As filed with the Securities and Exchange Commission On September 30, 2005

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 86	☒
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 87	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or

☐	on pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or

☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 86 to the Registration Statement of Wells Fargo Funds Trust (“the Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended May 31, 2005 for the Corporate Bond Fund, Diversified Bond Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund, Ultra Short-Term Income Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio, and to make certain other non-material changes to the Trust’s Registration Statement.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A	Prospectus Captions
1	Front and Back Cover Pages

2	Objectives

Principal Strategies

Summary of Important Risks

Performance History

3	Summary of Expenses

4	Objectives

Principal Strategies

Summary of Important Risks

See Individual Fund Summaries

Additional Strategies and General Investment Risks

Other Information

5	Organization and Management of the Funds

6	Your Account

How to Buy Shares

How to Sell Shares

Exchanges

Income and Gain Distributions

Taxes

7	A Choice of Share Classes

Reductions and Waivers of Sales Charges

8	See Individual Fund Summaries

Part B	Statement of Additional Information Captions
9	Cover Page and Table of Contents

10	Historical Fund Information

11	Investment Policies

Additional Permitted Investment Activities and Associated Risks

Policies and Procedures for Disclosure of Fund Portfolio Holdings

12	Management

Proxy Voting Policies and Procedures

13	Capital Stock

14	Management

Additional Purchase and Redemption Information

15	Management

16	Management

Portfolio Transactions

17	Capital Stock

18	Determination of Net Asset Value

Additional Purchase and Redemption Information

19	Federal Income Taxes

20	Management

21	Not Applicable

22	Financial Information

Part C	Other Information
23-30	Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

WELLS FARGO

ADVANTAGE FUNDS

October 1, 2005

Prospectus

Wells Fargo Advantage Income Funds – Class A, Class B, Class C

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Yield Bond Fund

Wells Fargo Advantage Income Plus Fund

Wells Fargo Advantage Inflation-Protected Bond Fund

Wells Fargo Advantage Intermediate Government Income Fund

Wells Fargo Advantage Short Duration Government Bond Fund

Wells Fargo Advantage Stable Income Fund

Wells Fargo Advantage Strategic Income Fund

Wells Fargo Advantage Total Return Bond Fund

Wells Fargo Advantage Ultra-Short Duration Bond Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Government Securities Fund (Class C: WGSCX)	Seeks current income.

High Yield Bond Fund (Class A: HYBAX) (Class B: HYBBX) (Class C: HYBCX)	Seeks total return with a high level of current income.

Income Plus Fund (Class A: STYAX) (Class B: STYBX) (Class C: WFIPX)	Seeks to maximize income while maintaining prospects for capital appreciation.

Inflation-Protected Bond Fund (Class A: IPBAX) (Class B: IPBBX) (Class C: IPBCX)	Seeks to provide total return while providing protection against inflation.

Intermediate Government Income Fund (Class A: NVGAX) (Class B: NVBGX) (Class C: WFGCX)	Seeks to provide current income consistent with safety of principal.

Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund) (Class A: MSDAX) (Class B: MSDBX) (Class C: MSDCX)	Seeks to provide current income consistent with capital preservation.

Stable Income Fund (Class A: NVSAX) (Class B: NVSBX) (Class C: WSICX)	Seeks stability of principal while providing lower volatility total return.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). We invest in corporate debt securities and may buy preferred and other convertible securities. We focus on individual security selection and seek to identify high yield securities that appear comparatively undervalued. We do not manage the Fund’s portfolio to a specific maturity or duration.

We invest primarily in investment-grade debt securities, including corporate and government debt securities. We may also invest in debt securities that are below investment-grade (sometimes referred to as “junk bonds”) for their higher return potential.

The Fund is a gateway fund that invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

We invest principally in U.S. Government obligations. We also may invest in non-government mortgage- and asset-backed securities. Under normal circumstances, we expect the Fund’s average effective duration will be within the range of 3- and 5-year U.S. Treasury notes.

We invest principally in U.S. Government obligations. We also may invest in non-government mortgage- and asset-backed securities. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Income Funds Prospectus	5

Income Funds Overview

FUND (TICKER)	OBJECTIVE

Strategic Income Fund (Class A: SASAX) (Class B: SASIX) (Class C: SASCX)	Seeks current income while maintaining prospects for capital appreciation.

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) (Class A: MBFAX) (Class B: MBFBX) (Class C: MBFCX)	Seeks total return consisting of income and capital appreciation.

Ultra-Short Duration Bond Fund (Class A: STSDX) (Class B: SSDKX) (Class C: SSHCX)	Seeks current income consistent with capital preservation.

6	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in income-producing securities. We also invest up to 20% of total assets in debt securities that are in default at the time of purchase and up to 20% of total assets in common stocks and convertible securities and up to 30% of total assets in obligations of foreign issuers. We may invest all of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund’s average effective maturity will typically be maintained between three and ten years.

The Fund is a gateway fund that invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in debt securities and up to 35% of total assets in below investment-grade securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average duration is expected to be one year or less.

Income Funds Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 29;

•	the “Additional Strategies and General Investment Risks” section beginning on page 72; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are low or below investment-grade, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities

Certain Funds invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

8	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Agency Securities

Certain Funds invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

Income Funds Prospectus	9

Summary of Important Risks

FUND	SPECIFIC RISKS

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities” and “High Yield Securities” risks described under “Common Risks for the Funds” starting on page 8.

Income Plus Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Inflation-Protected Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

10	Income Funds Prospectus

FUND	SPECIFIC RISKS

Intermediate Government Income Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Stable Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8.

Strategic Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Total Return Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra-Short Duration Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 8.

Income Funds Prospectus	11

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage Strategic Income Fund and Wells Fargo Advantage Ultra-Short Duration Bond Fund were organized as the successor funds to the Strong Government Securities Fund, Strong Advisor Strategic Income Fund and Strong Advisor Short Duration Bond Fund, respectively. The predecessor Strong Funds were organized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage Strategic Income Fund and Wells Fargo Advantage Ultra-Short Duration Bond Fund reflects, for the periods prior to each Fund’s reorganization, the historical information of the predecessor funds.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund reflects, for the periods prior to each Fund’s reorganization, the historical information of its predecessor.

12	Income Funds Prospectus

Government Securities Fund Class C Calendar Year Returns 1*

Best Qtr.:	Q2 ‘95 • 6.15%	Worst Qtr.:	Q2 ‘04 • (3.03)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 1.81%.

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[2] for the period ended 12/31/04	1 year	5 years	10 years
Class C Returns Before Taxes (Incept. 12/26/02)[1]	1.12%	6.13%	6.26%
Class C Returns After Taxes on Distributions	(0.12)%	4.07%	3.92%
Class C Returns After Taxes on Distributions and Sale of Fund Shares	0.72%	4.00%	3.90%
LB Intermediate Government Index[3] (reflects no deduction for fees, expenses or taxes)	2.33%	6.57%	6.75%
LB Aggregate Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.72%
LB Aggregate Ex-Credit Bond Index[5] (reflects no deduction for fees, expenses or taxes)	4.06%	N/A	N/A
[1]	Performance shown reflects the performance of the Class C shares of the predecessor Strong Government Securities Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on October 29, 1986, adjusted to reflect this Class’s sales charges and expenses except where noted.
[2]	Returns reflect applicable sales charges.
[3]	Lehman Brothers Intermediate U.S. Government Bond Index.
[4]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers Intermediate U.S. Government Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers Intermediate U.S. Government Bond Index is more representative of the breadth of the Fund’s holdings.
[5]	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001.

Income Funds Prospectus	13

Performance History

High Yield Bond Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 7.30%	Worst Qtr.:	Q2 ‘04 • (0.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was (0.13)%.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/04	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 11/29/02)	4.33%	8.92%
Class A Returns After Taxes on Distributions	1.35%	6.19%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.95%	6.04%
Class B Returns Before Taxes (Incept. 11/29/02)	3.33%	9.20%
Class C Returns Before Taxes (Incept. 11/29/02)	7.43%	10.53%
ML High Yield Master II Index[2] (reflects no deduction for fees, expenses or taxes)	10.87%	19.19%
[1]	Returns reflect applicable sales charges.
[2]	Merrill Lynch U.S. High Yield Master II Index.

14	Income Funds Prospectus

Income Plus Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 4.16%	Worst Qtr.:	Q2 ‘04 • (1.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 0.89%.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 7/13/98)	1.79%	5.57%	4.26%
Class A Returns After Taxes on Distributions	(0.13)%	3.02%	1.69%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.12%	3.14%	1.98%
Class B Returns Before Taxes (Incept. 7/13/98)	0.67%	5.41%	4.23%
Class C Returns Before Taxes (Incept. 7/13/98)	4.76%	5.74%	4.23%
LB Universal Index[2] (reflects no deduction for fees, expenses or taxes)	4.97%	7.88%	6.59%
LB Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	6.48%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers U.S. Universal Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers U.S. Universal Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers U.S. Universal Bond Index is more representative of the breadth of the Fund’s holdings.

Income Funds Prospectus	15

Performance History

Inflation-Protected Bond Fund Class A Calendar Year Return*

Best Qtr.:	Q1 ’04 • 4.70%	Worst Qtr.:	Q2 ’04 • (3.32)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 2.29%.

The table below provides average annual total return information, for the Fund’s Class A, Class B and Class C shares, and includes before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 2/28/03)	2.48%	3.21%
Class A Returns After Taxes on Distributions	1.17%	1.82%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.60%	1.92%
Class B Returns Before Taxes (Incept. 2/28/03)	1.41%	2.83%
Class C Returns Before Taxes (Incept. 2/28/03)	5.51%	4.99%
LB U.S. TIPS Index[2] (reflects no deduction for fees, expenses or taxes)	8.46%	6.62%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index.

16	Income Funds Prospectus

Intermediate Government Income Fund Class A Calendar Year Returns*2

Best Qtr.:	Q3 ‘98 • 5.91%	Worst Qtr.:	Q2 ‘04 • (2.51)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 1.61%.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	(2.70)%	5.11%	5.78%
Class A Returns After Taxes on Distributions	(4.06)%	3.06%	3.28%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(1.77)%	3.10%	3.35%
Class B Returns Before Taxes (Incept. 5/17/96)[3]	(3.98)%	4.93%	5.47%
Class C Returns Before Taxes (Incept. 11/8/99)[3]	0.11%	5.28%	5.47%
LB Intermediate Government Index[4] (reflects no deduction for fees, expenses or taxes)	2.33%	6.57%	6.75%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to May 2, 1996 reflects the performance of the Administrator Class shares adjusted to reflect the fees and expenses of the Class A shares. The Administrator Class shares incepted November 11, 1994.
[3]	Performance shown prior to inception reflects the performance shown for the Class A shares adjusted to reflect the fees and expenses of this Class.
[4]	Lehman Brothers Intermediate U.S. Government Bond Index.

Income Funds Prospectus	17

Performance History

Short Duration Government Bond Fund Class A Calendar Year Returns2*

Best Qtr.:	Q3 ‘01 • 3.34%	Worst Qtr.:	Q2 ‘04 • (1.31)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 0.78%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/11/96)[2]	(1.87)%	4.22%	5.30%
Class A Returns After Taxes on Distributions	(2.70)%	2.50%	3.26%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(1.22)%	2.53%	3.24%
Class B Returns Before Taxes (Incept. 5/31/02)[2]	(2.69)%	4.34%	5.37%
Class C Returns Before Taxes (Incept. 5/31/02)[2]	(0.59)%	4.34%	5.37%
LB 1-3 Year Government Bond Index[3] (reflects no deduction for fees, expenses or taxes)	1.07%	5.11%	5.79%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges except where noted. Performance shown for periods prior to the inception of each Class reflects the performance of the predecessor fund’s Class R shares, adjusted for applicable fees and expenses of the respective Class. The predecessor fund incepted on December 18, 1992.
[3]	Lehman Brothers 1-3 Year U.S. Government Bond Index.

18	Income Funds Prospectus

Stable Income Fund Class A Calendar Year Returns2*

Best Qtr.:	Q1 ‘01 • 2.32%	Worst Qtr.:	Q2 ‘04 • (0.44)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 1.09%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	(0.95)%	3.15%	4.48%
Class A Returns After Taxes on Distributions	(1.38)%	1.90%	2.74%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.62)%	1.91%	2.73%
Class B Returns Before Taxes (Incept. 5/17/96)[2]	(1.19)%	2.77%	3.89%
Class C Returns Before Taxes (Incept. 6/30/03)[2]	(0.68)%	2.76%	3.77%
LB 9-12 Months Short Treasury Index[3] (reflects no deduction for fees, expenses or taxes)	0.94%	3.70%	4.86%
LB 1-3 Year Government/Credit Index[4] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB 9-12 Months Short-Term Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares adjusted to reflect this Class’s fees and expenses. The Administrator Class shares incepted on November 11, 1994.
[3]	Lehman Brothers 9-12 Months U.S. Short Treasury Index. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition.
[4]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[5]	Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	19

Performance History

Strategic Income Fund Class A Calendar Year Returns 1*

Best Qtr.:	Q2 ‘03 • 12.13%	Worst Qtr.:	Q2 ‘02 • (8.11)%

*Returns	do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 0.41%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/04	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 11/30/00)[1]	6.92%	10.48%
Class A Returns After Taxes on Distributions	4.42%	6.58%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	4.40%	6.46%
Class B Returns Before Taxes (Incept. 11/30/00)[1]	5.71%	10.02%
Class C Returns Before Taxes (Incept. 11/30/00)[1]	9.67%	10.35%
LB U.S. High Yield Index[3] (reflects no deduction for fees, expenses or taxes)	11.13%	10.73%

[1]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor Strong Advisor Strategic Income Fund, adjusted to reflect applicable sales charges except where noted.
[2]	Returns reflect applicable sales charges.
[3]	Lehman Brothers U.S. Corporate High Yield Bond Index.

20	Income Funds Prospectus

Total Return Bond Fund Class A Calendar Year Returns*2

Best Qtr.:	Q3 ‘02 • 4.86%	Worst Qtr.:	Q2 ‘04 • (2.44)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 2.33%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/01)[2]	(0.69)%	6.84%	6.38%
Class A Returns After Taxes on Distributions	(1.87)%	4.73%	3.90%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.46)%	4.54%	3.89%
Class B Returns Before Taxes (Incept. 10/31/01)[2]	(1.71)%	6.98%	6.71%
Class C Returns Before Taxes (Incept. 10/31/01)[2]	2.32%	7.17%	6.60%
LB Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.01%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges except where noted. Performance shown for periods prior to inception of each class reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on June 30, 1997.
[3]	Lehman Brothers U.S. Aggregate Bond Index.

Income Funds Prospectus	21

Performance History

Ultra-Short Duration Bond Fund Class A Calendar Year Returns 1*

Best Qtr.:	Q2 ‘95 • 3.77%	Worst Qtr.:	Q1 ‘02 • (0.66)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2005 was 1.15%.

22	Income Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/30/00)[1]	(1.01)%	2.78%	5.05%
Class A Returns After Taxes on Distributions	(1.92)%	1.15%	2.78%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.66)%	1.37%	2.88%
Class B Returns Before Taxes (Incept. 11/30/00)[3]	(1.37)%	2.25%	4.50%
Class C Returns Before Taxes (Incept. 11/30/00)[4]	(0.85)%	2.28%	4.34%
LB 9-12 Months Short Treasury Index[6,9] (reflects no deduction for fees, expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the-Run Index[5,6] (reflects no deduction for fees, expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[7] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB Short-Term Government/Credit Index[8] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown reflects the performance of the Class A shares of the predecessor Strong Advisor Short Duration Bond Fund, adjusted to reflect applicable sales charges except where noted. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the Fund, adjusted to reflect this Class’s sales charges and expenses. The predecessor fund’s Class Z shares incepted on March 31, 1994.
[2]	Returns reflect applicable sales charges.
[3]	Performance shown reflects the performance of the Class B shares of the predecessor Strong Advisor Short Duration Bond Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the Fund, adjusted to reflect this Class’s sales charges and expenses. The predecessor fund’s Class Z shares incepted on March 31, 1994.
[4]	Performance shown reflects the performance of the Class C shares of the predecessor Strong Advisor Short Duration Bond Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the Fund, adjusted to reflect this Class’s sales charges and expenses. The predecessor fund’s Class Z shares incepted on March 31, 1994.
[5]	Citigroup 1-Year U.S. Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year U.S. Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[6]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[7]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[8]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.
[9]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.

Income Funds Prospectus	23

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

	Government Securities Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund and Total Return Bond Fund			High Yield Bond Fund and Strategic Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%	None	5.00%	1.00%
Redemption Fee[2]	None	None	None	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Government Securities Fund	High Yield Bond Fund
	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.41%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.63%	0.69%	0.69%	0.69%

Total Annual Fund Operating Expenses	1.79%	1.24%	1.99%	1.99%
Fee Waivers	0.09%	0.09%	0.09%	0.09%

Net Expenses[5]	1.70%	1.15%	1.90%	1.90%

	Short Duration Government Bond Fund			Stable Income Fund[6]
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.84%	0.83%	0.85%	0.68%	0.68%	0.68%

Total Annual Fund Operating Expenses	1.28%	2.02%	2.04%	1.12%	1.87%	1.87%
Fee Waivers	0.43%	0.42%	0.44%	0.27%	0.27%	0.27%

Net Expenses[5]	0.85%	1.60%	1.60%	0.85%	1.60%	1.60%
[1]	Class A shares for all Funds, except the Short Duration Government Bond, Stable Income and Ultra-Short Duration Bond Funds, that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from date of purchase. For the Short Duration Government Bond, Stable Income and Ultra-Short Duration Bond Funds, such share purchases may be assessed a 0.50% CDSC. See “A Choice of Share Classes” on page 80 for additional information. All other Class A shares will not have a CDSC.
[2]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 93 for further information.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s, except the Inflation-Protected Bond Fund’s, Stable Income Fund’s and Total Return Bond Fund’s, management fees and for the management fees of the master portfolio in which the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each invest. The management fees charged to the Funds/master portfolios will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for the High Yield Bond and Income Plus Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. For the Government Securities, Intermediate Government Income, Short

24	Income Funds Prospectus

Summary of Expenses

Short Duration Government Bond Fund			Stable Income Fund and Ultra-Short Duration Bond Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

3.00%	None	None	2.00%	None	None

None	3.00%	1.00%	None	1.50%	1.00%
None	None	None	None	None	None

Income Plus Fund			Inflation-Protected Bond Fund[6]			Intermediate Government Income Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.55%	0.55%	0.55%	0.45%	0.45%	0.45%	0.44%	0.44%	0.44%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.70%	0.70%	0.70%	0.78%	0.79%	0.79%	0.61%	0.63%	0.63%

1.25%	2.00%	2.00%	1.23%	1.99%	1.99%	1.05%	1.82%	1.82%
0.25%	0.25%	0.25%	0.38%	0.39%	0.39%	0.10%	0.12%	0.12%

1.00%	1.75%	1.75%	0.85%	1.60%	1.60%	0.95%	1.70%	1.70%

Strategic Income Fund			Total Return Bond Fund[6]			Ultra-Short Duration Bond Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.55%	0.55%	0.55%	0.42%	0.42%	0.42%	0.45%	0.45%	0.45%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
1.02%	1.01%	1.01%	0.70%	0.69%	0.70%	0.94%	0.94%	0.94%

1.57%	2.31%	2.31%	1.12%	1.86%	1.87%	1.39%	2.14%	2.14%
0.47%	0.46%	0.46%	0.22%	0.21%	0.22%	0.59%	0.59%	0.59%

1.10%	1.85%	1.85%	0.90%	1.65%	1.65%	0.80%	1.55%	1.55%
Duration Government Bond, Strategic Income and Ultra-Short Duration Bond Funds and for each master portfolio in which each of the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund invests substantially all of its assets, the breakpoint schedule is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. In addition, for the Strategic Income and Ultra-Short Duration Bond Funds Class A, Class B and Class C and the Government Securities Fund Class C, other expenses are based on estimates for the current fiscal year.
[5]	For the Government Securities, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For all other Funds in this Prospectus, the adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[6]	Includes expenses allocated from the master portfolio in which the Fund invests. Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.24% for Class A, 1.99% for Class B and Class C.

Income Funds Prospectus	25

Income Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Government Securities Fund	High Yield Bond Fund
	Class C	Class A	Class B	Class C
1 YEAR	$273	$562	$693	$293
3 YEARS	$555	$817	$916	$616
5 YEARS	$961	$1,092	$1,264	$1,064
10 YEARS	$2,098	$1,875	$2,025	$2,310

	Short Duration Government Bond Fund			Stable Income Fund
	Class A	Class B	Class C	Class A	Class B	Class C
1 YEAR	$384	$463	$263	$285	$313	$263
3 YEARS	$652	$693	$597	$523	$562	$562
5 YEARS	$941	$965	$1,058	$779	$900	$986
10 YEARS	$1,762	$1,788	$2,334	$1,512	$1,627	$2,168

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	Government Securities Fund	High Yield Bond Fund
	Class C	Class A	Class B	Class C
1 YEAR	$173	$562	$193	$193
3 YEARS	$555	$817	$616	$616
5 YEARS	$961	$1,092	$1,064	$1,064
10 YEARS	$2,098	$1,875	$2,025	$2,310

	Short Duration Government Bond Fund			Stable Income Fund
	Class A	Class B	Class C	Class A	Class B	Class C
1 YEAR	$384	$163	$163	$285	$163	$163
3 YEARS	$652	$593	$597	$523	$562	$562
5 YEARS	$941	$965	$1,058	$779	$900	$986
10 YEARS	$1,762	$1,788	$2,334	$1,512	$1,627	$2,168

26	Income Funds Prospectus

Summary of Expenses

Income Plus Fund			Inflation-Protected Bond Fund			Intermediate Government Income Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$547	$678	$278	$533	$663	$263	$543	$673	$273
$805	$903	$603	$787	$887	$587	$760	$861	$561
$1,082	$1,255	$1,055	$1,060	$1,237	$1,037	$994	$1,174	$974
$1,872	$2,022	$2,307	$1,840	$1,996	$2,285	$1,666	$1,830	$2,127

Strategic Income Fund			Total Return Bond Fund			Ultra-Short Duration Bond Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$557	$688	$288	$538	$668	$268	$280	$308	$258
$879	$977	$677	$769	$864	$566	$568	$599	$613
$1,224	$1,394	$1,194	$1,019	$1,186	$991	$877	$985	$1,095
$2,195	$2,337	$2,610	$1,733	$1,878	$2,172	$1,755	$1,856	$2,426

Income Plus Fund			Inflation-Protected Bond Fund			Intermediate Government Income Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$547	$178	$178	$533	$163	$163	$543	$173	$173
$805	$603	$603	$787	$587	$587	$760	$561	$561
$1,082	$1,055	$1,055	$1,060	$1,037	$1,037	$994	$974	$974
$1,872	$2,022	$2,307	$1,840	$1,996	$2,285	$1,666	$1,830	$2,127

Strategic Income Fund			Total Return Bond Fund			Ultra-Short Duration Bond Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$557	$188	$188	$538	$168	$168	$280	$158	$158
$879	$677	$677	$769	$564	$566	$568	$599	$613
$1,224	$1,194	$1,194	$1,019	$986	$991	$877	$985	$1,095
$2,195	$2,337	$2,610	$1,733	$1,878	$2,172	$1,755	$1,856	$2,426

Income Funds Prospectus	27

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

28	Income Funds Prospectus

Government Securities Fund

Portfolio Managers:    Michael J. Bray, CFA; W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of short, intermediate and long-term U.S. Government obligations. We employ a “top-down” macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a “bottom-up” process of fundamental securities analysis to select the specific securities for investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

We may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	29

Government Securities Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON DECEMBER 26, 2002

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003[2]
Net asset value, beginning of period	$10.92	$11.05	$11.14
Income from investment operations:
Net investment income (loss)	0.12	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.01	0.20	(0.06)
Total from investment operations	0.13	0.35	0.13
Less distributions:
Distributions from net investment income	(0.16)	(0.25)	(0.22)
Distributions from net realized gain	(0.12)	(0.23)	0.00
Total distributions	(0.28)	(0.48)	(0.22)
Net asset value, end of period	$10.77	$10.92	$11.05
Total return[1]	1.24%	3.20%	1.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,257	$2,979	$2,925
Ratios to average net assets[3]:
Ratio of expenses to average net assets	2.26%	2.06%	2.11%
Ratio of net investment income (loss) to average net assets	2.14%	1.65%	1.25%
Portfolio turnover rate[6]	139%	390%	531%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.30%	2.10%	2.17%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from December 26, 2002 (commencement of Class) to October 31, 2003.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

30	Income Funds Prospectus

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High Yield Bond Fund

Portfolio Managers:    Roger Wittlin; Phil Susser

Investment Objective

The High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We actively manage a diversified portfolio of below investment-grade debt securities (often called “junk bonds” or high yield securities). We do not manage the Fund’s portfolio to a specific maturity or duration. We focus on individual security selection (primarily using a “bottom-up” approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. We analyze the issuers’ long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies.

We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. We attempt to invest in high yield securities of issuers who we believe have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. Our strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

•	up to 15% of total assets in any one industry; and

•	up to 5% of total assets in any one issuer.

We will generally invest in below investment-grade debt securities that are rated at least “Caa” by Moody’s or “CCC” by S&P, or that are unrated but deemed by us to be of comparable quality. The average credit quality of this Fund’s portfolio securities is expected to be at least B as rated by S&P.

32	Income Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “High Yield Securities” risks described under “Common Risks for the Funds” starting on page 8. We invest in debt securities that are below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	33

High Yield Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON NOVEMBER 29, 2002

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003[4]
Net asset value, beginning of period	$10.45	$10.28	$10.00
Income from investment operations:
Net investment income (loss)	0.76	0.75	0.26
Net realized and unrealized gain (loss) on investments	(0.04)	0.18	0.27
Total from investment operations	0.72	0.93	0.53
Less distributions:
Distributions from net investment income	(0.77)	(0.74)	(0.25)
Distributions from net realized gain	(0.19)	(0.02)	0.00
Total distributions	(0.96)	(0.76)	(0.25)
Net asset value, end of period	$10.21	$10.45	$10.28
Total return[1]	6.99%	9.24%	5.40%
Ratios/supplemental data:
Net assets, end of period (000s)	$201,997	$243,511	$120,168
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	7.17%	7.08%	5.86%
Portfolio turnover rate[5]	81%	39%	29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.24%	1.24%	1.32%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	For the period from November 29, 2002 (commencement of Class) to May 31, 2003.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

34	Income Funds Prospectus

Financial Highlights

CLASS B SHARES— COMMENCED ON NOVEMBER 29, 2002			CLASS C SHARES— COMMENCED ON NOVEMBER 29, 2002

May 31, 2005	May 31, 2004	May 31, 2003[4]	May 31, 2005	May 31, 2004	May 31, 2003[4]
$10.45	$10.28	$10.00	$10.46	$10.29	$10.00

0.68	0.67	0.22	0.68	0.67	0.22

(0.04)	0.18	0.28	(0.04)	0.18	0.29
0.64	0.85	0.50	0.64	0.85	0.51

(0.69)	(0.66)	(0.22)	(0.69)	(0.66)	(0.22)
(0.19)	(0.02)	0.00	(0.19)	(0.02)	0.00
(0.88)	(0.68)	(0.22)	(0.88)	(0.68)	(0.22)
$10.21	$10.45	$10.28	$10.22	$10.46	$10.29
6.20%	8.43%	5.05%	6.20%	8.42%	5.12%

$26,501	$27,248	$11,563	$20,573	$26,221	$12,220

1.90%	1.90%	1.90%	1.90%	1.90%	1.90%

6.44%	6.35%	6.49%	6.43%	6.34%	6.53%
81%	39%	29%	81%	39%	29%

1.99%	1.99%	2.13%	1.99%	1.99%	2.15%

Income Funds Prospectus	35

Sub-Adviser’s Prior Performance History

The performance information shown below represents prior performance of the Sutter High Yield Composite (the “Composite”) which includes all fully discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Fund. The Composite is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Composite. The Composite’s performance presented below is net of the fees and expenses that will be charged to the Class A shares of the Fund. The Composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 8.28%	Worst Qtr.:	Q3 ‘02 • (2.33)%

The	Composite’s year-to-date performance through June 30, 2005 was (0.16)%.

Average annual total return[1] for the period ended 12/31/04	1 year	5 years	Life of Composite
Sutter High Yield Composite (Incept. 07/01/96)	10.35%	10.07%	9.79%
ML U.S. High Yield Master II Index[2]	10.87%	6.68%	7.07%
[1]	The Composite returns are presented net of the fees and expenses that will be charged to the Class A shares of the Fund.
[2]	Merrill Lynch U.S. High Yield Master II Index.

36	Income Funds Prospectus

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Income Plus Fund

Portfolio Managers:    W. Frank Koster; Thomas M. Price, CFA

Investment Objective

The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of investment-grade and below investment-grade debt securities. We primarily invest in investment-grade debt securities, including U.S. Government obligations, mortgage- and asset-backed securities and corporate securities of U.S. and foreign issuers. Additionally, we opportunistically invest in below investment-grade debt securities as they offer the potential for higher returns and generally carry a higher yield to compensate for the higher risk associated with their investment. We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from both income and the potential for capital appreciation.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing securities;

•	at least 25% of total assets in corporate debt securities and U.S. Government obligations;

•	up to 35% of total assets in debt securities that are below investment-grade; and

•	up to 25% of total assets in securities of foreign issuers.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “Caa” by Moody’s or “CCC” by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the Fund’s portfolio of “B or higher” as rated by S&P.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

38	Income Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. Debt securities that are below investment-grade or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. The portion of the portfolio held in below investment-grade debt securities may at times exceed the 35% investment limitation, if such increase is the result of market and/or rating fluctuations.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	39

Income Plus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1998

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.84	$11.31	$10.81	$10.80	$10.60
Income from investment operations:
Net investment income (loss)	0.57	0.55	0.59	0.66	0.72
Net realized and unrealized gain (loss) on investments	0.20	(0.39)	0.61	0.02	0.31
Total from investment operations	0.77	0.16	1.20	0.68	1.03
Less distributions:
Distributions from net investment income	(0.62)	(0.63)	(0.70)	(0.67)	(0.83)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.62)	(0.63)	(0.70)	(0.67)	(0.83)
Net asset value, end of period	$10.99	$10.84	$11.31	$10.81	$10.80
Total return[1]	7.27%	1.43%	11.53%	6.48%	10.06%
Ratios/supplemental data:
Net assets, end of period (000s)	$42,676	$28,898	$20,815	$20,188	$12,468
Ratios to average net assets
Ratio of expenses to average net assets	0.58%[4]	0.68%[4]	1.00%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	5.48%	4.92%	5.42%	6.05%	6.97%
Portfolio turnover rate[3]	132%	185%	130%	63%	63%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.25%	1.31%	1.32%	1.47%	1.44%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	The Fund’s Adviser waived its advisory fee for the portion of the Fund’s assets that is invested in the High Yield Bond Fund.

40	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON JULY 13, 1998

May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
$10.84	$11.31	$10.82	$10.80	$10.61

0.46	0.45	0.50	0.58	0.65
0.23	(0.37)	0.60	0.03	0.29
0.69	0.08	1.10	0.61	0.94

(0.54)	(0.55)	(0.61)	(0.59)	(0.75)
0.00	0.00	0.00	0.00	0.00
(0.54)	(0.55)	(0.61)	(0.59)	(0.75)
$10.99	$10.84	$11.31	$10.82	$10.80
6.47%	0.68%	10.60%	5.78%	9.14%

$20,165	$38,486	$47,516	$46,760	$34,203

1.32%[4]	1.45%[4]	1.75%	1.85%	1.85%
4.76%	4.13%	4.68%	5.29%	6.26%
132%	185%	130%	63%	63%
2.00%	2.05%	2.12%	2.32%	2.21%

Income Funds Prospectus	41

Income Plus Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JULY 13, 1998

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.84	$11.31	$10.82	$10.80	$10.61
Income from investment operations:
Net investment income (loss)	0.51	0.44	0.52	0.58	0.65
Net realized and unrealized gain (loss) on investments	0.18	(0.36)	0.58	0.03	0.29
Total from investment operations	0.69	0.08	1.10	0.61	0.94
Less distributions:
Distributions from net investment income	(0.54)	(0.55)	(0.61)	(0.59)	(0.75)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.54)	(0.55)	(0.61)	(0.59)	(0.75)
Net asset value, end of period	$10.99	$10.84	$11.31	$10.82	$10.80
Total return[1]	6.47%	0.68%	10.60%	5.78%	9.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,451	$7,955	$10,945	$7,328	$3,253
Ratios to average net assets:
Ratio of expenses to average net assets	1.32%[4]	1.46%[4]	1.75%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets	4.74%	4.12%	4.63%	5.31%	6.26%
Portfolio turnover rate	132%	185%	130%	63%	63%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	2.00%	2.05%	2.07%	2.34%	2.27%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

42	Income Funds Prospectus

Inflation-Protected Bond Fund

Portfolio Managers:    Michael J. Bray, CFA; Jay N. Mueller, CFA

Investment Objective

The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security’s characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

•	up to 20% of the Fund’s assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	43

Inflation-Protected Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON FEBRUARY 28, 2003

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003[4]
Net asset value, beginning of period	$10.04	$10.14	$10.00
Income from investment operations:
Net investment income (loss)	0.37	0.29	0.15
Net realized and unrealized gain (loss) on investments	0.43	(0.13)	0.14
Total from investment operations	0.80	0.16	0.29
Less distributions:
Distributions from net investment income	(0.33)	(0.23)	(0.15)
Distributions from net realized gain	(0.06)	(0.03)	0.00
Total distributions	(0.39)	(0.26)	(0.15)
Net asset value, end of period	$10.45	$10.04	$10.14
Total return[1]	8.12%	1.65%	2.94%
Ratios/supplemental data:
Net assets, end of period (000s)	$28,437	$20,087	$5,136
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.86%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	3.63%	3.18%	8.55%
Portfolio turnover rate[5]	425%	155%	115%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.23%	1.44%	1.82%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	For the period from February 28, 2003 (commencement of Class) to May 31, 2003.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44	Income Funds Prospectus

Financial Highlights

CLASS B SHARES— COMMENCED ON FEBRUARY 28, 2003			CLASS C SHARES— COMMENCED ON FEBRUARY 28, 2003

May 31, 2005	May 31, 2004	May 31, 2003[4]	May 31, 2005	May 31, 2004	May 31, 2003[4]
$10.03	$10.13	$10.00	$10.04	$10.13	$10.00

0.31	0.20	0.13	0.31	0.21	0.13

0.40	(0.12)	0.13	0.40	(0.12)	0.13
0.71	0.08	0.26	0.71	0.09	0.26

(0.26)	(0.15)	(0.13)	(0.26)	(0.15)	(0.13)
(0.06)	(0.03)	0.00	(0.06)	(0.03)	0.00
(0.32)	(0.18)	(0.13)	(0.32)	(0.18)	(0.13)
$10.42	$10.03	$10.13	$10.43	$10.04	$10.13
7.13%	0.89%	2.65%	7.12%	0.99%	2.65%

$12,168	$10,645	$5,034	$13,873	$11,813	$4,441

1.60%	1.65%	1.65%	1.60%	1.65%	1.65%

2.99%	2.14%	7.33%	3.00%	2.22%	7.81%
425%	155%	115%	425%	155%	115%

1.99%	2.19%	2.72%	1.99%	2.19%	2.65%

Income Funds Prospectus	45

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Intermediate Government Income Fund

Portfolio Manager:    William Stevens

Investment Objective

The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.

Investment Strategies

We actively manage a diversified portfolio consisting of fixed and variable rate U.S. Government obligations, including U.S. Treasury and U.S. Government agency securities. We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. Under normal circumstances, we expect the Fund’s average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government mortgage- and asset-backed securities; and

•	up to 10% of total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may enter into reverse repurchase agreements or use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	47

Intermediate Government Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.94	$11.70	$11.19	$11.02	$10.56
Income from investment operations:
Net investment income (loss)	0.34	0.36	0.41	0.51	0.66
Net realized and unrealized gain (loss) on investments	0.12	(0.60)	0.68	0.28	0.47
Total from investment operations	0.46	(0.24)	1.09	0.79	1.13
Less distributions:
Distributions from net investment income	(0.44)	(0.52)	(0.58)	(0.62)	(0.67)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.44)	(0.52)	(0.58)	(0.62)	(0.67)
Net asset value, end of period	$10.96	$10.94	$11.70	$11.19	$11.02
Total return[1]	4.25%	(2.10)%	9.95%	7.34%	10.94%
Ratios/supplemental data:
Net assets, end of period (000s)	$142,570	$192,976	$196,203	$195,062	$185,638
Ratios to average net assets:
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	3.25%	2.98%	3.57%	4.57%	6.06%
Portfolio turnover rate[2]	277%	178%	139%	102%	57%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.05%	1.12%	1.13%	1.16%	1.22%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

48	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 17, 1996

May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
$10.93	$11.68	$11.18	$11.01	$10.55

0.12	0.08	0.33	0.43	0.58

0.24	(0.40)	0.67	0.28	0.47
0.36	(0.32)	1.00	0.71	1.05

(0.35)	(0.43)	(0.50)	(0.54)	(0.59)
0.00	0.00	0.00	0.00	0.00
(0.35)	(0.43)	(0.50)	(0.54)	(0.59)
$10.94	$10.93	$11.68	$11.18	$11.01
3.37%	(2.76)%	9.08%	6.55%	10.12%

$30,236	$47,821	$80,989	$67,256	$61,482

1.70%	1.70%	1.70%	1.71%	1.71%

2.50%	2.22%	2.72%	3.81%	5.30%
277%	178%	139%	102%	57%

1.82%	1.87%	1.86%	1.82%	1.84%

Income Funds Prospectus	49

Intermediate Government Income Fund

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOV. 8, 1999

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.90	$11.66	$11.17	$11.01	$10.55
Income from investment operations:
Net investment income (loss)	0.15	0.12	0.39	0.46	0.58
Net realized and unrealized gain (loss) on investments	0.22	(0.45)	0.61	0.24	0.47
Total from investment operations	0.37	(0.33)	1.00	0.70	1.05
Less distributions:
Distributions from net investment income	(0.35)	(0.43)	(0.51)	(0.54)	(0.59)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.35)	(0.43)	(0.51)	(0.54)	(0.59)
Net asset value, end of period	$10.92	$10.90	$11.66	$11.17	$11.01
Total return[1]	3.47%	(2.85)%	9.11%	6.48%	10.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,860	$21,520	$34,133	$18,078	$8,386
Ratios to average net assets:
Ratio of expenses to average net assets	1.70%	1.70%	1.70%	1.71%	1.71%
Ratio of net investment income (loss) to average net assets	2.50%	2.23%	2.68%	3.79%	5.28%
Portfolio turnover rate[2]	277%	178%	139%	102%	57%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.82%	1.87%	1.79%	1.78%	1.85%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

50	Income Funds Prospectus

Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha; William Stevens; Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

Investment Strategies

We actively manage a portfolio consisting mostly of short-term U.S. Government obligations, including U.S. Treasury and U.S. Government agency securities. We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government mortgage- and asset-backed securities; and

•	up to 10% of total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may enter into reverse repurchase agreements or use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	51

Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended 2005, 2004 and 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MARCH 11, 1996

For the period ended:	May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002	June 30, 2001[2]
Net asset value, beginning of period	$10.13	$10.28	$10.24	$10.19	$9.88
Income from investment operations:
Net investment income (loss)	0.27	0.17	0.41	0.43	0.55
Net realized and unrealized gain (loss) on investments	(0.09)	(0.12)	0.10	0.22	0.31
Total from investment operations	0.18	0.05	0.51	0.65	0.86
Less distributions:
Distributions from net investment income	(0.30)[8]	(0.17)	(0.39)	(0.47)	(0.55)
Distributions from net realized gain	0.00	(0.03)	(0.08)	(0.13)	0.00
Total distributions	(0.30)	(0.20)	(0.47)	(0.60)	(0.55)
Net asset value, end of period	$10.01	$10.13	$10.28	$10.24	$10.19
Total return[3]	1.79%	0.49%	4.69%	6.45%	8.93%
Ratios/supplemental data:
Net assets, end of period (000s)	$94,059	$47,304	$55,807	$6,034	$4,550
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.86%	0.90%	1.06%[6]	1.12%	1.91%
Ratio of net investment income (loss) to average net assets	2.44%	1.83%	3.51%	4.16%	5.43%
Portfolio turnover rate[9]	272%	615%	331%	400%	245%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.28%	1.14%	1.51%	1.78%	2.70%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
[2]	Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.

52	Income Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON MAY 31, 2002				CLASS C SHARES—COMMENCED ON MAY 31, 2002

June 30, 2000	May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002	May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002
$10.03	$10.13	$10.29	$10.25	$10.22	$10.14	$10.30	$10.25	$10.22

0.56	0.19	0.11	0.28	0.00	0.14	0.11	0.27	0.00

(0.15)	(0.08)	(0.14)	0.10	0.03	(0.03)	(0.14)	0.11	0.03
0.41	0.11	(0.03)	0.38	0.03	0.11	(0.03)	0.38	0.03

(0.56)	(0.22)[8]	(0.10)	(0.26)	0.00	(0.22)[8]	(0.10)	(0.25)	0.00
0.00	0.00	(0.03)	(0.08)	0.00	0.00	(0.03)	(0.08)	0.00
(0.56)	(0.22)	(0.13)	(0.34)	0.00	(0.22)	(0.13)	(0.33)	0.00
$9.88	$10.02	$10.13	$10.29	$10.25	$10.03	$10.14	$10.30	$10.25
4.18%	1.13%	(0.30)%	3.76%	0.29%	1.13%	(0.30)%	3.79%	0.29%

$4,087	$27,078	$9,734	$5,576	$0[7]	$19,553	$34,410	$32,818	$0[7]

1.36%	1.61%	1.65%	1.80%[6]	0.00%	1.62%	1.65%	1.81%[6]	0.00%

5.60%	1.74%	1.12%	2.75%	0.00%	1.59%	1.10%	2.73%	0.00%
188%	272%	615%	331%	400%	272%	615%	331%	400%

1.86%	2.02%	1.89%	2.26%	0.45%	2.04%	1.89%	2.27%	0.45%

[5]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Includes interest expense.
[7]	Amount represents less than $1,000.
[8]	Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
[9]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	53

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Stable Income Fund

Portfolio Managers:    Richard Merriam, CFA; Ajay Mirza, CFA

Investment Objective

The Stable Income Fund seeks stability of principal while providing lower volatility total return.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 65% of total assets in mortgage-backed securities;

•	up to 35% of total assets in asset-backed securities;

•	up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

•	up to 50% of total assets in U.S. Government obligations; and

•	up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

We may not invest more than 30% of the Fund’s total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund’s total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	55

Stable Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.33	$10.44	$10.38	$10.36	$10.15
Income from investment operations:
Net investment income (loss)	0.16	0.16	0.25	0.34	0.57
Net realized and unrealized gain (loss) on investments	0.03	(0.10)	0.06	0.02	0.22
Total from investment operations	0.19	0.06	0.31	0.36	0.79
Less distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.25)	(0.34)	(0.58)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	(0.01)	0.00[5]	0.00	0.00
Total distributions	(0.14)	(0.17)	(0.25)	(0.34)	(0.58)
Net asset value, end of period	$10.38	$10.33	$10.44	$10.38	$10.36
Total return[1]	1.87%	0.45%	3.01%	3.53%	7.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$83,406	$166,484	$175,249	$79,555	$19,054
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.90%	0.90%	0.82%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.48%	1.52%	2.32%	3.02%	5.44%
Portfolio turnover rate[3,6]	43%	92%	45%	81%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.00%[7]	0.99%	1.04%	1.04%	1.09%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	Includes expenses allocated from the master portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Return of capital was less than $0.01 per share.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[7]	Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.12%.
[8]	Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.87%.

56	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 17, 1996

May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
$10.32	$10.43	$10.37	$10.35	$10.14

0.08	0.08	0.17	0.28	0.49
0.03	(0.10)	0.06	0.01	0.23
0.11	(0.02)	0.23	0.29	0.72

(0.06)	(0.08)	(0.17)	(0.27)	(0.51)
0.00	0.00	0.00	0.00	0.00
0.00	(0.01)	0.00[5]	0.00	0.00
(0.06)	(0.09)	(0.17)	(0.27)	(0.51)
$10.37	$10.32	$10.43	$10.37	$10.35
1.00%	(0.29)%	2.24%	2.79%	7.22%

$20,970	$35,552	$48,045	$20,318	$7,598

1.65%	1.65%	1.63%	1.65%	1.65%
0.75%	0.81%	1.51%	2.41%	4.65%
43%	92%	45%	81%	37%

1.75%[8]	1.75%	1.81%	1.87%	2.00%

Income Funds Prospectus	57

Stable Income Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 30, 2003

For the period ended:	May 31, 2005	May 31, 2004[6]
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income (loss)	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.04	0.33
Total from investment operations	0.11	0.39
Less distributions:
Distributions from net investment income	(0.06)	(0.08)
Distributions from net realized gain	0.00	0.00
Return of capital	0.00	(0.01)
Total distributions	(0.06)	(0.09)
Net asset value, end of period	$10.35	$10.30
Total return[1]	1.10%	(0.29)%
Ratios/supplemental data:
Net assets, end of period (000s)	$7,137	$12,225
Ratios to average net assets[4]:
Ratio of expenses to average net assets[5]	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	0.74%	0.54%
Portfolio turnover rate[3,7]	43%	92%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,5]	1.75%[8]	1.73%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a master portfolio.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes expenses allocated from the master portfolio(s) in which the Fund invests.
[6]	For the period from June 30, 2003 (commencement of Class) to May 31, 2004.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58	Income Funds Prospectus

Strategic Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Strategic Income Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing primarily in a portfolio of debt securities that are rated BBB through C by S&P, or that are unrated but deemed by us to be of comparable quality. We invest in a diversified portfolio of corporate obligations, convertible securities, and mortgage- and asset-backed securities. Under normal circumstances, we expect the Fund’s portfolio to maintain an average effective maturity between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing securities;

•	up to 30% of total assets in obligations of foreign issuers;

•	up to 20% of total assets in debt securities that are in default at the time of purchase;

•	up to 20% of total assets in common stocks and convertible securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

The Fund may invest all of its assets in below investment-grade debt securities.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 8.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	59

Strategic Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
Net asset value, beginning of period	$10.41	$9.90	$7.67	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.37	0.71	0.70	0.96	1.14
Net realized and unrealized gain (loss) on investments	(0.18)	0.51	2.22	(1.64)	(0.47)
Total from investment operations	0.19	1.22	2.92	(0.68)	0.67
Less distributions:
Distributions from net investment income	(0.37)	(0.71)	(0.69)	(0.97)	(1.14)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Total distributions	(0.37)	(0.71)	(0.69)	(1.18)	(1.14)
Net asset value, end of period	$10.23	$10.41	$9.90	$7.67	$9.53
Total return[1]	1.79%	12.70%	39.38%	(8.35)%	6.04%
Ratios/supplemental data:
Net assets, end of period (000s)	$13,254	$13,786	$10,917	$7,699	$5,619
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.09%	1.12%	1.13%	1.08%	1.13%
Ratio of net investment income (loss) to average net assets	5.97%	6.95%	7.77%	10.56%	12.11%
Portfolio turnover rate[6]	76%	141%	155%	235%	424%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.57%	1.52%	1.58%	1.59%	3.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

60	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON NOVEMBER 30, 2000

May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
$10.42	$9.90	$7.68	$9.53	$10.00

0.30	0.59	0.59	0.84	1.02

(0.19)	0.52	2.21	(1.63)	(0.47)
0.11	1.11	2.80	(0.79)	0.55

(0.30)	(0.59)	(0.58)	(0.85)	(1.02)
0.00	0.00	0.00	(0.21)	0.00
(0.30)	(0.59)	(0.58)	(1.06)	(1.02)
$10.23	$10.42	$9.90	$7.68	$9.53
1.05%	11.55%	37.55%	(9.44)%	4.87%

$10,062	$10,076	$8,573	$4,313	$2,377

2.17%	2.26%	2.36%	2.40%	2.39%

4.90%	5.82%	6.44%	9.05%	10.86%
76%	141%	155%	235%	424%

2.31%	2.30%	2.36%	2.40%	4.04%

Income Funds Prospectus	61

Strategic Income Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
Net asset value, beginning of period	$10.40	$9.89	$7.66	$9.52	$10.00
Income from investment operations:
Net investment income (loss)	0.31	0.59	0.59	0.84	1.02
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	2.22	(1.63)	(0.48)
Total from investment operations	0.12	1.10	2.81	(0.79)	0.54
Less distributions:
Distributions from net investment income	(0.31)	(0.59)	(0.58)	(0.86)	(1.02)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Total distributions	(0.31)	(0.59)	(0.58)	(1.07)	(1.02)
Net asset value, end of period	$10.21	$10.40	$9.89	$7.66	$9.52
Total return[1]	1.11%	11.40%	37.73%	(9.56)%	4.77%
Ratios/supplemental data:
Net assets, end of period (000s)	$3,822	$4,834	$6,038	$4,928	$2,312
Ratios to average net assets[3]:
Ratio of expenses to average net assets	2.07%	2.31%	2.38%	2.37%	2.40%
Ratio of net investment income (loss) to average net assets	4.99%	5.81%	6.57%	9.02%	10.89%
Portfolio turnover rate[6]	76%	141%	155%	235%	424%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.20%	2.34%	2.38%	2.38%	4.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

62	Income Funds Prospectus

Total Return Bond Fund

Portfolio Managers:     William Stevens; Marie Chandoha; Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 8. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	63

Total Return Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended 2005, 2004 and 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002[6]
Net asset value, beginning of period	$12.32	$12.79	$12.17	$12.45
Income from investment operations:
Net investment income (loss)	0.42	0.34	0.63	0.32
Net realized and unrealized gain (loss) on investments	0.34	(0.35)	0.69	(0.06)
Total from investment operations	0.76	(0.01)	1.32	0.26
Less distributions:
Distributions from net investment income	(0.43)	(0.34)	(0.62)	(0.32)
Distributions from net realized gain	(0.03)	(0.12)	(0.08)	(0.22)
Total distributions	(0.46)	(0.46)	(0.70)	(0.54)
Net asset value, end of period	$12.62	$12.32	$12.79	$12.17
Total return[2]	6.19%	(0.09)%	10.95%	2.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$84,188	$45,670	$2,691	$117
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.90%	0.90%	0.97%[5]	0.96%
Ratio of net investment income (loss) to average net assets	3.30%	3.07%	3.78%	5.78%
Portfolio turnover rate[7]	767%	918%	544%	193%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.12%	1.16%	1.61%	1.95%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
[2]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Includes interest expense.
[6]	For the period from November 1, 2001 (commencement of Class) to June 30, 2002.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

64	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 31, 2001				CLASS C SHARES—COMMENCED ON OCTOBER 31, 2001

May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002[6]	May 31, 2005	May 31, 2004[1]	June 30, 2003	June 30, 2002[6]
$12.33	$12.80	$12.18	$12.45	$12.26	$12.73	$12.12	$12.45

0.32	0.25	0.56	0.23	0.32	0.25	0.57	0.25
0.34	(0.35)	0.69	(0.05)	0.35	(0.35)	0.67	(0.11)
0.66	(0.10)	1.25	0.18	0.67	(0.10)	1.24	0.14

(0.33)	(0.25)	(0.55)	(0.23)	(0.33)	(0.25)	(0.55)	(0.25)
(0.03)	(0.12)	(0.08)	(0.22)	(0.03)	(0.12)	(0.08)	(0.22)
(0.36)	(0.37)	(0.63)	(0.45)	(0.36)	(0.37)	(0.63)	(0.47)
$12.63	$12.33	$12.80	$12.18	$12.57	$12.26	$12.73	$12.12
5.39%	(0.79)%	9.85%	1.52%	5.52%	(0.79)%	9.78%	1.12%

$27,681	$8,031	$3,868	$87	$9,823	$6,248	$4,425	$27

1.65%	1.65%	1.71%[5]	0.83%	1.65%	1.65%	1.71%[5]	0.95%
2.57%	2.19%	2.81%	4.93%	2.57%	2.20%	2.88%	5.14%
767%	918%	544%	193%	767%	918%	544%	193%
1.86%	1.91%	2.31%	1.94%	1.87%	1.91%	2.32%	1.93%

Income Funds Prospectus	65

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Ultra-Short Duration Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income by investing in a diversified portfolio consisting of debt securities of domestic and foreign issuers. We may invest a significant amount in mortgage- and asset-backed securities. Under normal circumstances, we expect the average duration of the Fund’s portfolio to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 35% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 8.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 72. These considerations are all important to your investment choice.

Income Funds Prospectus	67

Ultra-Short Duration Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
Net asset value, beginning of period	$9.71	$9.83	$9.90	$10.24	$10.10
Income from investment operations:
Net investment income (loss)	0.14	0.15	0.18	0.35	0.52
Net realized and unrealized gain (loss) on investments	(0.04)	(0.02)	0.06	(0.34)	0.16
Total from investment operations	0.10	0.13	0.24	0.01	0.68
Less distributions:
Distributions from net investment income	(0.17)	(0.25)	(0.31)	(0.35)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.17)	(0.25)	(0.31)	(0.35)	(0.54)
Net asset value, end of period	$9.64	$9.71	$9.83	$9.90	$10.24
Total return[1]	1.05%	1.35%	2.45%	0.15%	6.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$14,948	$18,865	$31,490	$22,230	$9,522
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.05%	1.12%	1.13%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	2.54%	1.71%	1.76%	3.49%	4.59%
Portfolio turnover rate[6]	9%	28%	90%	204%	221%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.36%	1.32%	1.25%	1.25%	1.52%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

68	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON NOVEMBER 30, 20002

May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
$9.68	$9.81	$9.88	$10.22	$10.10

0.09	0.07	0.09	0.26	0.44
(0.03)	(0.03)	0.06	(0.34)	0.14
0.06	0.04	0.15	(0.08)	0.58

(0.12)	(0.17)	(0.22)	(0.26)	(0.46)
0.00	0.00	0.00	0.00	0.00
(0.12)	(0.17)	(0.22)	(0.26)	(0.46)
$9.62	$9.68	$9.81	$9.88	$10.22
0.66%	0.37%	1.56%	(0.74)%	5.82%

$8,562	$10,249	$13,820	$13,419	$3,869

1.89%	1.99%	2.00%	2.00%	2.19%
1.70%	0.83%	0.93%	2.47%	3.60%
9%	28%	90%	204%	221%
2.07%	2.11%	2.05%	2.04%	2.40%

Income Funds Prospectus	69

Ultra-Short Duration Bond Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[2]
Net asset value, beginning of period	$9.70	$9.83	$9.90	$10.23	$10.10
Income from investment operations:
Net investment income (loss)	0.09	0.06	0.10	0.26	0.44
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	0.05	(0.32)	0.15
Total from investment operations	0.06	0.04	0.15	(0.06)	0.59
Less distributions:
Distributions from net investment income	(0.12)	(0.17)	(0.22)	(0.27)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.12)	(0.17)	(0.22)	(0.27)	(0.46)
Net asset value, end of period	$9.64	$9.70	$9.83	$9.90	$10.23
Total return[1]	0.67%	0.37%	1.56%	(0.63)%	5.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,473	$10,034	$16,138	$8,947	$3,346
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.90%	1.99%	2.00%	2.00%	2.05%
Ratio of net investment income (loss) to average net assets	1.72%	0.84%	0.87%	2.54%	3.60%
Portfolio turnover rate[6]	9%	28%	90%	204%	221%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.14%	2.10%	2.04%	2.03%	2.26%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

70	Income Funds Prospectus

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Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section starting on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Government Securities Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Strategic Income Fund and Total Return Bond Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

72	Income Funds Prospectus

•	The market value of lower-rated debt securities and unrated securities of comparable quality that the Income Plus, High Yield Bond, Strategic Income and Ultra-Short Duration Bond Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Income Funds Prospectus	73

Additional Strategies and General Investment Risks

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

74	Income Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		GOVERNMENT SECURITIES	HIGH YIELD BOND	INCOME PLUS	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	STATEGIC INCOME	TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, And other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk			●				●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk		●	●					●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●	●		●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●	●

Income Funds Prospectus	75

Additional Strategies and General Investment Risks

		GOVERNMENT SECURITIES	HIGH YIELD BOND	INCOME PLUS	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	STRATEGIC INCOME	TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●	●				●	●		●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit And Prepayment/ Extension Risk	●	●	●	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●			●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●	●	●	●

76	Income Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Income Funds Prospectus	77

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As noted in this table, the fees shown for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund include fees allocated from the master portfolio in which each Fund invests. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway funds described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The Stable Income Fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the Fund invests. Under this arrangement, if the Stable Income Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Stable Income Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Government Securities, High Yield Bond, Inflation-Protected Bond Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-

78	Income Funds Prospectus

manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, except the Stable Income Fund, and for the master portfolios in which the Inflation-Protected Bond Fund and Total Return Bond Fund each invests substantially all of its assets. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds/master portfolios. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Galliard Capital Management, Inc. (“Galliard”), an investment adviser subsidiary of Wells Fargo Bank, N.A. (“Wells Fargo Bank”) located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the master portfolio in which the Stable Income Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the master portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2005, Galliard managed assets in excess of $19 billion.

Wells Capital Management is compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds and master portfolios in which the Inflation-Protected Bond Fund and Total Return Bond Fund invest. Galliard is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio in which the Stable Income Fund invests.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Income Funds Prospectus	79

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B and Class C shares are available for all the Funds, except the Government Securities Fund which only offers Class C shares. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

80	Income Funds Prospectus

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

CLASS A SHARES, EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	4.50%	4.71%
$50,000 to $99,999	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

SHORT DURATION GOVERNMENT BOND FUND CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 to $499,999	1.50%	1.52%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Income Funds Prospectus	81

A Choice of Share Classes

CLASS A SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	2.00%	2.04%
$50,000 to $99,999	1.50%	1.52%
$100,000 to $249,999	1.00%	1.01%
$250,000 to $499,999	0.75%	0.76%
$500,000 to $999,999	0.50%	0.50%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, within three years for the Short Duration Government Bond Fund, and within two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedules are as follows:

CLASS B SHARES, EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A Shares

CLASS B SHARES FOR THE SHORT DURATION GOVERNMENT BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	3.00%	2.00%	1.00%	0.00%	A Shares

CLASS B SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	1.50%	0.75%	0.00%	0.00%	A Shares

82	Income Funds Prospectus

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Short Duration Government Bond Fund and two years for the Stable Income Fund and the Ultra-Short Duration Bond Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund, the Stable Income Fund and the Ultra-Short Duration Bond Fund the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above applicable CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A Shares

Class B shares received in the reorganization of Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, except for the Stable Income Fund, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES, EXCEPT FOR STABLE INCOME FUND, PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	2.00%	1.00%	0.00%	0.00%	A Shares

Income Funds Prospectus	83

A Choice of Share Classes

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

84	Income Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

Income Funds Prospectus	85

Reductions and Waivers of Sales Charges

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	529 college savings plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (ie. 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

86	Income Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

Income Funds Prospectus	87

Reductions and Waivers of Sales Charges

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Government Securities	N/A	0.75%
High Yield Bond	0.75%	0.75%
Income Plus	0.75%	0.75%
Inflation-Protected Bond	0.75%	0.75%
Intermediate Government Income	0.75%	0.75%
Short Duration Government Bond	0.75%	0.75%
Stable Income	0.75%	0.75%
Strategic Income	0.75%	0.75%
Total Return Bond	0.75%	0.75%
Ultra-Short Duration Bond	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

88	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 93 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering

Income Funds Prospectus	89

Exchanges

returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Duration Bond Fund (“Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

90	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	91

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by,

92	Income Funds Prospectus

customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Yield Bond Fund and the Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	Wells Fargo Advantage Fund of Fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

Income Funds Prospectus	93

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

94	Income Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage High Yield Bond Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 ($250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Income Funds Prospectus	95

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 94. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 94. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

96	Income Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

Income Funds Prospectus	97

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

98	Income Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least monthly and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Fund Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the

Income Funds Prospectus	99

Additional Services and Other Information

day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

100	Income Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees changed by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we

Income Funds Prospectus	101

Additional Services and Other Information

reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

102	Income Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Inflation-Protected Bond Portfolio	The Portfolio seeks total return while providing protection against inflation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

104	Income Funds Prospectus

PRINCIPAL STRATEGY

The Portfolio invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated debt securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

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Portfolio Managers

The Portfolio Managers identified below in connection with the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund manage the master portfolios in which each Fund currently invests, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Michael J. Bray, CFA

Government Securities Fund since 2005

Inflation-Protected Bond Fund since 2005

Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his M.B.A. from Pennsylvania State University.

Marie Chandoha

Short Duration Government Bond Fund and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal and co-head of the Montgomery Fixed Income division at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston, where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Income Plus Fund since 2005

Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.

Richard Merriam, CFA

Stable Income Fund since 2004

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. He earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

106	Income Funds Prospectus

Ajay Mirza, CFA

Stable Income Fund since 2004

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of Minnesota.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Ultra-Short Duration Bond Fund and its predecessor since 2004

Inflation-Protected Bond Fund since 2005

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Mr. O’Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.A. degree in Business Administration from the University of Vermont.

Thomas M. Price, CFA

Income Plus Fund since 2005

Strategic Income Fund and its predecessor since 2004

Ultra-Short Duration Bond Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

Income Funds Prospectus	107

Portfolio Managers

William Stevens

Intermediate Government Income Fund since 2005

Short Duration Government Bond Fund and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director and currently serves as Senior Portfolio Manager and co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of the Montgomery Asset Management with oversight responsibility for all the investment-related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Phil Susser

High Yield Bond Fund since 2004

Mr. Susser joined the Sutter High Yield Fixed Income team at Wells Capital Management as a senior analyst in 2001 and is currently a Portfolio Manager. He began his high yield experience in 1995. Prior to joining Wells Capital Management, Mr. Susser worked at Deutsche Bank Securities Inc. as a research analyst. Prior to that, he evaluated venture investment opportunities for MediaOne Ventures, and prior to that, spent three years as a securities lawyer representing underwriters and issuers of high yield debt at Cahill Gordon and Shearman & Sterling. He earned his B.A. degree in Economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Roger Wittlin

High Yield Bond Fund since 2002

Mr. Wittlin is the head and lead portfolio manager of the Sutter High Yield Fixed Income team at Wells Capital Management. Mr. Wittlin joined Wells Fargo in 2000 and managed both the bank’s high yield team and its proprietary high yield portfolio. Mr. Wittlin has over 20 years of capital markets experience with Goldman Sachs, Deutsche Bank and Lehman Brothers. At Deutsche Bank, Mr. Wittlin was a Managing Director. At Goldman Sachs, Mr. Wittlin was Vice President of the Principal Investment Group which purchased and structured distressed and sub-performing assets. At Lehman Bothers, Mr. Wittlin was a member of the Fixed Income Department. Mr. Wittlin earned dual Masters degrees in International Management and Business Administration from the American Graduate School of International Management and earned a B.A. degree in Journalism from Arizona State University.

108	Income Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Dollar Rolls

Similar to a Reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Income Funds Prospectus	109

Glossary

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Inflation-Protected Debt Securities

Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

110	Income Funds Prospectus

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Real Interest Rates

Refers to the current market interest rate adjusted to reflect the market’s expectations on inflation.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Income Funds Prospectus	111

Glossary

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Stability of Principal

The degree to which share prices for a fund remain steady.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

112	Income Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC Š INSURED NO BANK GUARANTEE Š MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT52719 10-05

105IFR/P1001 (10/05)

ICA Reg. No. 811-09253

OCTOBER 1, 2005

Prospectus

WELLS FARGO ADVANTAGE INCOME FUNDS – INSTITUTIONAL CLASS

Wells Fargo Advantage Corporate Bond Fund Wells Fargo Advantage Government Securities Fund Wells Fargo Advantage High Income Fund Wells Fargo Advantage Short Duration Government Bond Fund

Wells Fargo Advantage Short-Term Bond Fund Wells Fargo Advantage Total Return Bond Fund Wells Fargo Advantage Ultra Short-Term Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Corporate Bond Fund (SCBNX)	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund (SGVIX)	Seeks current income.

High Income Fund (SHYYX)	Seeks total return with a high level of current income.

Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund) (WSGIX)	Seeks to provide current income consistent with capital preservation.

Short-Term Bond Fund (SSHIX)	Seeks current income consistent with capital preservation.

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) (MBFIX)	Seeks total return consisting of income and capital appreciation.

Ultra Short-Term Income Fund (SADIX)	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be between seven and fifteen years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of total assets in dollar-denominated debt securities of foreign issuers and up to 10% of total assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in U.S. Government obligations. We also may invest in non-government mortgage- and asset-backed securities. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest principally in debt securities. We invest up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

The Fund is a gateway fund that invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in income-producing debt securities, and up to 25% of total assets in debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 22;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are low or below investment-grade, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities

Certain Funds invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Agency Securities

Certain Funds invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Total Return Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities,” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” starting on page 6.

8	Income Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The Wells Fargo Advantage Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The Wells Fargo Advantage High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The Wells Fargo Advantage Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The Wells Fargo Advantage Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund. The predecessor Strong funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund reflects the historical information of its predecessor fund.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund reflects, for the periods prior to the Fund’s reorganization, the historical information of its predecessor fund.

In addition, prior to April 11, 2005 the Institutional Class shares of the Short Duration Government Bond and Total Return Bond Funds were named the Select Class shares.

Income Funds Prospectus	9

Performance History

Corporate Bond Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 7.68%	Worst Qtr.:	Q2 ‘04 • (3.64)%

The Fund’s year-to-date performance through June 30, 2005 was 2.21%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to tax-exempt investors or investor who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/31/99)[1]	6.26%	7.09%	8.36%
Institutional Class Returns After Taxes on Distributions	4.34%	4.50%	5.58%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.02%	4.44%	5.45%
LB U.S. Credit Index[2] (reflects no deduction for expenses or taxes)	5.24%	8.63%	8.41%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
[1]	Performance shown reflects the performance of the Institutional Class shares of the predecessor Strong Corporate Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on December 12, 1985.
[2]	Lehman Brothers U.S. Credit Bond Index
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers U.S. Credit Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers U.S. Credit Bond Index is more representative of the breadth of the Fund’s holdings.

10	Income Funds Prospectus

Government Securities Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 6.44%	Worst Qtr.:	Q2 ‘04 • (2.66)%

The Fund’s year-to-date performance through June 30, 2005 was 2.67%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/31/99)[1]	3.74%	7.75%	7.67%
Institutional Class Returns After Taxes on Distributions	1.92%	5.31%	5.12%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	2.42%	5.16%	5.01%
LB Intermediate Government Index[2] (reflects no deduction for expenses or taxes)	2.33%	6.57%	6.75%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
LB Aggregate Ex-Credit Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.06%	N/A	N/A
[1]	Performance shown reflects the performance of the Institutional Class shares of the predecessor Strong Government Securities Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on October 29, 1986.
[2]	Lehman Brothers Intermediate U.S. Government Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers Intermediate U.S. Government Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers Intermediate U.S. Government Bond Index is more representative of the breadth of the Fund’s holdings.
[4]	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001.

Income Funds Prospectus	11

Performance History

High Income Fund Institutional Class Calendar Year Returns 1

Best Qtr.:	Q1 ‘96 • 8.16%	Worst Qtr.:	Q2 ‘02 • (8.73)%

The Fund’s year-to-date performance through June 30, 2005 was 0.75%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of fund
Institutional Class Returns Before Taxes (Incept. 07/31/01)[1]	10.99%	3.88%	7.90%
Institutional Class Returns After Taxes on Distributions	8.12%	0.08%	3.79%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	7.03%	0.87%	4.17%
LB U.S. High Yield Index[2] (reflects no deduction for expenses or taxes)	11.13%	6.97%	6.97%
[1]	Performance shown reflects the performance of the Institutional Class shares of the predecessor Strong High-Yield Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on December 28, 1995.
[2]	Lehman Brothers U.S. Corporate High Yield Bond Index.

12	Income Funds Prospectus

Short Duration Government Bond Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘01 • 3.50%	Worst Qtr.:	Q2 ‘04 • (1.14)%

*	Performance shown reflects the performance of the Administrator Class shares. The Administrator Class shares do not have sales charges. The Fund’s year-to-date performance through June 30, 2005 was 1.03%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 04/11/05)[1]	1.45%	5.15%	5.91%
Institutional Class Returns After Taxes on Distributions	0.49%	3.31%	3.76%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	0.94%	3.26%	3.71%
LB 1-3 Year Government Bond Index[2] (reflects no deduction for expenses or taxes)	1.07%	5.11%	5.79%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.
[2]	Lehman Brothers 1-3 Year U.S. Government Bond Index.

Income Funds Prospectus	13

Performance History

Short-Term Bond Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 4.43%	Worst Qtr.:	Q1 ‘02 • (1.92)%

The Fund’s year-to-date performance through June 30, 2005 was 0.96%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 08/31/99)[1]	2.60%	4.07%	5.54%
Institutional Class Returns After Taxes on Distributions	1.20%	1.95%	3.05%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	1.68%	2.17%	3.17%
LB 1-3 Year Government/Credit Index[2] (reflects no deduction for expenses or taxes)	1.30%	5.41%	5.98%
[1]	Performance shown reflects the performance of the Institutional Class shares of the predecessor Strong Short-Term Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on August 31, 1987.
[2]	Lehman Brothers 1-3 Year Government/Credit Bond Index.

14	Income Funds Prospectus

Total Return Bond Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q3 ‘02 • 4.98%	Worst Qtr.:	Q2 ‘04 • (2.35)%

The Fund’s year-to-date performance through June 30, 2005 was 2.54%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 10/31/01)[1]	4.58%	8.08%	7.27%
Institutional Class Returns After Taxes on Distributions	3.13%	5.74%	4.64%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	2.96%	5.48%	4.57%
LB Aggregate Bond Index[2] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.01%
[1]	Performance shown for the Institutional Class shares prior to October 31, 2001 reflects the performance of the predecessor fund’s Class R shares, which incepted on June 30, 1997.
[2]	Lehman Brothers U.S. Aggregate Bond Index.

Income Funds Prospectus	15

Performance History

Ultra Short-Term Income Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 2.20%	Worst Qtr.:	Q1 ‘02 • (0.73)%

The Fund’s year-to-date performance through June 30, 2005 was 1.72%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 08/31/99)[1]	2.34%	3.67%	4.90%
Institutional Class Returns After Taxes on Distributions	1.09%	1.71%	2.64%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	1.51%	1.93%	2.76%
LB 9-12 Months Short Treasury Index[2,4] (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the-Run Index[3,4] (reflects no deduction for expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB Short-Term Government/Credit Index[6] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown reflects the performance of the Institutional Class shares of the predecessor Strong Ultra Short-Term Income Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on November 25, 1988.

16	Income Funds Prospectus

[2]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.
[3]	Citigroup 1 Year Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[4]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[5]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[6]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	17

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	All Funds (except High Income Fund)	High Income Fund

Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short Duration Government Bond Fund
Management Fees[2]	0.45%	0.41%	0.55%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.20%	0.18%	0.22%	0.32%

Total Annual Fund Operating Expenses	0.65%	0.59%	0.77%	0.76%
Fee Waivers	0.04%	0.11%	0.34%	0.34%

Net Expenses[4]	0.61%	0.48%	0.43%	0.42%
	Short-Term Bond Fund	Total Return[5] Bond Fund	Ultra Short-Term Income Fund
Management Fees[2]	0.44%	0.42%	0.42%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.22%	0.22%	0.18%

Total Annual Fund Operating Expenses	0.66%	0.64%	0.60%
Fee Waivers	0.18%	0.22%	0.25%

Net Expenses[4]	0.48%	0.42%	0.35%
[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fee” on page 46 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s, except the Total Return Bond Fund’s, management fees and for the management fees of the master portfolio in which the Total Return Bond Fund invests. The management fees charged to the Funds/master portfolios will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for the High Income Fund is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short Duration Government Bond, Short-Term Bond, Ultra Short-Term Income Funds and master portfolio in which the Total Return Bond Fund invests substantially all of its assets is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. In addition, for all Funds, except the Total Return Bond Fund, other expenses are based on estimates for the current fiscal year. For the Total Return Bond Fund, other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[5]	Includes expenses allocated from the master portfolio in which the Fund invests.

18	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short Duration Government Bond Fund
1 YEAR	$62	$49	$44	$43
3 YEARS	$204	$178	$212	$209
5 YEARS	$358	$318	$394	$—
10 YEARS	$807	$727	$922	$—

	Short-Term Bond Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$49	$43	$36
3 YEARS	$193	$183	$167
5 YEARS	$350	$335	$310
10 YEARS	$805	$777	$726

Income Funds Prospectus	19

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Total Return Bond Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20	Income Funds Prospectus

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Corporate Bond Fund

Portfolio Managers:    D. James Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio’s duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer’s general financial condition, its competitive position and its management strategies. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Back Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

22	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Net asset value, beginning of period	$10.65	$10.41	$9.53	$10.79	$10.42	$10.59
Income from investment operations:
Net investment income (loss)	0.31	0.55	0.57	0.68	0.81	0.80
Net realized and unrealized gain (loss) on investments	(0.08)	0.24	0.88	(1.25)	0.37	(0.17)
Total from investment operations	0.23	0.79	1.45	(0.57)	1.18	0.63
Less distributions:
Distributions from net investment income	(0.31)	(0.55)	(0.57)	(0.69)	(0.81)	(0.80)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.55)	(0.57)	(0.69)	(0.81)	(0.80)
Net asset value, end of period	$10.57	$10.65	$10.41	$9.53	$10.79	$10.42
Total return[1]	2.21%	7.78%	15.51%	(5.35)%	11.62%	6.22%
Ratios/supplemental data:
Net assets, end of period (000s)	$74,568	$71,061	$76,644	$43,487	$31,997	$6,530
Ratios to average net assets[2]:
Ratios of expenses to average net assets	0.61%	0.57%	0.59%	0.58%	0.49%	0.44%
Ratio of net investment income (loss) to average net assets	5.08%	5.23%	5.59%	7.00%	7.42%	7.67%
Portfolio turnover rate[4]	85%	133%	205%	412%	341%	294%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	0.65%	0.60%	0.60%	0.59%	0.49%	0.44%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	23

Government Securities Fund

Portfolio Managers:    Michael J. Bray, CFA; W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of short, intermediate and long-term U.S. Government obligations. We employ a “top-down” macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a “bottom-up” process of fundamental securities analysis to select the specific securities for investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

We may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[2]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Net asset value, beginning of period	$10.93	$11.05	$11.36	$11.26	$10.34	$10.22
Income from investment operations:
Net investment income (loss)	0.23	0.32	0.34	0.48	0.60	0.64
Net realized and unrealized gain (loss) on investments	0.00[3]	0.21	0.05	0.31	0.93	0.12
Total from investment operations	0.23	0.53	0.39	0.79	1.53	0.76
Less distributions:
Distributions from net investment income	(0.27)	(0.42)	(0.44)	(0.53)	(0.61)	(0.64)
Distributions from net realized gain	(0.12)	(0.23)	(0.26)	(0.16)	0.00	0.00
Total distributions	(0.39)	(0.65)	(0.70)	(0.69)	(0.61)	(0.64)
Net asset value, end of period	$10.77	$10.93	$11.05	$11.36	$11.26	$10.34
Total return[1]	2.17%	4.92%	3.56%	7.45%	15.28%	7.69%
Ratios/supplemental data:
Net assets, end of period (000s)	$90,647	$84,366	$121,767	$104,607	$76,172	$20,547
Ratios to average net assets[4]:
Ratios of expenses to average net assets	0.53%	0.50%	0.48%	0.45%	0.47%	0.41%
Ratio of net investment income (loss) to average net assets	3.87%	3.19%	2.96%	4.50%	5.43%	6.21%
Portfolio turnover rate[6]	139%	390%	531%	519%	552%	373%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	0.58%	0.53%	0.48%	0.46%	0.47%	0.41%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[3]	Amount calculated is less than $0.005.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	25

High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through B by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

26	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JULY 31, 2001

For the period ended:	May 31, 2005[4]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001[5]
Net asset value, beginning of period	$7.88	$7.53	$6.35	$7.75	$8.56
Income from investment operations:
Net investment income (loss)	0.33	0.58	0.61	0.82	0.26
Net realized and unrealized gain (loss) on investments	(0.19)	0.35	1.17	(1.40)	(0.81)
Total from investment operations	0.14	0.93	1.78	(0.58)	(0.55)
Less distributions:
Distributions from net investment income	(0.33)	(0.58)	(0.60)	(0.82)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.33)	(0.58)	(0.60)	(0.82)	(0.26)
Net asset value, end of period	$7.69	$7.88	$7.53	$6.35	$7.75
Total return[1]	1.77%	12.85%	29.11%	(8.38)%	(6.52)%
Ratios/supplemental data:
Net assets, end of period (000s)	$3,108	$24,436	$41,891	$47,281	$13,626
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.42%	0.44%	0.45%	0.46%	0.49%
Ratio of net investment income (loss) to average net assets	7.20%	7.58%	8.60%	11.03%	12.93%
Portfolio turnover rate[7]	52%	133%	172%	120%	114%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,6]	0.51%	0.47%[2]	0.45%	0.46%	0.49%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[5]	For the period from July 31, 2001 (commencement of Class) to October 31, 2001.
[6]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	27

Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha; William Stevens; Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

Investment Strategies

We actively manage a portfolio consisting mostly of short-term U.S. Government obligations, including U.S. Treasury and U.S. Government agency securities. We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government mortgage- and asset-backed securities; and

•	up to 10% of total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may enter into reverse repurchase agreements or use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage and Asset-Backed Securities”, “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government Obligations are backed by the full faith and credit of the U.S. Government. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

28	Income Funds Prospectus

Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL CLASS[5] SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	May 31, 2005[4]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.03
Total from investment operations	0.08
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gain	0.00
Total distributions	(0.05)
Net asset value, end of period	$10.03
Total return[1]	0.91%
Ratios/supplemental data:
Net assets, end of period (000s)	$10
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.43%
Ratio of net investment income (loss) to average net assets	3.35%
Portfolio turnover rate[6]	272%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.76%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
[5]	Formerly named the Select Class.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	29

Short-Term Bond Fund

Portfolio Managers:    Jay N. Mueller, CFA; Janet S. Rilling, CFA, CPA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and industry allocation. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

30	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[2]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Net asset value, beginning of period	$8.78	$8.82	$8.79	$9.40	$9.35	$9.42
Income from investment operations:
Net investment income (loss)	0.20	0.31	0.34	0.48	0.64	0.67
Net realized and unrealized gain (loss) on investments	(0.14)	(0.01)	0.08	(0.59)	0.05	(0.07)
Total from investment operations	0.06	0.30	0.42	(0.11)	0.69	0.60
Less distributions:
Distributions from net investment income	(0.21)	(0.34)	(0.39)	(0.50)	(0.64)	(0.67)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.21)	(0.34)	(0.39)	(0.50)	(0.64)	(0.67)
Net asset value, end of period	$8.63	$8.78	$8.82	$8.79	$9.40	$9.35
Total return[1]	0.76%	3.50%	4.84%	(1.14)%	7.57%	6.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$51,426	$49,940	$67,391	$55,474	$71,474	$24,800
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.53%	0.51%	0.51%	0.48%	0.44%	0.43%
Ratio of net investment income (loss) to average net assets	4.07%	3.56%	3.78%	5.35%	6.57%	7.16%
Portfolio turnover rate[5]	14%	37%	97%	154%	129%	94%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	0.60%	0.54%	0.51%	0.48%	0.44%	0.43%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	31

Total Return Bond Fund

Portfolio Managers:    William Stevens; Marie Chandoha; Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

32	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended 2005, 2004 and 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS[1] SHARES—COMMENCED ON JULY 1, 2001

For the period ended:	May 31, 2005	May 31, 2004[2]	June 30, 2003	June 30, 2002[7]
Net asset value, beginning of period	$12.11	$12.58	$11.97	$12.45
Income from investment operations:
Net investment income (loss)	0.48	0.39	0.73	0.47
Net realized and unrealized gain (loss) on investments	0.33	(0.35)	0.66	(0.25)
Total from investment operations	0.81	0.04	1.39	0.22
Less distributions:
Distributions from net investment income	(0.49)	(0.39)	(0.70)	(0.48)
Distributions from net realized gain	(0.03)	(0.12)	(0.08)	(0.22)
Total distributions	(0.52)	(0.51)	(0.78)	(0.70)
Net asset value, end of period	$12.40	$12.11	$12.58	$11.97
Total return[3]	6.74%	0.38%	11.05%	1.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$248,414	$50,699	$51,022	$202
Ratios to average net assets[6]:
Ratios of expenses to average net assets	0.42%	0.42%	0.42%[5]	0.47%
Ratio of net investment income (loss) to average net assets	3.87%	3.49%	4.66%	5.99%
Portfolio turnover rate[8]	767%	918%	544%	193%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4],6	0.68%	0.74%	0.99%	1.71%
[1]	Formerly named the Select Class.
[2]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Includes interest expense.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	For the period from July 1, 2001 (commencement of Class) to June 30, 2002.
[8]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	33

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

34	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[4]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct, 31, 2001	Oct. 31, 2000[2]
Net asset value, beginning of period	$9.21	$9.33	$9.41	$9.82	$9.87	$9.87
Income from investment operations:
Net investment income (loss)	0.19	0.24	0.29	0.36	0.62	0.46
Net realized and unrealized gain (loss) on investments	(0.02)	(0.04)	0.01	(0.29)	(0.04)	0.00
Total from investment operations	0.17	0.20	0.30	0.07	0.58	0.46
Less distributions:
Distributions from net investment income	(0.21)	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.21)	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)
Net asset value, end of period	$9.17	$9.21	$9.33	$9.41	$9.82	$9.87
Total return[3]	1.90%	2.19%	3.26%	0.71%	6.03%	4.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$56,560	$59,624	$213,690	$302,379	$783,961	$347,826
Ratios to average net assets:
Ratios of expenses to average net assets	0.42%	0.38%	0.37%	0.35%	0.36%	0.38%
Ratio of net investment income (loss) to average net assets	3.60%	2.99%	3.16%	4.36%	6.09%	6.95%
Portfolio turnover rate[6]	17%	26%	94%	50%	70%	38%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	0.51%	0.41%	0.37%	0.36%	0.36%	0.38%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2000, the Fund changed its fiscal year end from February 29 to October 31. Information is shown for a 7-month period, from March 1, 2000 to October 31, 2000.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[5]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section starting on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Corporate Bond Fund, Government Securities Fund, High Income Fund, Short Duration Government Bond Fund and Total Return Bond Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity

36	Income Funds Prospectus

to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	37

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT DURATION GOVERNMENT BOND	SHORT-TERM BOND	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●		●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●		●		●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

38	Income Funds Prospectus

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT DURATION GOVERNMENT BOND	SHORT-TERM BOND	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participants sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●	●		●		●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●		●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●

Income Funds Prospectus	39

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

40	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As noted in this table, the fees shown for the Total Return Bond Fund include fees allocated from the master portfolio in which the Fund invests. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

Dormant Investment Advisory Arrangement

Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocation of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway fund described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If the gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-adviser(s) to make day to day investment decisions for the Funds’ assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Funds: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, each Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Funds’ sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Income Funds Prospectus	41

Organization and Management of the Funds

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105 is the sub-adviser for the Funds and for the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the Funds/master portfolio. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds and master portfolio in which the Total Return Bond Fund invests.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

42	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	43

Your Account	How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

44	Income Funds Prospectus

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and the will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 ½ according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

Income Funds Prospectus	45

Your Account	How to Sell Shares

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	Wells Fargo Advantage Fund of Funds transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund will not assess a redemption fee on redemptions of shares held through such accounts.

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

46	Income Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	The High Income Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 46 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund (“Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing

Income Funds Prospectus	47

Exchanges

the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

48	Income Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Income Funds Prospectus	49

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

50	Income Funds Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

52	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Income Funds Prospectus	53

Portfolio Managers

The Portfolio Managers identified below in connection with the Total Return Bond Fund manage the master portfolio in which the Fund currently invests, and not the Fund itself.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Michael J. Bray, CFA

Government Securities Fund since 2005

Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his M.B.A. from Pennsylvania State University.

Marie Chandoha

Short Duration Government Bond Fund and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal and co-head of the Montgomery Fixed Income division at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston, where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2004

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

54	Income Funds Prospectus

D. James Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in Economics from Albion College.

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Mr. O’Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.A. degree in Business Administration from the University of Vermont.

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Short-Term Bond Fund since 2005

Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and Finance and her M.S. degree in Finance from the University of Wisconsin.

William Stevens

Short Duration Government Bond Fund and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director and currently serves as Senior Portfolio Manager and co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of the Montgomery Asset Management with oversight responsibility for all the investment-related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Income Funds Prospectus	55

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

56	Income Funds Prospectus

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Income Funds Prospectus	57

Glossary

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

58	Income Funds Prospectus

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Income Funds Prospectus	59

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More information about Wells Fargo Advantage Funds YOU MAY WISH TO REVIEW THE FOLLOWING	Write to:

is available free upon request. To obtain DOCUMENTS:	Wells Fargo Advantage Funds

literature, please write, email or call:	P.O. Box 8266

STATEMENT OF ADDITIONAL INFORMATION	Boston, MA 02266-8266; or

Wells Fargo Advantage Funds supplements the disclosures made by this Prospectus.

P.O. Box 8266 The Statement of Additional Information has been	Visit the SEC’s Web site at http://www.sec.gov

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Web site: www.wellsfargo.com/advantagefunds tion, including a discussion of the market conditions	Call: 1-800-SEC-0330 or 1-202-942-8090 for details

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ANSWERED BY CALLING YOUR INVESTMENT

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www.wellsfargo.com/advantagefunds

RT52722 10-05 105IFIT/P1004 (10/05) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

October 1, 2005

Prospectus

Wells Fargo Advantage Income Funds – Administrator Class

Wells Fargo Advantage Diversified Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage Inflation-Protected Bond Fund

Wells Fargo Advantage Intermediate Government Income Fund

Wells Fargo Advantage Short Duration Government Bond Fund

Wells Fargo Advantage Stable Income Fund

Wells Fargo Advantage Total Return Bond Fund

Wells Fargo Advantage Ultra Short-Term Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own. These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Diversified Bond Fund (NVMFX)	Seeks total return by diversifying its investments among different fixed income investment styles.

Government Securities Fund (WGSDX)	Seeks current income.

Inflation-Protected Bond Fund (IPBIX)	Seeks to provide total return while providing protection against inflation.

Intermediate Government Income Fund (NVGIX)	Seeks to provide current income consistent with safety of principal.

Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund) (MNSGX)	Seeks to provide current income consistent with capital preservation.

Stable Income Fund (NVSIX)	Seeks stability of principal while providing lower volatility total return.

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) (MNTRX)	Seeks total return consisting of income and capital appreciation.

Ultra Short-Term Income Fund (WUSDX)	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in investment-grade U.S. and foreign debt securities using a “multi-style” approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

The Fund is a gateway fund that invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

We invest principally in U.S. Government obligations. We also may invest in non-government mortgage- and asset-backed securities. Under normal circumstances, we expect the Fund’s average effective duration will be within the range of 3- and 5-year U.S. Treasury notes.

We invest principally in U.S. Government obligations. We also may invest in non-government mortgage- and asset-backed securities. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage- backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Fund is a gateway fund that invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in income-producing debt securities and up to 25% of total assets in debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 25;

•	the “Additional Strategies and General Investment Risks” section beginning on page 46; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Asset-Backed Securities

Certain Funds invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Agency Securities

The Funds invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

6	Income Funds Prospectus

FUND	SPECIFIC RISKS

Diversified Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS
Inflation-Protected Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Intermediate Government Income Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Asset-Backed Securities,” Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover rate and increased trading expenses, and may generate higher short-term capital gains.
Stable Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6.

8	Income Funds Prospectus

FUND	SPECIFIC RISKS

Total Return Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy, results in a higher than average portfolio turnover rate and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are below investment-grade or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and maybe more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Income Funds Prospectus	9

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Government Securities Fund and Wells Fargo Advantage Ultra Short-Term Income Fund were organized as the successor funds to the Strong Government Securities Fund and Strong Ultra Short-Term Income Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Government Securities Fund and Wells Fargo Advantage Ultra Short-Term Income Fund reflects, for the periods prior to each Fund’s reorganization, the historical information of the predecessor funds.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund reflects, for the periods prior to each Fund’s reorganization, the historical information of the predecessor funds.

In addition, prior to April 11, 2005, the Administrator Class shares of the Diversified Bond, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds were named the Institutional Class shares.

10	Income Funds Prospectus

Diversified Bond Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q3 ‘98 • 5.30%	Worst Qtr.:	Q2 ‘04 • (2.23)%

The Fund’s year-to-date performance through June 30, 2005 was 2.57%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	3.13%	6.24%	6.49%
Administrator Class Returns After Taxes on Distributions	1.71%	4.25%	4.12%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.11%	4.12%	4.10%
LB Aggregate Bond Index[1] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
[1]	Lehman Brothers U.S. Aggregate Bond Index.

Income Funds Prospectus	11

Performance History

Government Securities Fund Administrator Class Calendar Year Returns 1*

Best Qtr.:	Q2 ‘95 • 6.44%	Worst Qtr.:	Q2 ‘04 • (2.78)%

*	Performance shown reflects performance of the Investor Class shares. The Investor Class shares do not have sales charges. The Fund’s year-to-date performance through June 30, 2005 was 2.54%.

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	3.30%	7.27%	7.40%
Administrator Class Returns After Taxes on Distributions	1.67%	5.03%	4.96%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.13%	4.87%	4.84%
LB Intermediate Government Index[2] (reflects no deduction for expenses or taxes)	2.33%	6.57%	6.75%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
LB Aggregate Ex-Credit Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.06%	N/A	N/A
[1]	Performance shown for the Administrator Class shares reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Investor Class shares incepted on October 29, 1986.
[2]	Lehman Brothers Intermediate U.S. Government Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers Intermediate U.S. Government Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers Intermediate U.S. Government Bond Index is more representative of the breadth of the Fund’s holdings.
[4]	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001.

12	Income Funds Prospectus

Inflation-Protected Bond Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q1 ‘04 • 4.77%	Worst Qtr.:	Q2 ‘04 • (3.26)%

The Fund’s year-to-date performance through June 30, 2005 was 2.23%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 2/28/03)	7.58%	6.04%
Administrator Class Returns After Taxes on Distributions	6.12%	4.52%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.92%	4.26%
LB U.S. TIPS Index[1] (reflects no deduction for expenses or taxes)	8.46%	6.62%
[1]	Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index.

Income Funds Prospectus	13

Performance History

Intermediate Government Income Fund Administrator Class

Calendar Year Returns

Best Qtr.:	Q3 ‘98 • 6.00%	Worst Qtr.:	Q2 ‘04 • (2.45)%

The Fund’s year-to-date performance through June 30, 2005 was 1.73%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	2.06%	6.36%	6.41%
Administrator Class Returns After Taxes on Distributions	0.54%	4.17%	3.84%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	1.33%	4.09%	3.86%
LB Intermediate Government Index[1] (reflects no deduction for expenses or taxes)	2.33%	6.57%	6.75%
[1]	Lehman Brothers Intermediate U.S. Government Bond Index.

14	Income Funds Prospectus

Short Duration Government Bond Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q3 ‘01 • 3.50%	Worst Qtr.:	Q2 ‘04 • (1.14)%

The Fund’s year-to-date performance through June 30, 2005 was 1.00%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 12/18/92)[1]	1.45%	5.15%	5.91%
Administrator Class Returns After Taxes on Distributions	0.49%	3.31%	3.76%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	0.94%	3.26%	3.71%
LB 1-3 Year Government Bond Index[2] (reflects no deduction for expenses or taxes)	1.07%	5.11%	5.79%
[1]	Performance shown for the Administrator Class shares reflects the performance of the predecessor fund’s Class R shares.
[2]	Lehman Brothers 1-3 Year U.S. Government Bond Index.

Income Funds Prospectus	15

Performance History

Stable Income Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q1 ‘01 • 2.38%	Worst Qtr.:	Q2 ‘04 • (0.38)%

The Fund’s year-to-date performance through June 30, 2005 was 1.33%.

16	Income Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	1.25%	3.78%	4.80%
Administrator Class Returns After Taxes on Distributions	0.71%	2.44%	3.01%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	0.81%	2.40%	2.98%
LB 9-12 Months Short Treasury Index[1] (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
LB 1-3 Year Government/Credit Index[2] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB 9-12 Months Short-Term Government/Credit Index[3] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Lehman Brothers 9-12 Months U.S. Short Treasury Index. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition.
[2]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[3]	Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	17

Performance History

Total Return Bond Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q3 ‘02 • 4.91%	Worst Qtr.:	Q2 ‘04 • (2.35)%

The Fund’s year-to-date performance through June 30, 2005 was 2.48%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 6/30/97)[1]	4.28%	7.93%	7.17%
Administrator Class Returns After Taxes on Distributions	2.94%	5.66%	4.58%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.77%	5.39%	4.52%
LB Aggregate Bond Index[2] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.01%
[1]	Performance shown for the Administrator Class shares reflects the performance of the predecessor fund’s Class R shares.
[2]	Lehman Brothers U.S. Aggregate Bond Index.

18	Income Funds Prospectus

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Performance History

Ultra Short-Term Income Fund Administrator Class Calendar Year Returns 1*

Best Qtr.:	Q2 ‘95 • 2.20%	Worst Qtr.:	Q1 ‘02 • (0.73)%

*	Performance shown reflects the performance of the Investor Class shares. The Investor Class shares do not have sales charges. The Fund’s year-to-date performance through June 30, 2005 was 1.20%.

20	Income Funds Prospectus

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Administrator Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	1.96%	3.20%	4.66%
Administrator Class Returns After Taxes on Distributions	0.89%	1.42%	2.50%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	1.27%	1.64%	2.62%
LB 9-12 Months Short Treasury Index[2,4] (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the-Run Index[3,4] (reflects no deduction for expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB Short-Term Government/Credit Index[6] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown for the Administrator Class shares reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Investor Class shares incepted on November 25, 1988.
[2]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.
[3]	Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[4]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[5]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[6]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	21

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Diversified Bond Fund[4]	Government Securities Fund	Inflation- Protected Bond Fund[4]	Intermediate Government Income Fund
Management Fees[1]	0.69%	0.41%	0.45%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.35%	0.44%	0.60%	0.44%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.04%	0.85%	1.05%	0.88%
Fee Waivers	0.34%	0.15%	0.45%	0.18%

NET EXPENSES[3]	0.70%	0.70%	0.60%	0.70%
	Short Duration Government Bond Fund	Stable Income Fund[4]	Total Return Bond Fund[4]	Ultra Short-Term Income Fund
Management Fees[1]	0.44%	0.44%	0.42%	0.42%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.65%	0.82%	0.49%	0.44%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.09%	0.81%	0.91%	0.86%
Fee Waivers	0.49%	0.16%	0.21%	0.26%

NET EXPENSES[3]	0.60%	0.65%	0.70%	0.60%
[1]	The Funds’ investment adviser has implemented breakpoint schedules for each Fund’s, except the Inflation-Protected Bond Fund’s, Stable Income Fund’s, Total Return Bond Fund’s and Diversified Bond Fund’s, management fees and for the management fees of the master portfolios in which the Inflation Protected Bond Fund, Stable Income Fund, Total Return Bond Fund and Diversified Bond Fund invest. The management fees charged to the Funds/master portfolios will decline as the Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for all Funds (except the Diversified Bond Fund) and for the master portfolios in which each of the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund invest substantially all its assets is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher. For the Diversified Bond Fund, management fees consist of an annual investment advisory fee of 0.25% of the Fund’s average daily net assets plus a blended fee rate of the advisory fees charged by the master portfolios in which the Fund invests.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. In addition, for all Funds, except the Government Securities and Ultra Short-Term Income Funds, other expenses have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year to reflect current fees and expenses. For the Government Securities and Ultra Short-Term Income Funds other expenses are based on estimates for the current fiscal year.
[3]	For the Government Securities, Total Return Bond and Ultra Short-Term Income Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For all other Funds in this Prospectus, the adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[4]	Includes expenses allocated from the master portfolio(s) in which the Fund invests. Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Funds invest is 1.17% for the Diversified Bond Fund and 0.93% for the Stable Income Fund.

22	Income Funds Prospectus

Income Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Diversified Bond Fund	Government Securities Fund	Inflation- Protected Bond Fund	Intermediate Government Income Fund
1 YEAR	$72	$72	$61	$72
3 YEARS	$297	$256	$289	$263
5 YEARS	$541	—	$536	$470
10 YEARS	$1,240	—	$1,242	$1,068
	Short Duration Government Bond Fund	Stable Income Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$61	$66	$72	$61
3 YEARS	$298	$243	$269	$248
5 YEARS	$553	$434	$483	—
10 YEARS	$1,285	$987	$1,100	—

Income Funds Prospectus	23

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds described in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

24	Income Funds Prospectus

Diversified Bond Fund

Portfolio Managers:    Andrew Owen, CFA; Christian L. Chan, CFA; Thomas C. Biwer, CFA

Investment Objective

The Diversified Bond Fund seeks total return by diversifying its investments among different fixed income investment styles.

Investment Strategies

The Fund is a gateway fund that uses a “multi-style” fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. ”Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund’s portfolio combines the different fixed income investment styles of 4 portfolios—Managed Fixed Income style, Tactical Maturity Bond style, Total Return Bond style and Inflation-Protected Bond style.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities, which include U.S. Government obligations, mortgage- or asset-backed securities and dollar-denominated debt securities of U.S. branches of foreign banks.

The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocations at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

To manage the Fund’s exposure to different types of investments, we may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Income Funds Prospectus	25

Portfolio Allocation

Effective on July 27, 2005, the master portfolio allocations for the Fund were as follows:

Investment Style/Portfolios	Allocation
Managed Fixed Income Portfolio	66.67%
Tactical Maturity Bond Portfolio	16.67%
Total Return Bond Portfolio*	11.11%
Inflation-Protected Bond Portfolio*	5.55%
TOTAL FUND ASSETS	100.00%
*	Commenced operations on July 25, 2005.

The Fund expects that in the fourth quarter of 2005, the Portfolio Allocation table shown above will be as follows:

Investment Style/Portfolios	Allocation
Managed Fixed Income Portfolio	70.00%
Total Return Bond Portfolio	20.00%
Inflation-Protected Bond Portfolio	10.00%

Portfolio Management

Please see the “Description of Master Portfolios” section on page 58 for the objective and principal strategies of each master portfolio.

Master Portfolio	Sub-Adviser
Inflation-Protected Bond Portfolio	Wells Capital Management
Managed Fixed Income Portfolio	Galliard
Tactical Maturity Bond Portfolio	Peregrine
Total Return Bond Portfolio	Wells Capital Management

26	Income Funds Prospectus

Diversified Bond Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$25.58	$26.57	$25.63	$25.68	$25.22
Income from investment operations:
Net investment income (loss)	0.92	0.96	1.06	1.21	1.43
Net realized and unrealized gain (loss) on investments	0.39	(0.93)	0.97	0.16	1.44
Total from investment operations	1.31	0.03	2.03	1.37	2.87
Less distributions:
Distributions from net investment income	(0.92)	(0.98)	(1.05)	(1.20)	(2.41)
Distributions from net realized gain	(0.15)	(0.04)	(0.04)	(0.22)	0.00
Total distributions	(1.07)	(1.02)	(1.09)	(1.42)	(2.41)
Net asset value, end of period	$25.82	$25.58	$26.57	$25.63	$25.68
Total return[2]	5.24%	0.09%	8.11%	5.44%	11.74%
Ratios/supplemental data:
Net assets, end of period (000s)	$133,277	$191,875	$372,822	$336,184	$269,121
Ratios to average net assets:
Ratio of expenses to average net assets[2,3]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.53%	3.65%	4.08%	4.74%	5.75%
Portfolio turnover rate[4,6]	56%	115%	67%	93%	113%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	0.91%[7]	0.86%	0.89%	0.87%	0.83%
[1]	Formerly named the Institutional Class.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Includes expenses allocated from the master portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in the underlying master portfolios.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[7]	Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.04%.

Income Funds Prospectus	27

Government Securities Fund

Portfolio Managers:    Michael J. Bray, CFA; W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of short, intermediate and long-term U.S. Government obligations. We employ a “top-down” macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a “bottom-up” process of fundamental securities analysis to select the specific securities for investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

We may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

28	Income Funds Prospectus

Government Securities Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED APRIL 11, 2005

For the period ended:	May 31, 2005[2]
Net asset value, beginning of period	$10.61
Income from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.17
Total from investment operations	0.22
Less distributions:
Distributions from net investment income	(0.06)
Distributions from net realized gain	0.00
Total distributions	(0.06)
Net asset value, end of period	$10.77
Total return[1]	2.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$60
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.67%
Ratio of net investment income (loss) to average net assets	3.54%
Portfolio turnover rate[4]	139%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	0.83%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	29

Inflation-Protected Bond Fund

Portfolio Managers:    Michael J. Bray, CFA; Jay N. Mueller, CFA

Investment Objective

The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security’s characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

•	up to 20% of the Fund’s assets in adjustable or variable rate debt securities, including mortgage-and asset-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Ratings Organization (“NRSRO”) or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities” risks and “U.S. Government Agency Securities” described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

30	Income Funds Prospectus

Inflation-Protected Bond Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES—COMMENCED ON FEBRUARY 28, 2003

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003[5]
Net asset value, beginning of period	$10.03	$10.13	$10.00
Income from investment operations:
Net investment income (loss)	0.39	0.30	0.16
Net realized and unrealized gain (loss) on investments	0.43	(0.12)	0.13
Total from investment operations	0.82	0.18	0.29
Less distributions:
Distributions from net investment income	(0.36)	(0.25)	(0.16)
Distributions from net realized gain	(0.06)	(0.03)	0.00
Total distributions	(0.42)	(0.28)	(0.16)
Net asset value, end of period	$10.43	$10.03	$10.13
Total return[2]	8.30%	1.91%	2.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$53,237	$26,780	$7,188
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.60%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	4.11%	3.40%	7.70%
Portfolio turnover rate[6]	425%	155%	115%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	0.93%	1.12%	1.85%
[1]	Formerly named the Institutional Class.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	For the period from February 28, 2003 (commencement of Class) to May 31, 2003.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	31

Intermediate Government Income Fund

Portfolio Manager:     William Stevens

Investment Objective

The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.

Investment Strategies

We actively manage a diversified portfolio consisting of fixed and variable rate U.S. Government obligations, including U.S. Treasury and U.S. Government agency securities. We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. Under normal circumstances, we expect the Fund’s average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government mortgage- and asset-backed securities; and

•	up to 10% of total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may enter into reverse repurchase agreements or use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46 . These considerations are all important to your investment choice.

32	Income Funds Prospectus

Intermediate Government Income Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.94	$11.69	$11.19	$11.02	$10.56
Income from investment operations:
Net investment income (loss)	0.39	0.33	0.44	0.54	0.69
Net realized and unrealized gain (loss) on investments	0.10	(0.53)	0.68	0.28	0.47
Total from investment operations	0.49	(0.20)	1.12	0.82	1.16
Less distributions:
Distributions from net investment income	(0.47)	(0.55)	(0.62)	(0.65)	(0.70)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.47)	(0.55)	(0.62)	(0.65)	(0.70)
Net asset value, end of period	$10.96	$10.94	$11.69	$11.19	$11.02
Total return[2]	4.53%	(1.77)%	10.20%	7.63%	11.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$394,194	$397,390	$472,024	$442,037	$413,846
Ratios to average net assets:
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets	3.53%	3.23%	3.74%	4.85%	6.34%
Portfolio turnover rate[4]	277%	178%	139%	102%	57%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	0.76%	0.80%	0.77%	0.71%	0.74%
[1]	Formerly named the Institutional Class.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	33

Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha; William Stevens; Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

Investment Strategies

We actively manage a portfolio consisting mostly of short-term U.S. Government obligations, including U.S. Treasury and U.S. Government agency securities. We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government mortgage- and asset-backed securities; and

•	up to 10% of total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may enter into reverse repurchase agreements or use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

34	Income Funds Prospectus

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Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended 2005, 2004 and 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES— COMMENCED ON DECEMBER 18, 1992

For the period ended:	May 31, 2005	May 31, 2004[2]	June 30, 2003
Net asset value, beginning of period	$10.14	$10.30	$10.26
Income from investment operations:
Net investment income (loss)	0.29	0.20	0.43
Net realized and unrealized gain (loss) on investments	(0.07)	(0.13)	0.12
Total from investment operations	0.22	0.07	0.55
Less distributions:
Distributions from net investment income	(0.33)	(0.20)	(0.43)
Distributions from net realized gain	0.00	(0.03)	(0.08)
Total distributions	(0.33)[8]	(0.23)	(0.51)
Net asset value, end of period	$10.03	$10.14	$10.30
Total return[4]	2.16%	0.67%	5.08%
Ratios/supplemental data:
Net assets, end of period (000s)	$444,331	$431,942	$517,187
Ratios to average net assets[6]:
Ratios of expenses to average net assets	0.60%	0.60%	0.76%[7]
Ratio of net investment income (loss) to average net assets	2.66%	2.13%	3.75%
Portfolio turnover rate[9]	272%	615%	331%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5], 6	0.98%	0.81%	1.16%
[1]	Formerly named the Institutional Class.
[2]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
[3]	Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	Includes interest expense.
[8]	Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
[9]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

36	Income Funds Prospectus

Financial Highlights

June 30, 2002	June 30, 2001[3]	June 30, 2000
$10.20	$9.90	$10.04

0.46	0.58	0.58

0.22	0.30	(0.14)
0.68	0.88	0.44

(0.49)	(0.58)	(0.58)
(0.13)	0.00	0.00
(0.62)	(0.58)	(0.58)
$10.26	$10.20	$9.90
6.80%	9.09%	4.55%

$449,648	$267,444	$171,879

0.87%	1.68%	1.11%

4.38%	5.70%	5.84%
400%	245%	188%

1.53%	2.46%	1.61%

Income Funds Prospectus	37

Stable Income Fund

Portfolio Managers:     Richard Merriam, CFA ; Ajay Mirza, CFA

Investment Objective

The Stable Income Fund seeks stability of principal while providing lower volatility total return.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 65% of total assets in mortgage-backed securities;

•	up to 35% of total assets in asset-backed securities;

•	up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

•	up to 50% of total assets in U.S. Government obligations; and

•	up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

We may not invest more than 30% of the Fund’s total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund’s total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage and Asset-Backed Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section on page 46. These considerations are all important to your investment choice.

38	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.33	$10.44	$10.39	$10.36	$10.15
Income from investment operations:
Net investment income (loss)	0.20	0.18	0.26	0.37	0.60
Net realized and unrealized gain (loss) on investments	0.02	(0.10)	0.06	0.03	0.21
Total income from investment operations	0.22	0.08	0.32	0.40	0.81
Less distributions:
Distributions from net investment income	(0.17)	(0.18)	(0.27)	(0.37)	(0.60)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	(0.01)	0.00[6]	0.00	0.00
Total distributions	(0.17)	(0.19)	(0.27)	(0.37)	(0.60)
Net asset value, end of period	$10.38	$10.33	$10.44	$10.39	$10.36
Total return[2]	2.14%	0.71%	3.13%	3.87%	8.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$356,223	$570,234	$491,771	$304,256	$200,917
Ratios to average net assets:
Ratio of expenses to average net assets[3]	0.65%	0.63%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	1.76%	1.74%	2.51%	3.50%	5.78%
Portfolio turnover rate[4,7]	43%	92%	45%	81%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	0.68%[8]	0.66%	0.77%	0.80%	0.78%
[1]	Formerly named the Institutional Class.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes expenses allocated from the master portfolio in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investments in a master portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Return of capital was less than $0.01 per share.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 0.80%.

Income Funds Prospectus	39

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Total Return Bond Fund

Portfolio Managers:    William Stevens; Marie Chandoha; Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Income Funds Prospectus	41

Total Return Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended 2005, 2004 and 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[1] SHARES—COMMENCED ON JUNE 30, 1997

For the period ended:	May 31, 2005	May 31, 2004[2]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$12.11	$12.57	$11.97	$11.85
Income from investment operations:
Net investment income (loss)	0.44	0.36	0.64	0.43
Net realized and unrealized gain (loss) on investments	0.34	(0.34)	0.68	0.36
Total from investment operations	0.78	0.02	1.32	0.79
Less distributions:
Distributions from net investment income	(0.45)	(0.36)	(0.64)	(0.45)
Distributions from net realized gain	(0.03)	(0.12)	(0.08)	(0.22)
Total distributions	(0.48)	(0.48)	(0.72)	(0.67)
Net asset value, end of period	$12.41	$12.11	$12.57	$11.97
Total return[3]	6.53%	0.20%	11.01%	8.81%
Ratios/supplemental data:
Net assets, end of period (000s)	$720,935	$202,187	$91,244	$38,841
Ratios to average net assets[5]:
Ratios of expenses to average net assets	0.70%	0.70%	0.60%[6]	0.71%
Ratio of net investment income (loss) to average net assets	3.58%	3.25%	4.56%	5.38%
Portfolio turnover rate[7]	767%	918%	544%	193%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	0.94%	0.99%	1.19%	1.42%
[1]	Formerly named the Institutional Class.
[2]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

42	Income Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$11.33	$11.66

0.70	0.77

0.52	(0.20)
1.22	0.57

(0.70)	(0.75)
0.00	(0.15)
(0.70)	(0.90)
$11.85	$11.33
11.06%	4.96%

$31,788	$28,112

0.95%	0.80%

6.02%	6.78%
449%	176%

1.59%	1.13%
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Includes interest expense.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	43

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are below investment-grade, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and maybe more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

44	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	May 31, 2005[2]
Net asset value, beginning of period	$9.16
Income from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.00[4]
Total from investment operations	0.05
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gain	0.00
Total distributions	(0.05)
Net asset value, end of period	$9.16
Total return[1]	0.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$161
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.59%
Ratio of net investment income (loss) to average net assets	3.35%
Portfolio turnover rate[6]	17%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	0.83%
[1]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Amount calculated is less than $0.005.
[5]	During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Income Funds Prospectus	45

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Total Return Bond Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Ultra Short-Term Income Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also

46	Income Funds Prospectus

tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	47

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		DIVERSIFIED BOND	GOVERNMENT SECURITIES	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●					●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●						●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●

48	Income Funds Prospectus

		DIVERSIFIED BOND	GOVERNMENT SECURITIES	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●				●		●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●			●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●	●

Income Funds Prospectus	49

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER(S)
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

50	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As noted in this table, the fees shown for any gateway fund include fees allocated from the master portfolio(s) in which the Fund invests. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

The Diversified Bond Fund is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for investment advisory services, including the determination of the asset allocation of the Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway funds described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If the gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The Stable Income Fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the Stable Income Fund invests. Under this arrangement, if the Stable Income Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Stable Income Fund’s assets formerly invested in the master portfolio.

Income Funds Prospectus	51

Organization and Management of the Funds

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra Short-Term Income Fund. Under this structure, a Fund and Funds Management would engage one or more sub-adviser(s) to make day to day investment decisions for the Funds’ assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Funds: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, each Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Funds’ sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105 is the sub-adviser for the Intermediate Government Income, Short Duration Government Bond, Government Securities and Ultra Short-Term Income Funds, and for the master portfolios in which the Inflation-Protected Bond Fund and Total Return Bond Fund each invests substantially all of its assets and for certain of the master portfolios in which the Diversified Bond Fund invests. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Peregrine Capital Management, Inc. (“Peregrine”) sub-advises the Tactical Maturity Bond Portfolio and Galliard Capital Management, Inc. (“Galliard”) sub-advises the Managed Fixed Income Portfolio, master portfolios in which the Diversified Bond Fund currently invests. Galliard also sub-advises the Stable Income Portfolio in which the Stable Income Fund invests. In their capacities as sub-advisers, Peregrine and Galliard are responsible for the day-to-day investment management activities of the respective master portfolios.

Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Wells Fargo & Company. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments. As of June 30, 2005, Peregrine managed assets in excess of $12 billion.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is also an investment adviser subsidiary of Wells Fargo Bank, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2005, Galliard managed assets in excess of $19 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds and master portfolios in which the Diversified Bond Fund, Inflation-Protected Bond Fund and Total Return Bond Fund invest. Galliard and Peregrine are compensated for their services by Funds Management from the

52	Income Funds Prospectus

fees Funds Management receives for its services as adviser to the master portfolios in which the Diversified Bond and Stable Income Funds invest.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Income Funds Prospectus	53

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

54	Income Funds Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

Income Funds Prospectus	55

Your Account	How to Buy Shares

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

56	Income Funds Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

Income Funds Prospectus	57

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund (“Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

58	Income Funds Prospectus

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Income Funds Prospectus	59

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

60	Income Funds Prospectus

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Income Funds Prospectus	61

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Inflation-Protected Bond Portfolio	The Portfolio seeks total return while providing protection against inflation.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term securities.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Tactical Maturity Bond Portfolio

The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed income securities.

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

62	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

The Portfolio invests in a diversified portfolio of fixed and variable rate dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of two years or less, and “long” bonds with maturities of 20 years or more.

The Portfolio invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Income Funds Prospectus	63

Portfolio Managers

The Portfolio Managers identified below in connection with the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund manage the master portfolios in which each Fund currently invests and not the Fund itself.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Thomas C. Biwer, CFA

Diversified Bond Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the

Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and a member of Funds Management’s asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of the Fund’s investments in various master portfolios. Mr. Biwer has more than 22 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Michael J. Bray, CFA

Government Securities Fund since 2005

Inflation-Protected Bond Fund since 2005

Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his M.B.A. from Pennsylvania State University.

Christian L. Chan, CFA

Diversified Bond Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Fund’s investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from the University of California at Los Angeles.

Marie Chandoha

Short Duration Government Bond Fund and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal and co-head of the Montgomery Fixed Income division at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston, where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

64	Income Funds Prospectus

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.

Richard Merriam, CFA

Stable Income Fund since 2004

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

Ajay Mirza, CFA

Stable Income Fund since 2004

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of Minnesota.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Inflation-Protected Bond Fund since 2005

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Mr. O’Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.A. degree in Business Administration from the University of Vermont.

Income Funds Prospectus	65

Portfolio Managers

Andrew Owen, CFA

Diversified Bond Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Fund’s investments in various master portfolios. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

Thomas M. Price, CFA

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

William Stevens

Intermediate Government Income Fund since 2005

Short Duration Government Bond Fund and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director and currently serves as Senior Portfolio Manager and co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of the Montgomery Asset Management with oversight responsibility for all the investment-related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

66	Income Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Income Funds Prospectus	67

Glossary

Dollar Rolls

Similar to a Reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Inflation-Protected Debt Securities

Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong

68	Income Funds Prospectus

ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Real Interest Rate

Refers to the current market interest rate adjusted to reflect the market’s expectations on inflation.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Income Funds Prospectus	69

Glossary

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Stability of Principal

The degree to which share prices for a fund remain steady.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

70	Income Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

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www.wellsfargo.com/advantagefunds

RT52720 10-05 105IFAM/P1003 (10/05) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

October 1, 2005

Prospectus

Wells Fargo Advantage Income Funds – Investor Class

Wells Fargo Advantage Corporate Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Income Fund

Wells Fargo Advantage Short-Term Bond Fund

Wells Fargo Advantage Short-Term High Yield Bond Fund

Wells Fargo Advantage Ultra Short-Term Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Corporate Bond Fund (STCBX)	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund (STVSX)	Seeks current income.

High Income Fund (STHYX)	Seeks total return with a high level of current income.

Short-Term Bond Fund (SSTBX)	Seeks current income consistent with capital preservation.

Short-Term High Yield Bond Fund (STHBX)	Seeks total return with a high level of current income.

Ultra Short-Term Income Fund (STADX)	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be between seven and fifteen years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of total assets in dollar-denominated debt securities of foreign issuers and up to 10% of total assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in debt securities. We invest up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in below investment-grade corporate debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in income-producing debt securities, and up to 25% of total assets in debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 21;

•	the “Additional Strategies and General Investment Risks” section beginning on page 44; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are low or below investment-grade, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities

Certain Funds invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

U.S. Government Agency Securities

Certain Funds invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Short-Term High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” starting on page 6.

8	Income Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The Wells Fargo Advantage Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The Wells Fargo Advantage High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The Wells Fargo Advantage Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The Wells Fargo Advantage Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund. The Wells Fargo Advantage Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund. The predecessor Strong funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund reflects the historical information of its predecessor fund.

Corporate Bond Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 7.68%	Worst Qtr.:	Q2 ‘04 • (3.78)%

The Fund’s year-to-date performance through June 30, 2005 was 1.91%.

Income Funds Prospectus	9

Performance History

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”)

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 12/12/85)[1]	5.82%	6.63%	8.12%
Investor Class Returns After Taxes on Distributions	4.09%	4.23%	5.45%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	3.74%	4.16%	5.31%
LB U.S. Credit Index[2] (reflects no deduction for expenses or taxes)	5.24%	8.63%	8.41%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Corporate Bond Fund.
[2]	Lehman Brothers U.S. Credit Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers U.S. Credit Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers U.S. Credit Bond Index is more representative of the breadth of the Fund’s holdings.

10	Income Funds Prospectus

Government Securities Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 6.44%	Worst Qtr.:	Q2 ’04 • (2.78)%

The Fund’s year-to-date performance through June 30, 2005 was 2.42%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 10/29/86)[1]	3.30%	7.27%	7.40%
Investor Class Returns After Taxes on Distributions	1.67%	5.03%	4.96%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	2.13%	4.87%	4.84%
LB Intermediate Government Index[2] (reflects no deduction for expenses or taxes)	2.33%	6.57%	6.75%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
LB Aggregate Ex-Credit Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.06%	N/A	N/A
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Government Securities Fund.
[2]	Lehman Brothers Intermediate U.S. Government Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers Intermediate U.S. Government Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers Intermediate U.S. Government Bond Index is more representative of the breadth of the Fund’s holdings.
[4]	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001.

Income Funds Prospectus	11

Performance History

High Income Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q1 ’96 • 8.16%	Worst Qtr.:	Q2 ’02 • (8.94)%

The Fund’s year-to-date performance through June 30, 2005 was 0.51%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 12/28/95)[1]	10.22%	3.44%	7.64%
Investor Class Returns After Taxes on Distributions	7.59%	(0.21)%	3.62%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.55%	0.60%	4.01%
LB U.S. High Yield Index[2] (reflects no deduction for fees, expenses or taxes)	11.13%	6.97%	6.97%
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong High-Yield Bond Fund.
[2]	Lehman Brothers U.S. Corporate High Yield Bond Index.

12	Income Funds Prospectus

Short-Term Bond Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ’95 • 4.43%	Worst Qtr.:	Q1 ’02 • (1.92)%

The Fund’s year-to-date performance through June 30, 2005 was 0.79%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 8/31/87)[1]	2.15%	3.63%	5.29%
Investor Class Returns After Taxes on Distributions	0.91%	1.67%	2.89%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	1.39%	1.89%	3.02%
LB 1-3 Year Government/Credit Index[2] (reflects no deduction for expenses or taxes)	1.30%	5.41%	5.98%
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Short-Term Bond Fund.
[2]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index.

Income Funds Prospectus	13

Performance History

Short-Term High Yield Bond Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q1 ’01 • 3.77%	Worst Qtr.:	Q2 ’02 • (3.49)%

The Fund’s year-to-date performance through June 30, 2005 was 0.64%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 6/30/97)[1]	4.46%	3.63%	5.27%
Investor Class Returns After Taxes on Distributions	2.84%	1.07%	2.47%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	2.87%	1.50%	2.74%
ML High Yield BB 1-5 Years Index[2] (reflects no deduction for fees, expenses or taxes)	6.48%	6.50%	6.05%
Short-Term High Yield Bond Index III[3] (reflects no deduction for fees, expenses or taxes)	6.52%	7.28%	6.55%
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Short-Term High Yield Bond Fund.
[2]	Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index.
[3]	The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index.

14	Income Funds Prospectus

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Performance History

Ultra Short-Term Income Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ’95 • 2.20%	Worst Qtr.:	Q1 ’02 • (0.73)%

The Fund’s year-to-date performance through June 30, 2005 was 1.50%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 11/25/88)[1]	1.96%	3.20%	4.66%
Investor Class Returns After Taxes on Distributions	0.89%	1.42%	2.50%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	1.27%	1.64%	2.62%
LB 9-12 Months Short Treasury Index[2,4] (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the Run Index[3,4] (reflects no deduction for expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%

16	Income Funds Prospectus

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
LB Short-Term Government/Credit Index[6] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Ultra Short-Term Income Fund.
[2]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.
[3]	Citigroup 1 Year Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[4]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[5]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[6]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	17

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund	High Income Fund and Short-Term High Yield Bond Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
Management Fees[2]	0.45%	0.41%	0.55%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.82%	0.80%	0.79%	0.84%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.27%	1.21%	1.34%	1.28%
Fee Waivers	0.24%	0.21%	0.48%	0.38%

NET EXPENSES[4]	1.03%	1.00%	0.86%	0.90%
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
Management Fees[2]	0.55%	0.42%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.81%	0.80%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.36%	1.22%
Fee Waivers	0.50%	0.38%

NET EXPENSES[4]	0.86%	0.84%

[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 52 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Income and Short-Term High Yield Bond Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short-Term Bond and Ultra Short-Term Income Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

18	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
1 YEAR	$105	$102	$88	$92
3 YEARS	$379	$363	$377	$398
5 YEARS	$674	$645	$688	$727
10 YEARS	$1,513	$1,447	$1,571	$1,657
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$88	$86
3 YEARS	$381	$350
5 YEARS	$697	$634
10 YEARS	$1,592	$1,444

Income Funds Prospectus	19

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20	Income Funds Prospectus

Corporate Bond Fund

Portfolio Managers:    D. James Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio’s duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer’s general financial condition, its competitive position and its management strategies. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	21

Corporate Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$10.67	$10.42	$9.54
Income from investment operations:
Net investment income (loss)	0.29	0.50	0.53
Net realized and unrealized gain (loss) on investments	(0.08)	0.25	0.88
Total from investment operations	0.21	0.75	1.41
Less distributions:
Distributions from net investment income	(0.29)	(0.50)	(0.53)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.29)	(0.50)	(0.53)
Net asset value, end of period	$10.59	$10.67	$10.42
Total return[1]	1.95%	7.39%	15.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$344,329	$432,598	$555,582
Ratios to average net assets[5]:
Ratios of expenses to average net assets	1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets	4.62%	4.78%	5.20%
Portfolio turnover rate[4]	85%	133%	205%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.13%	1.07%	1.04%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	Ratios shown for periods of less than one year are annualized.

22	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$10.80	$10.43	$10.60

0.65	0.76	0.77
(1.26)	0.37	(0.19)
(0.61)	1.13	0.58

(0.65)	(0.76)	(0.75)
0.00	0.00	0.00
(0.65)	(0.76)	(0.75)
$9.54	$10.80	$10.43
(5.71)%	11.10%	5.73%

$683,288	$1,292,816	$921,587

0.99%	0.95%	0.92%
6.60%	7.03%	7.35%
412%	341%	294%
0.99%	0.95%	0.92%

Income Funds Prospectus	23

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Government Securities Fund

Portfolio Managers:    Michael J. Bray, CFA; W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of short, intermediate and long-term U.S. Government obligations. We employ a “top-down” macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a “bottom-up” process of fundamental securities analysis to select the specific securities for investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

We may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	25

Government Securities Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON OCTOBER 29, 1986

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$10.93	$11.05	$11.36
Income from investment operations:
Net investment income (loss)	0.20	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.00[4]	0.21	0.05
Total from investment operations	0.20	0.47	0.33
Less distributions:
Distributions from net investment income	(0.24)	(0.36)	(0.38)
Distributions from net realized gain	(0.12)	(0.23)	(0.26)
Total distributions	(0.36)	(0.59)	(0.64)
Net asset value, end of period	$10.77	$10.93	$11.05
Total return[1]	1.87%	4.38%	2.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,162,518	$1,230,428	$2,010,247
Ratios to average net assets[6]:
Ratios of expenses to average net assets	1.02%	1.03%	0.96%
Ratio of net investment income (loss) to average net assets	3.37%	2.66%	2.55%
Portfolio turnover rate[5]	139%	390%	531%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,6]	1.08%	1.06%[2]	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Amount calculated is less than $0.005.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[6]	Ratios shown for periods of less than one year are annualized.

26	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$11.26	$10.33	$10.23

0.43	0.55	0.59
0.31	0.95	0.10
0.74	1.50	0.69

(0.48)	(0.57)	(0.59)
(0.16)	0.00	0.00
(0.64)	(0.57)	(0.59)
$11.36	$11.26	$10.33
6.97%	14.88%	6.99%

$2,360,229	$1,690,980	$1,282,641

0.91%	0.91%	0.88%
3.85%	5.08%	5.76%
519%	552%	373%
0.92%	0.91%	0.89%

Income Funds Prospectus	27

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High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible debt securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through B by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	29

High Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 28, 1995

For the period ended:	May 31, 2005[2]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$7.86	$7.51	$6.33
Income from investment operations:
Net investment income (loss)	0.31	0.54	0.57
Net realized and unrealized gain (loss) on investments	(0.20)	0.35	1.18
Total from investment operations	0.11	0.89	1.75
Less distributions:
Distributions from net investment income	(0.31)	(0.54)	(0.57)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.31)	(0.54)	(0.57)
Net asset value, end of period	$7.66	$7.86	$7.51
Total return[1]	1.35%	12.26%	28.55%
Ratios/supplemental data:
Net assets, end of period (000s)	$246,538	$300,358	$441,931
Ratios to average net assets[4]:
Ratios of expenses to average net assets	0.95%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	6.71%	7.06%	8.09%
Portfolio turnover rate[3]	52%	133%	172%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.08%	1.00%	0.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$7.75	$9.68	$10.60

0.78	1.03	1.14
(1.42)	(1.93)	(0.92)
(0.64)	(0.90)	0.22

(0.78)	(1.03)	(1.14)
0.00	0.00	0.00
(0.78)	(1.03)	(1.14)
$6.33	$7.75	$9.68
(9.14)%	(10.05)%	1.94%

$438,858	$846,866	$716,601

0.97%	0.90%	0.86%
10.62%	11.48%	10.96%
120%	114%	104%
0.97%	0.90%	0.86%

Income Funds Prospectus	31

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Short-Term Bond Fund

Portfolio Managers:    Jay N. Mueller, CFA; Janet S. Rilling, CFA, CPA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. We employ a top-down, macroeconomic outlook to determine a portfolio’s duration, yield curve positioning and industry allocation. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	33

Short-Term Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON AUGUST 31, 1987

For the period ended:	May 31, 2005[2]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$8.77	$8.81	$8.78
Income from investment operations:
Net investment income (loss)	0.19	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.14)	(0.01)	0.09
Total from investment operations	0.05	0.26	0.38
Less distributions:
Distributions from net investment income	(0.20)	(0.30)	(0.35)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.20)	(0.30)	(0.35)
Net asset value, end of period	$8.62	$8.77	$8.81
Total return[1]	0.53%	3.05%	4.40%
Ratios/supplemental data:
Net assets, end of period (000s)	$505,613	$516,105	$723,273
Ratios to average net assets[4]:
Ratios of expenses to average net assets	0.89%	0.96%	0.93%
Ratio of net investment income (loss) to average net assets	3.70%	3.11%	3.39%
Portfolio turnover rate[3]	14%	37%	97%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.01%	0.99%	0.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$9.39	$9.34	$9.41

0.44	0.60	0.63
(0.59)	0.05	(0.07)
(0.15)	0.65	0.56

(0.46)	(0.60)	(0.63)
0.00	0.00	0.00
(0.46)	(0.60)	(0.63)
$8.78	$9.39	$9.34
(1.56)%	7.11%	6.16%

$933,238	$1,348,372	$1,138,002

0.90%	0.87%	0.86%
4.94%	6.23%	6.74%
154%	129%	94%
0.90%	0.87%	0.86%

Income Funds Prospectus	35

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Short-Term High Yield Bond Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We employ rigorous credit research to select individual securities based on a number of factors including industry fundamentals, management strength, competitive position as well as financial strength and liquidity. We expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in below investment-grade corporate debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through B by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	37

Short-Term High Yield Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON JUNE 30, 1997

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$8.69	$8.66	$8.29
Income from investment operations:
Net investment income (loss)	0.22	0.40	0.47
Net realized and unrealized gain (loss) on investments	(0.17)	0.03	0.37
Total from investment operations	0.05	0.43	0.84
Less distributions:
Distributions from net investment income	(0.22)	(0.40)	(0.47)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.22)	(0.40)	(0.47)
Net asset value, end of period	$8.52	$8.69	$8.66
Total return[1]	0.63%	5.08%	10.38%
Ratios/supplemental data:
Net assets, end of period (000s)	$127,171	$164,928	$268,015
Ratios to average net assets[5]:
Ratios of expenses to average net assets	1.01%	0.99%	0.97%
Ratio of net investment income (loss) to average net assets	4.41%	4.68%	5.48%
Portfolio turnover rate[4]	31%	71%	117%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	1.15%	1.03%	0.98%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Amount calculated is less than $0.005.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$8.93	$9.88	$10.21

0.61	0.82	0.81
(0.64)	(0.95)	(0.33)
(0.03)	(0.13)	0.48

(0.61)	(0.82)	(0.81)
0.00	0.00	0.00[2]
(0.61)	(0.82)	(0.81)
$8.29	$8.93	$9.88
(0.42)%	(1.64)%	(4.91)%

$200,429	$348,277	$286,274

0.92%	0.84%	0.82%
7.18%	8.45%	8.05%
86%	73%	67%
0.93%	0.84%	0.82%

Income Funds Prospectus	39

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Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	41

Ultra Short-Term Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON NOVEMBER 25,1988

For the period ended:	May 31, 2005[4]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$9.22	$9.34	$9.42
Income from investment operations:
Net investment income (loss)	0.17	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	(0.06)	0.01
Total from investment operations	0.14	0.16	0.26
Less distributions:
Distributions from net investment income	(0.19)	(0.28)	(0.34)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.19)	(0.28)	(0.34)
Net asset value, end of period	$9.17	$9.22	$9.34
Total return[1]	1.51%	1.71%	2.77%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,006,961	$1,277,777	$1,994,266
Ratios to average net assets[6]:
Ratios of expenses to average net assets	0.87%	0.86%	0.84%
Ratio of net investment income (loss) to average net assets	3.14%	2.49%	2.70%
Portfolio turnover rate[5]	17%	26%	94%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,6]	0.99%	0.89%	0.85%[3]
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	In 2000, the Fund changed its fiscal year-end from February 29 to October 31. Information is shown for a 7-month period from March 1, 2000 to October 31, 2000.
[3]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[6]	Ratios shown for periods of less than one year are annualized.

42	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000[2]
$9.82	$9.88	$9.87

0.35	0.58	0.43
(0.32)	(0.05)	0.01
0.03	0.53	0.44

(0.43)	(0.59)	(0.43)
0.00	0.00	0.00
(0.43)	(0.59)	(0.43)
$9.42	$9.82	$9.88
0.33%	5.47%	4.58%

$2,092,448	$2,989,665	$2,156,106

0.82%	0.79%	0.79%
3.87%	5.75%	6.52%
50%	70%	38%
0.82%	0.79%	0.79%

Income Funds Prospectus	43

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section starting on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds, except the Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund, all employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

44	Income Funds Prospectus

•	The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Income Funds Prospectus	45

Additional Strategies and General Investment Risks

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

46	Income Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject
to greater risk of default.

	Interest Rate and Credit Risk	●		●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●

Income Funds Prospectus	47

Additional Strategies and General Investment Risks

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan

made by a bank. Generally sold without guarantee or

recourse, some participants sell at a discount because of

the borrower’s credit problems.

	Credit risk	●	●	●	●	●	●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on

an agreed upon price at a specified time. Types of

options used may include: options on securities,

options on a stock index and options on stock index

futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,

which may cause Fund shareholders to bear a pro rata

portion of the other fund’s expenses, in addition to the

expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future

payments of interest or a future payment of

principal, but not both. These securities tend to have

greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●

48	Income Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Income Funds Prospectus	49

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”) an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

50	Income Funds Prospectus

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Income Funds Prospectus	51

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

52	Income Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantage funds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the type of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, or ongoing payments or

Income Funds Prospectus	53

Your Account

both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and the will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 ½ according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	Wells Fargo Advantage Fund of Funds transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

54	Income Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Income Funds Prospectus	55

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Corporate Bond Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

56	Income Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargo.com/advantage funds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantage funds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application or open an account by internet access as described above and follow the wire instructions on page 55. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 55. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	57

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

58	Income Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemptions are net of any applicable redemption fee.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Income Funds Prospectus	59

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	The High Income Fund and the Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 52 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund (“Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

60	Income Funds Prospectus

Exchanges

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Income Funds Prospectus	61

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

62	Income Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Income Funds Prospectus	63

Additional Services and Other Information

Check Writing

Check writing is offered on the Investor Class shares of the Short-Term Bond and Ultra Short-Term Income Funds. Checks written on your account are subject to the Funds’ Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

64	Income Funds Prospectus

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Income Funds Prospectus	65

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Michael J. Bray, CFA

Government Securities Fund since 2005

Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his M.B.A. from Pennsylvania State University.

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in Economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2004

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

D. James Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in Economics from Albion College.

66	Income Funds Prospectus

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Short-Term High Yield Bond Fund and its predecessor since 1998

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Short-Term Bond Fund since 2005

Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and Finance and her M.S. degree in Finance from the University of Wisconsin.

Income Funds Prospectus	67

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

68	Income Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Income Funds Prospectus	69

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

70	Income Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED Š NO BANK GUARANTEE Š MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT5273 10-05

105IFIV/P1006 (10/05)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

October 1, 2005

Prospectus

Wells Fargo Advantage Income Funds – Advisor Class

Wells Fargo Advantage Corporate Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Income Fund

Wells Fargo Advantage Short-Term Bond Fund

Wells Fargo Advantage Short-Term High Yield Bond Fund

Wells Fargo Advantage Ultra Short-Term Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Corporate Bond Fund (SCBDX)	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund (SGVDX)	Seeks current income.

High Income Fund (SHBAX)	Seeks total return with a high level of current income.

Short-Term Bond Fund (SSTVX)	Seeks current income consistent with capital preservation.

Short-Term High Yield Bond Fund (SSTHX)	Seeks total return with a high level of current income.

Ultra Short-Term Income Fund (SADAX)	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be between seven and fifteen years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of total assets in dollar-denominated debt securities of foreign issuers and up to 10% of total assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in debt securities. We invest up to 25% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in below investment-grade corporate debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in income-producing debt securities, and up to 25% of total assets in debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 21;

•	the “Additional Strategies and General Investment Risks” section beginning on page 44; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are low or below investment-grade, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities

Certain Funds invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Agency Securities

The Funds principally invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

6	Income Funds Prospectus

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Short-Term High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Income Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The Wells Fargo Advantage Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The Wells Fargo Advantage High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The Wells Fargo Advantage Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The Wells Fargo Advantage Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund. The Wells Fargo Advantage Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund. The predecessor Strong funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund reflects the historical information of its predecessor fund.

8	Income Funds Prospectus

Corporate Bond Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 7.62%	Worst Qtr.:	Q2 ‘04 • (3.79)%

The Fund’s year-to-date performance through June 30, 2005 was 2.01%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Account (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Advisor Class Returns Before Taxes (Incept. 8/31/99)[1]	5.63%	6.47%	7.92%
Advisor Class Returns After Taxes on Distributions	3.94%	4.12%	5.28%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	3.62%	4.06%	5.15%
LB U.S. Credit Index[2] (reflects no deduction for expenses or taxes)	5.24%	8.63%	8.41%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong Corporate Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on December 12, 1985, adjusted to reflect Advisor Class expenses.
[2]	Lehman Brothers U.S. Credit Bond Index
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers U.S. Credit Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers U.S. Credit Bond Index is more representative of the breadth of the Fund’s holdings.

Income Funds Prospectus	9

Performance History

Government Securities Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 6.36%	Worst Qtr.:	Q2 ‘04 • (2.81)%

The Fund’s year-to-date performance through June 30, 2005 was 2.32%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Advisor Class Returns Before Taxes (Incept. 8/31/99)[1]	3.20%	7.06%	7.14%
Advisor Class Returns After Taxes on Distributions	1.61%	4.91%	4.74%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	2.07%	4.75%	4.64%
LB Intermediate Government Index[2] (reflects no deduction for expenses or taxes)	2.33%	6.57%	6.75%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	4.34%	7.71%	7.72%
LB Aggregate Ex-Credit Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.06%	N/A	N/A
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong Government Securities Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on October 29, 1986, adjusted to reflect this Class’s expenses except where noted.
[2]	Lehman Brothers Intermediate U.S. Government Bond Index.
[3]	Lehman Brothers U.S. Aggregate Bond Index. The Fund has selected the Lehman Brothers Intermediate U.S. Government Bond Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers Intermediate U.S. Government Bond Index is more representative of the breadth of the Fund’s holdings.
[4]	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001.

10	Income Funds Prospectus

High Income Fund Advisor Class Calendar Year Returns 1

Best Qtr.:	Q1 ‘96 • 8.09%	Worst Qtr.:	Q2 ‘02 • (9.04)%

The Fund’s year-to-date performance through June 30, 2005 was 0.45%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Advisor Class Returns Before Taxes (Incept. 2/29/00)[1]	10.11%	3.17%	7.36%
Advisor Class Returns After Taxes on Distributions	7.52%	(0.41)%	3.39%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.48%	0.42%	3.80%
LB U.S. High Yield Index[2] (reflects no deduction for expenses or taxes)	11.13%	6.97%	6.97%
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong High-Yield Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on December 28, 1995, adjusted to reflect this Class’s expenses.
[2]	Lehman Brothers U.S. Corporate High Yield Bond Index.

Income Funds Prospectus	11

Performance History

Short-Term Bond Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 4.36%	Worst Qtr.:	Q1 ‘02 • (1.98)%

The Fund’s year-to-date performance through June 30, 2005 was 0.74%.

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Advisor Class Returns Before Taxes (Incept. 8/31/99)[1]	1.98%	3.40%	5.02%
Advisor Class Returns After Taxes on Distributions	0.80%	1.53%	2.68%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	1.28%	1.75%	2.82%
LB 1-3 Year Government/Credit Index[2] (reflects no deduction for expenses or taxes)	1.30%	5.41%	5.98%
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong Short-Term Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on August 31, 1987, adjusted to reflect this Class’s expenses.
[2]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index.

12	Income Funds Prospectus

Short-Term High Yield Bond Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q1 ‘01 • 3.69%	Worst Qtr.:	Q2 ‘02 • (3.54)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

The Fund’s year-to-date performance through June 30, 2005 was 0.59%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Advisor Class Returns Before Taxes (Incept. 2/29/00)[1]	4.40%	3.43%	5.02%
Advisor Class Returns After Taxes on Distributions	2.80%	0.95%	2.28%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	2.84%	1.38%	2.57%
ML High Yield BB 1-5 Years Index[2] (reflects no deduction for expenses or taxes)	6.48%	6.50%	6.05%
Short-Term High Yield Bond Index III[3] (reflects no deduction for expenses or taxes)	6.52%	7.28%	6.55%
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong Short-Term High Yield Bond Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on June 30, 1997, adjusted to reflect this Class’s expenses.
[2]	Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index.
[3]	The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index.

Income Funds Prospectus	13

Performance History

Ultra Short-Term Income Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘95 • 2.11%	Worst Qtr.:	Q1 ‘02 • (0.81)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Advisor Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

The Fund’s year-to-date performance through June 30, 2005 was 1.56%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Advisor Class Returns Before Taxes (Incept. 8/31/99)[1]	1.60%	2.87%	4.30%
Advisor Class Returns After Taxes on Distributions	0.62%	1.21%	2.21%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	1.03%	1.43%	2.36%
LB 9-12 Months Short Treasury Index[2], 4 (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the-Run Index[3], 4 (reflects no deduction for expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB Short-Term Government/Credit Index[6] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown reflects the performance of the Advisor Class shares of the predecessor Strong Ultra Short-Term Income Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on November 25, 1988, adjusted to reflect this Class’s expenses.

14	Income Funds Prospectus

[2]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.
[3]	Citigroup 1 Year Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[4]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[5]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[6]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

Income Funds Prospectus	15

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund	High Income Fund and Short-Term High Yield Bond Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
Management Fees[2]	0.45%	0.41%	0.55%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.65%	0.63%	0.62%	0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.10%	1.04%	1.17%	1.09%
Fee Waivers	0.10%	0.09%	0.31%	0.24%

NET EXPENSES[4]	1.00%	0.95%	0.86%	0.85%
[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 52 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Income and Short-Term High Yield Bond Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short-Term Bond and Ultra Short-Term Income Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

16	Income Funds Prospectus

Summary of Expenses

Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
0.55%	0.42%
0.00%	0.00%
0.64%	0.64%

1.19%	1.06%
0.33%	0.26%

0.86%	0.80%

Income Funds Prospectus	17

Income Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
1 YEAR	$102	$97	$88	$87
3 YEARS	$340	$322	$341	$323
5 YEARS	$597	$565	$614	$578
10 YEARS	$1,331	$1,263	$1,393	$1,307
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$88	$82
3 YEARS	$345	$311
5 YEARS	$623	$560
10 YEARS	$1,414	$1,271

18	Income Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Income Funds Prospectus	19

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Corporate Bond Fund

Portfolio Managers:    D. James Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. We begin our investment process with a “top-down”, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio’s duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer’s general financial condition, its competitive position and its management strategies. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” section starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	21

Corporate Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$10.67	$10.42	$9.54
Income from investment operations:
Net investment income (loss)	0.29	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.09)	0.25	0.88
Total from investment operations	0.20	0.74	1.40
Less distributions:
Distributions from net investment income	(0.29)	(0.49)	(0.52)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.29)	(0.49)	(0.52)
Net asset value, end of period	$10.58	$10.67	$10.42
Total return[1]	1.85%	7.29%	14.89%
Ratios/supplemental data:
Net assets, end of period (000s)	$17,440	$20,396	$28,663
Ratios to average net assets[5]:
Ratios of expenses to average net assets	1.07%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	4.60%	4.70%	5.10%
Portfolio turnover rate[4]	85%	133%	205%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.23%	1.20%	1.16%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	Ratios shown for periods of less than one year are annualized.

22	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$10.80	$10.42	$10.59

0.63	0.74	0.73

(1.25)	0.38	(0.17)
(0.62)	1.12	0.56

(0.64)	(0.74)	(0.73)
0.00	0.00	0.00
(0.64)	(0.74)	(0.73)
$9.54	$10.80	$10.42
(5.84)%	10.98%	5.49%

$30,529	$32,041	$7,138

1.12%	1.15%	1.10%

6.40%	6.72%	6.92%
412%	341%	294%

1.15%	1.29%	1.15%

Income Funds Prospectus	23

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Government Securities Fund

Portfolio Managers:    Michael J. Bray, CFA; W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of short, intermediate and long-term U.S. Government obligations. We employ a “top-down” macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a “bottom-up” process of fundamental securities analysis to select the specific securities for investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

We may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Agency Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	25

Government Securities Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$10.93	$11.05	$11.35
Income from investment operations:
Net investment income (loss)	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	0.00[4]	0.21	0.07
Total from investment operations	0.20	0.46	0.32
Less distributions:
Distributions from net investment income	(0.24)	(0.35)	(0.36)
Distributions from net realized gain	(0.12)	(0.23)	(0.26)
Total distributions	(0.36)	(0.58)	(0.62)
Net asset value, end of period	$10.77	$10.93	$11.05
Total return[1]	1.85%	4.27%	2.89%
Ratios/supplemental data:
Net assets, end of period (000s)	$69,267	$76,283	$120,753
Ratios to average net assets[5]:
Ratios of expenses to average net assets	1.07%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	3.33%	2.57%	2.33%
Portfolio turnover rate[6]	139%	390%	531%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.16%	1.18%	1.12%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[4]	Amount calculated is less than $0.005.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

26	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$11.25	$10.33	$10.22

0.42	0.54	0.56
0.30	0.92	0.11
0.72	1.46	0.67

(0.46)	(0.54)	(0.56)
(0.16)	0.00	0.00
(0.62)	(0.54)	(0.56)
$11.35	$11.25	$10.33
6.77%	14.50%	6.76%

$106,721	$12,371	$86

1.10%	1.14%	1.12%
3.68%	4.50%	5.52%
519%	552%	373%
1.14%	1.36%	1.93%

Income Funds Prospectus	27

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High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible debt securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through B by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	29

High Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON FEBRUARY 29, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$7.84	$7.49	$6.31
Income from investment operations:
Net investment income (loss)	0.30	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.21)	0.35	1.18
Total from investment operations	0.09	0.88	1.73
Less distributions:
Distributions from net investment income	(0.30)	(0.53)	(0.55)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.30)	(0.53)	(0.55)
Net asset value, end of period	$7.63	$7.84	$7.49
Total return[1]	1.16%	12.11%	28.39%
Ratios/supplemental data:
Net assets, end of period (000s)	$17,681	$22,315	$29,587
Ratios to average net assets[3]:
Ratios of expenses to average net assets	1.06%	1.13%	1.11%
Ratio of net investment income (loss) to average net assets	6.59%	6.90%	7.74%
Portfolio turnover rate[6]	52%	133%	172%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.20%	1.20%	1.15%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from February 29, 2000 (commencement of Class) to October 31, 2001.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

30	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000[2]
$7.74	$9.67	$10.78

0.77	1.01	0.75

(1.43)	(1.93)	(1.11)
(0.66)	(0.92)	(0.36)

(0.77)	(1.01)	(0.75)
0.00	0.00	0.00
(0.77)	(1.01)	(0.75)
$6.31	$7.74	$9.67
(9.44)%	(10.28)%	(3.44)%

$17,257	$14,821	$123

1.13%	1.13%	1.12%

10.45%	11.31%	10.72%
120%	114%	104%

1.20%	1.61%	1.17%

Income Funds Prospectus	31

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Short-Term Bond Fund

Portfolio Managers:    Jay N. Mueller, CFA; Janet S. Rilling, CFA, CPA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. We employ a top-down macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and industry allocation. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	33

Short-Term Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$8.77	$8.81	$8.78
Income from investment operations:
Net investment income (loss)	0.18	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.14)	(0.01)	0.07
Total from investment operations	0.04	0.25	0.36
Less distributions:
Distributions from net investment income	(0.19)	(0.29)	(0.33)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.19)	(0.29)	(0.33)
Net asset value, end of period	$8.62	$8.77	$8.81
Total return[1]	0.45%	2.87%	4.19%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,142	$10,240	$14,203
Ratios to average net assets[4]:
Ratios of expenses to average net assets	1.04%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	3.53%	2.96%	3.14%
Portfolio turnover rate[5]	14%	37%	97%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.18%	1.19%	1.15%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

34	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$9.40	$9.34	$9.41

0.42	0.58	0.60
(0.60)	0.06	(0.07)
(0.18)	0.64	0.53

(0.44)	(0.58)	(0.60)
0.00	0.00	0.00
(0.44)	(0.58)	(0.60)
$8.78	$9.40	$9.34
(1.89)%	6.93%	5.81%

$9,369	$9,657	$16

1.13%	1.13%	1.11%
4.66%	5.47%	6.51%
154%	129%	94%
1.16%	1.34%	2.00%

Income Funds Prospectus	35

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Short-Term High Yield Bond Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We employ rigorous credit research to select individual securities based on a number of factors including industry fundamentals, management strength, competitive position as well as financial strength and liquidity. We expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in below investment-grade corporate debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through B by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the ”Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	37

Short-Term High Yield Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON FEBRUARY 29, 2000

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$8.69	$8.66	$8.28
Income from investment operations:
Net investment income (loss)	0.22	0.39	0.46
Net realized and unrealized gain (loss) on investments	(0.18)	0.03	0.38
Total from investment operations	0.04	0.42	0.84
Less distributions:
Distributions from net investment income	(0.22)	(0.39)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.22)	(0.39)	(0.46)
Net asset value, end of period	$8.51	$8.69	$8.66
Total return[3]	0.47%	4.96%	10.35%
Ratios/supplemental data:
Net assets, end of period (MM)	$40,297	$55,553	$73,487
Ratios to average net assets[3]:
Ratios of expenses to average net assets	1.09%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	4.32%	4.54%	5.23%
Portfolio turnover rate[6]	31%	71%	117%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.23%	1.20%	1.16%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from February 29, 2000 (commencement of Class) to October 31, 2000.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

38	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000[2]
$8.93	$9.88	$10.05

0.60	0.79	0.51
(0.65)	(0.95)	(0.17)
(0.05)	(0.16)	0.34

(0.60)	(0.79)	(0.51)
0.00	0.00	0.00
(0.60)	(0.79)	(0.51)
$8.28	$8.93	$9.88
(0.68)%	(1.92)%	3.52%

$27,751	$17,544	$46

1.12%	1.13%	1.12%
6.82%	7.95%	7.65%
86%	73%	67%
1.18%	1.30%	1.16%

Income Funds Prospectus	39

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Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB” by S&P or “Ba” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” starting on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Income Funds Prospectus	41

Ultra Short-Term Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON AUGUST 31, 1999

For the period ended:	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$9.21	$9.33	$9.41
Income from investment operations:
Net investment income (loss)	0.16	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.02)	(0.07)	(0.01)
Total from investment operations	0.14	0.13	0.23
Less distributions:
Distributions from net investment income	(0.18)	(0.25)	(0.31)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.18)	(0.25)	(0.31)
Net asset value, end of period	$9.17	$9.21	$9.33
Total return[2]	1.55%	1.45%	2.49%
Ratios/supplemental data:
Net assets, end of period (000s)	$59,097	$87,760	$145,769
Ratios to average net assets[3]:
Ratios of expenses to average net assets	1.03%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	2.98%	2.25%	2.37%
Portfolio turnover rate[6]	17%	26%	94%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.15%	1.17%	1.12%
[1]	In 2000, the Fund changed its fiscal year-end from February 29 to October 31. Information is shown for a 7-month period, from March 1, 2000 to October 31, 2000.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

42	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000[1]
$9.82	$9.88	$9.87

0.34	0.55	0.41

(0.35)	(0.05)	0.01
(0.01)	0.50	0.42

(0.40)	(0.56)	(0.41)
0.00	0.00	0.00
(0.40)	(0.56)	(0.41)
$9.41	$9.82	$9.88
(0.06)%	5.12%	4.35%

$97,990	$81,827	$28

1.10%	1.13%	1.11%

3.55%	4.93%	6.22%
50%	70%	38%

1.11%	1.16%	1.12%

Income Funds Prospectus	43

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section starting on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds, except the Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund, all employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than

44	Income Funds Prospectus

securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	45

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●		●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●

46	Income Funds Prospectus

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participantions

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participants sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●	●	●	●	●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●

Income Funds Prospectus	47

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

48	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Income Funds Prospectus	49

Organization and Management of the Funds

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

50	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	51

Your Account

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

52	Income Funds Prospectus

How to Buy Shares

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and the will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 ½ according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	Wells Fargo Advantage Fund of Funds transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

Income Funds Prospectus	53

Your Account

How to Sell Shares

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	Your redemptions are net of any applicable redemption fee.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

54	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	The High Income Fund and the Short-Term High Yield Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 52 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Term Income Fund (”Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a

Income Funds Prospectus	55

Exchanges

result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

56	Income Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Income Funds Prospectus	57

Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

58	Income Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Michael J. Bray, CFA

Government Securities Fund since 2005

Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his M.B.A. from Pennsylvania State University.

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2004

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

D. James Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in Economics from Albion College.

Income Funds Prospectus	59

Portfolio Managers

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Short-Term High Yield Bond Fund and its predecessor since 1998

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed-income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income fund, and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Short-Term Bond Fund since 2005

Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and Finance and her M.S. degree in Finance from the University of Wisconsin.

60	Income Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate

Income Funds Prospectus	61

Glossary

interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

62	Income Funds Prospectus

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Income Funds Prospectus	63

Please Find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds

is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED Š NO BANK GUARANTEE Š MAY LOSE VALUE

PRINED ON RECYCLED PAPER

©2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT52721 10-05 105FAV/P1005 (10/05) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

October 1, 2005

Prospectus

Wells Fargo Advantage Income Funds – Class Z

Wells Fargo Advantage Total Return Bond Fund

Wells Fargo Advantage Ultra-Short Duration Bond Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents

Income Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Income Funds Overview

See the Fund description in the Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) (WTRZX)	Seeks total return consisting of income and capital appreciation.

Ultra-Short Duration Bond Fund (STGBX)	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in debt securities and up to 35% of total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of total assets in dollar-denominated debt securities of foreign issuers. The Fund’s average duration is expected to be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 20; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

The Funds may invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Asset-Backed Securities

The Funds may invest in mortgage- and asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Stripped Securities

The Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

U.S. Government Agency Securities

Certain Funds invest in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government.

FUND	SPECIFIC RISKS

Total Return Bond Fund	The Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 6. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra-Short Duration Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Income Funds Prospectus	7

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of the Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Ultra- Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund. The predecessor Strong fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Ultra- Short Duration Bond Fund reflects the historical information of the predecessor fund.

The Wells Fargo Advantage Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund, which was reorganized into the Wells Fargo Advantage Fund effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Total Return Bond Fund reflects, for the periods prior to the Fund’s reorganization, the historical information of the predecessor fund.

Total Return Bond Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q3 ‘02 • 4.91%	Worst Qtr.:	Q2 ‘04 • (2.35)%

*	Performance shown reflects the performance of the Administrator Class shares. The Administrator Class shares do not have sales charges. The Fund’s year-to-date performance through June 30, 2005 was 2.34%.

8	Income Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Class Z Returns Before Taxes (Incept. 04/11/05)[1]	4.28%	7.93%	7.17%
Class Z Returns After Taxes on Distributions	2.94%	5.66%	4.58%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	2.77%	5.39%	4.52%
LB Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	4.34%	7.71%	7.01%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are lower than those of the Class Z shares. The Administrator Class shares’ returns are substantially similar to what the Class Z shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Lehman Brothers U.S. Aggregate Bond Index.

Income Funds Prospectus	9

Performance History

Ultra-Short Duration Bond Fund Class Z Calendar Year Returns1

Best Qtr.:	Q2 ’95 • 3.77%	Worst Qtr.:	Q1 ’02 • (0.68)%

The Fund’s year-to-date performance through June 30, 2005 was 1.09%.

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 03/31/94)[1]	0.97%	3.18%	5.26%
Class Z Returns After Taxes on Distributions	0.05%	1.53%	2.97%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	0.63%	1.70%	3.06%
LB 9-12 Months Short Treasury Index[2,4] (reflects no deduction for expenses or taxes)	0.94%	3.70%	4.86%
Citigroup 1-Year Treasury Benchmark-on-the-Run Index[3,4] (reflects no deduction for expenses or taxes)	0.74%	3.90%	4.94%
LB 1-3 Year Government/Credit Index[5] (reflects no deduction for fees, expenses or taxes)	1.30%	5.41%	5.98%
LB Short-Term Government/Credit Index[6] (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
[1]	Performance shown reflects the performance of the Class Z shares of the predecessor Strong Advisor Short Duration Bond Fund.
[2]	Lehman Brothers 9-12 Months U.S. Short Treasury Index.
[3]	Citigroup 1 Year Treasury Benchmark-on-the-Run Index. The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average return on the one-year Treasury bills.
[4]	The Lehman Brothers 9-12 Months U.S. Short Treasury Index and Citigroup 1-Year Treasury Benchmark-on-the-Run Index provide an approximation of the interest rate risk of the Fund’s portfolio (as measured by duration), but the credit risk of the Indexes is significantly different than that of the Fund due to differences in portfolio composition. Due to the similarity of these two Indexes, the Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward.
[5]	Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund’s portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
[6]	Lehman Brothers Short-Term U.S. Government/Credit Bond Index. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund’s portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of August 1, 2004.

10	Income Funds Prospectus

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Total Return Bond Fund[4]	Ultra-Short Duration Bond Fund
Management Fees[1]	0.42%	0.45%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.81%	1.11%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.23%	1.56%
Fee Waivers	0.28%	0.72%

NET EXPENSES[3]	0.95%	0.84%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Ultra-Short Duration Bond Fund’s management fees and for the management fees of the master portfolio in which the Total Return Bond Fund invests. The management fees charged to the Funds/master portfolio will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Ultra-Short Duration Bond Fund and master portfolio in which the Total Return Bond Fund invests substantially all of its assets is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[4]	Includes expenses allocated from the master portfolio in which the Fund invests.

Income Funds Prospectus	11

Income Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Total Return Bond Fund	Ultra-Short Duration Bond Fund
1 YEAR	$97	$86
3 YEARS	$363	$422
5 YEARS	—	$782
10 YEARS	—	$1,795

12	Income Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

The Total Return Bond Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Income Funds Prospectus	13

Total Return Bond Fund

Portfolio Managers:    William Stevens; Marie Chandoha; Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

14	Income Funds Prospectus

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Total Return Bond Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS Z SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	May 31, 2005[1]
Net asset value, beginning of period	$12.19
Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	0.22
Total income from investment operations	0.28
Less distributions:
Distributions from net investment income	(0.06)
Distributions from net realized gain	0.00
Total distributions	(0.06)
Net asset value, end of period	$12.41
Total return[2]	2.31%
Ratios/supplemental data:
Net assets, end of period (000s)	$29,204
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.95%
Ratio of net investment income (loss) to average net assets	3.42%
Portfolio turnover rate[5]	767%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3],4	1.23%
[1]	For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
[2]	Total returns do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16	Income Funds Prospectus

Ultra-Short Duration Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income by investing in a diversified portfolio consisting of debt securities of domestic and foreign issuers. We may invest a significant amount in mortgage- and asset-backed securities. Under normal circumstances, we expect the average duration of the Fund’s portfolio to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 35% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Fund” beginning on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

Income Funds Prospectus	17

Ultra-Short Duration Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON MARCH 31, 1994

For the period ended:	May 31, 2005[3]	Oct. 31, 2004[1]	Oct. 31, 2003
Net asset value, beginning of period	$9.67	$9.80	$9.86
Income from investment operations:
Net investment income (loss)	0.14	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.08
Total from investment operations	0.11	0.12	0.26
Less distributions:
Distributions from net investment income	(0.17)	(0.25)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.17)	(0.25)	(0.32)
Net asset value, end of period	$9.61	$9.67	$9.80
Total return[1]	1.18%	1.25%	2.62%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,961	$15,898	$27,021
Ratios to average net assets:[4]
Ratios of expenses to average net assets	0.99%	1.12%	1.07%
Ratio of net investment income (loss) to average net assets	2.59%	1.69%	1.87%
Portfolio turnover rate[5]	9%	28%	90%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.15%	1.16%	1.08%
[1]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 through May 31, 2005.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18	Income Funds Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$10.19	$10.14	$10.21

0.35	0.54	0.56
(0.34)	0.14	0.02
0.01	0.68	0.58

(0.34)	(0.63)	(0.65)
0.00	0.00	0.00
(0.34)	(0.63)	(0.65)
$9.86	$10.19	$10.14
0.15%	6.84%	5.83%

$30,194	$47,219	$51,144

1.15%	1.24%	1.15%
3.55%	5.30%	5.60%
204%	221%	59%
1.16%	1.24%	1.15%

Income Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Total Return Bond Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which generally are treated as ordinary income when distributed to Fund shareholders.

•	The Funds may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Fund itself.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Ultra-Short Duration Bond Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also

20	Income Funds Prospectus

tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices that a Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory taxation, and the potentially less stringent investor protection and disclosure standards. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	21

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●
Foreign Obligations Dollar-denominated debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate and Credit Risk	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rate of return. These securities, sometime referred
to as “junk bonds”, tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are
subject to greater risk of default.

	Interest Rate and Credit Risk	●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of net assets.

	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of the collateral received).

	Credit Risk	●	●

22	Income Funds Prospectus

		TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a position of a longer loan
made by a bank. Generally sold without guarantee or
recourse, some participants sell at a discount because of the borrower’s credit problem.

	Credit Risk		●
Mortgage- and Asset-Backed Securities Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●

Options

The right or obligation to buy or sell a security based on
an agreed upon price at a specified time. Types of options
used may include: options on securities, options on a stock
index and options on stock index futures to protect
liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in addition to the
expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●

Stripped Obligations

Securities that give ownership to either future payments
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt.

	Interest Rate Risk	●	●

Income Funds Prospectus	23

Organization and Management of the Funds

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

24	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for each Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of each Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended May 31, 2005. As noted in this table, the fees shown for the Total Return Bond Fund include fees allocated from the master portfolio in which the Fund invests. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in assets.

Dormant Investment Advisory Arrangement

Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocation of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway fund described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If the gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Total Return Bond Fund and Ultra-Short Duration Bond Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Income Funds Prospectus	25

Organization and Management of the Funds

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Ultra-Short Duration Bond Fund and for the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the Fund/master portfolio. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed assets aggregating in excess of $161 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Ultra-Short Duration Bond Fund and master portfolio in which the Total Return Bond Fund invests.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

26	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	27

Your Account

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage Life Stage PortfoliosSM and Wells Fargo Advantage WealthBuilder PortfoliosSM);

•	Any Internal Revenue Code Section 529 plans;

•	Any accounts in a fee-based advisory program managed by Funds Management; and

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

28	Income Funds Prospectus

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Income Funds Prospectus	29

Your Account	How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attn: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be

30	Income Funds Prospectus

contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Total Return Bond Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Income Funds Prospectus	31

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 30. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 30. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

32	Income Funds Prospectus

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use the automated phone system, to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	33

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

34	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Duration Bond Fund (“Short-Term Fund”), Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

Because the Short-Term Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Short-Term Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Short-Term Fund or its

Income Funds Prospectus	35

Exchanges

shareholders. Although the policies adopted by the Short-Term Fund do not prohibit frequent trading in the Short-Term Fund, Funds Management will seek to prevent an investor from utilizing the Short-Term Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In determining whether to suspend or terminate purchase or exchange privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

36	Income Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least monthly and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Income Funds Prospectus	37

Additional Services and Other Information

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Absent further legislation, this reduced rate of taxation will expire after December 31, 2008. In general distributions will not qualify for reductions in federal income taxation of dividends payable to individuals of certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

38	Income Funds Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

40	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Income Funds Prospectus	41

Additional Services and Other Information

Check Writing

Check writing is offered on the Ultra-Short Duration Bond Fund’s Class Z shares. Checks written on your account are subject to the Fund’s Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

42	Income Funds Prospectus

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Income Funds Prospectus	43

Portfolio Managers

The Portfolio Managers identified below in connection with the Total Return Bond Fund manage the master portfolio in which the Fund currently invests, and not the Fund itself.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Marie Chandoha

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal and co-head of the Montgomery Fixed Income division at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston, where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

Jay N. Mueller, CFA

Ultra-Short Duration Bond Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. (“SCM”) since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

Thomas O’Connor, CFA

Total Return Bond Fund since 2003

Mr. O’Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.A. degree in Business Administration from the University of Vermont.

Thomas M. Price, CFA

Ultra-Short Duration Bond Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in Finance from the Kellogg Graduate School of Management, Northwestern University.

William Stevens

Total Return Bond Fund and its predecessor since 1997
Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director and currently serves as Senior Portfolio Manager and co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management,

44	Income Funds Prospectus

Mr. Stevens was president and chief investment officer of the Montgomery Asset Management with oversight responsibility for the investment-related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Income Funds Prospectus	45

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

46	Income Funds Prospectus

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Income Funds Prospectus	47

Glossary

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

48	Income Funds Prospectus

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Income Funds Prospectus	49

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds

is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

Email: wfaf@wellsfargo.com Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT52724 10-05

105IFZ/P1002 (10/05)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

OCTOBER 1, 2005

Prospectus

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOSSM

Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM

Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM

Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM

Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM

Wells Fargo Advantage WealthBuilder Equity PortfolioSM

Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

9/20/05 8:41:42 AM

Throughout this prospectus, the Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM is referred to as the “WealthBuilder Conservative Allocation Portfolio”; the Wells Fargo Advantage WealthBuilder Equity PortfolioSM is referred to as the “WealthBuilder Equity Portfolio; the Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM is referred to as the “WealthBuilder Growth Allocation Portfolio”; the Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM is referred to as the “WealthBuilder Growth Balanced Portfolio”; the Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM is referred to as the “WealthBuilder Moderate Balanced Portfolio”; and the Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM is referred to as the “WealthBuilder Tactical Equity Portfolio”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Wells Fargo Advantage WealthBuilder Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

PORTFOLIO (TICKER)	OBJECTIVE

WealthBuilder Conservative Allocation Portfolio (WBCAX)	Seeks current income with a secondary emphasis on capital appreciation.

WealthBuilder Moderate Balanced Portfolio (WBBBX)	Seeks a combination of current income and capital appreciation.

WealthBuilder Growth Balanced Portfolio (WBGBX)	Seeks a combination of capital appreciation and current income.

WealthBuilder Growth Allocation Portfolio (WBGGX)	Seeks capital appreciation with a secondary emphasis on current income.

WealthBuilder Equity Portfolio (WBGIX)	Seeks long-term capital appreciation with no emphasis on income.

4	WealthBuilder Portfolios Prospectus

PRINCIPAL STRATEGIES
The WealthBuilder Conservative Allocation Portfolio is a highly diversified investment consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The bond holdings are diversified across a wide range of short to intermediate term income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 80% of total assets in bond funds and 20% of total assets in stock funds.
The WealthBuilder Moderate Balanced Portfolio is a highly diversified investment consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long- term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The bond holdings are diversified across a wide range of short to intermediate term income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 60% of total assets in bond funds and 40% of total assets in stock funds.
The WealthBuilder Growth Balanced Portfolio is a highly diversified investment consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. The bond holdings are also diversified across a wide range of intermediate term income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 65% of total assets in stock funds and 35% of total assets in bond funds.
The WealthBuilder Growth Allocation Portfolio is a highly diversified investment consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who have a tolerance for the increased volatility associated with a portfolio that emphasizes stocks. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. The bond holdings are also diversified across a wide range of intermediate term income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 80% of total assets in stock funds and 20% of total assets in bond funds.
The WealthBuilder Equity Portfolio is a diversified equity investment consisting of mutual funds that employ different and complementary investment styles to provide potential for growth, making this investment appropriate for long-term investors who have a tolerance for the increased volatility associated with a portfolio that emphasizes stocks. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 100% of total assets in stock funds.

WealthBuilder Portfolios Prospectus	5

Wells Fargo Advantage WealthBuilder Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

PORTFOLIO (TICKER)	OBJECTIVE

WealthBuilder Tactical Equity Portfolio (WBGAX)	Seeks long-term capital appreciation with no emphasis on income.

6	WealthBuilder Portfolios Prospectus

PRINCIPAL STRATEGIES

The WealthBuilder Tactical Equity Portfolio is a diversified equity investment consisting of mutual funds that employ different and complementary investment styles to provide potential for growth, making this investment appropriate for long-term investors who have a tolerance for the increased volatility associated with a portfolio that emphasizes stocks. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and foreign growth opportunities. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 100% of total assets in stock funds.

WealthBuilder Portfolios Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Portfolio descriptions beginning on page 20;

•	the “Additional Strategies and General Investment Risks” section beginning on page 40; and

•	the Portfolios’ Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying investment company or fund (the “Underlying Fund”) in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

COMMON RISKS FOR THE PORTFOLIOS

Investments in Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Equity Securities

We invest in certain Underlying Funds which in turn invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio’s investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected.

8	WealthBuilder Portfolios Prospectus

Foreign Investments

The Portfolios invest in certain Underlying Funds that invest in securities/obligations of foreign issuers, which are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility and those risks related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves additional risks, including exposure to fluctuations in foreign currency exchange rates; withholding or other taxes; trade settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Small Company Securities

Certain Underlying Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

PORTFOLIO-SPECIFIC RISKS

Debt Securities

The WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced and WealthBuilder Growth Allocation Portfolios invest in certain Underlying Funds that in turn invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund’s portfolio, including U.S. Government agency securities. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

The WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced and WealthBuilder Growth Allocation Portfolios invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

WealthBuilder Portfolios Prospectus	9

Summary of Important Risks

U.S. Government Agency Securities

The Portfolios invest in certain Underlying Funds that invest some of their assets in U.S. Government agency securities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

10	WealthBuilder Portfolios Prospectus

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Performance History

The information on the following pages shows you how each Portfolio has performed and illustrates the variability of a Portfolio’s returns over time. Each Portfolio’s average annual returns for one- and five-year periods (or the life of the Portfolio, as applicable) are compared to the performance of an appropriate broad-based index.

The WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced and WealthBuilder Growth Allocation Portfolios have less than one full calendar year of performance history; therefore, no performance information is shown for these Portfolios.

Please remember that past performance is no guarantee of future results.

WealthBuilder Growth Balanced Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.55%	Worst Qtr.:	Q3 ‘02 • (15.98)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2005 was (1.58)%.

12	WealthBuilder Portfolios Prospectus

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	Life of Portfolio
WealthBuilder Growth Balanced Portfolio Returns Before Taxes (Incept. 10/1/97)	8.03%	1.00%	4.69%
WealthBuilder Growth Balanced Portfolio Returns After Taxes on Distributions	7.72%	0.16%	3.93%
WealthBuilder Growth Balanced Portfolio Returns After Taxes On Distributions and Sale of Fund Shares	5.22%	0.36%	3.61%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	10.87%	(2.30)%	5.01%
LB U.S. Gov’t./Credit Index[3] (reflects no deduction for fees, expenses or taxes)	4.19%	8.00%	6.92%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers U.S. Government/Credit Index.

WealthBuilder Portfolios Prospectus	13

Performance History

WealthBuilder Equity Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 20.03%	Worst Qtr.:	Q3 ‘02 • (20.53)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2005 was (1.53)%.

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	Life of Portfolio
WealthBuilder Equity Portfolio Returns Before Taxes (Incept. 10/1/97)	10.95%	(2.78)%	3.15%
WealthBuilder Equity Portfolio Returns After Taxes on Distributions	10.95%	(3.23)%	2.79%
WealthBuilder Equity Portfolio Returns After Taxes on Distributions and Sale of Fund Shares	7.12%	(2.59)%	2.52%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	10.87%	(2.30)%	5.01%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

14	WealthBuilder Portfolios Prospectus

WealthBuilder Tactical Equity Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 23.73%	Worst Qtr.:	Q3 ‘02 • (21.66)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2005 was (2.30)%.

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	Life of Portfolio
WealthBuilder Tactical Equity Portfolio Returns Before Taxes (Incept. 10/1/97)	15.74%	(2.22)%	4.41%
WealthBuilder Tactical Equity Portfolio Returns After Taxes on Distributions	15.38%	(2.39)%	4.28%
WealthBuilder Tactical Equity Portfolio Returns After Taxes on Distributions and Sale of Fund Shares	10.23%	(1.95)%	3.75%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	10.87%	(2.30)%	5.01%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

WealthBuilder Portfolios Prospectus	15

Wells Fargo Advantage WealthBuilder Portfolios

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. The tables do not reflect the investment advisory fees and other operating expenses of the Underlying Funds. Fees and expenses of the Underlying Funds are reflected in those funds’ performance and thus indirectly in the Portfolio’s performance. These tables do not reflect charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker/dealer or financial institution maintaining the account through which you hold Portfolio shares may charge separate account, service, or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Portfolios
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.50%
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)[2]
	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio	WealthBuilder Growth Balanced Portfolio
Management Fees[3]	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses[4]	1.71%	1.45%	0.56%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.66%	2.40%	1.51%
Fee Waivers	1.16%	0.90%	0.01%

NET EXPENSES[5,6]	1.50%	1.50%	1.50%

	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio
Management Fees[3]	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses[4]	1.93%	0.61%	0.59%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.88%	1.56%	1.54%
Fee Waivers	1.38%	0.06%	0.04%

NET EXPENSES[5,6]	1.50%	1.50%	1.50%
[1]	Shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “Reductions and Waivers of Sales Charges,” beginning on page 51, for additional information.
[2]	These expense ratios do not include expenses of the Underlying Funds.
[3]	The Portfolios’ investment adviser implemented a breakpoint schedule for the Portfolios’ management fees. The management fees charged to the Portfolios will decline as a Portfolio’s assets grow and will continue to be based on a percentage of the Portfolio’s average daily net assets. The breakpoint schedule for the Portfolios is as follows: 0.20% for assets from $0 to $999 million; 0.175% for assets from $1 billion to $4.99 billion; and 0.15% for assets $5 billion and higher.

16	WealthBuilder Portfolios Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that Portfolio operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio	WealthBuilder Growth Balanced Portfolio
1 YEAR	$300	$300	$300
3 YEARS	$855	$802	$619
5 YEARS	$1,437	$1,331	$960
10 YEARS	$3,014	$2,778	$1,924

	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio
1 YEAR	$300	$300	$300
3 YEARS	$900	$629	$625
5 YEARS	$1,525	$982	$973
10 YEARS	$3,209	$1,974	$1,954

[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company and have been adjusted as necessary from amounts incurred during each Portfolio’s most recent fiscal year to reflect current fees and expenses.
[5]	The adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio’s net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.
[6]	In addition to the Total Annual Operating Expenses which the Portfolios bear directly, the Portfolios’ shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolios invest. Based on the Portfolios’ estimated target allocations, the Portfolios’ indirect expenses from investing in the Underlying Funds are estimated to be as follows: 0.68% for the WealthBuilder Conservative Allocation Portfolio, 0.74% for the WealthBuilder Moderate Balanced Portfolio, 0.80% for the WealthBuilder Growth Balanced Portfolio, 0.83% for the WealthBuilder Growth Allocation Portfolio, 0.87% for the WealthBuilder Equity Portfolio, and 0.96% for the WealthBuilder Tactical Equity Portfolio. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds’ expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

WealthBuilder Portfolios Prospectus	17

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolios’ investment adviser. “We” may also refer to the Portfolios’ other service providers. “You” refers to the shareholder or potential investor.

Wells Fargo Advantage WealthBuilder Portfolios

Each Portfolio is a separate investment portfolio designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio seeks to achieve its objective by allocating its assets across either various stock investment styles or across both stock and bond investment styles through investment in a number of affiliated and unaffiliated Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and the WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced and WealthBuilder Growth Allocation Portfolios hold an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios’ investment adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among either various equity investment styles, or various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

Asset Allocation Strategy

The adviser allocates each Portfolio’s investments in accordance with the Portfolio’s investment objective among Underlying Funds that represent a broad spectrum of investment options. The adviser uses various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assess the relative attractiveness of these investment options and to determine target allocations. The target allocations for the WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced, WealthBuilder Growth Allocation and WealthBuilder Tactical Equity Portfolios are determined using tactical allocation models, and thus change from time to time pursuant to market, economic and other factors. The target allocation for the Equity Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio’s assets invested in various Underlying Funds will vary over time. When the Portfolio’s actual allocations deviate from the target allocations, the adviser rebalances a Portfolio primarily through the use of daily cash flows.

Important information you should look for as you decide to invest in a Portfolio:

The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

18	WealthBuilder Portfolios Prospectus

Investment Objective and Investment Strategies

The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

•	what the Portfolio is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Portfolio different from the other Portfolios offered in this Prospectus.

Permitted Investments

A summary of each Portfolio’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Portfolio’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the WealthBuilder Equity Portfolio and WealthBuilder Tactical Equity Portfolio concerning “80% of the Portfolio’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Portfolio, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

WealthBuilder Portfolios Prospectus	19

WealthBuilder Conservative Allocation Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The WealthBuilder Conservative Allocation Portfolio seeks current income with a secondary emphasis on capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 20% of its assets to stock funds and 80% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short to long-term, income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 80% of total assets in bond funds and 20% of total assets in stock funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range Using TAA Model
Bonds Funds	80%	75 - 85%
Stock Funds	20%	15 - 25%

20	WealthBuilder Portfolios Prospectus

Allocations Utilizing TAA Model as of May 31, 2005
Stock Fund Styles:	26%
Large Company Growth Style		9%
Large Company Value Style		9%
Small Company Style		4%
International Style		4%
Bond Fund Styles:	74%
Short Term U.S. Treasury, Government, Agency and Mortgage-Related Securities		29%
Intermediate and Long Term U.S. Treasury, Government, Agency and Mortgage- Related Securities		15%
Investment Grade Bonds		20%
High-Yield Corporate Bond		5%
International Obligation		5%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	21

WealthBuilder Conservative Allocation Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
PORTFOLIO COMMENCED ON SEPTEMBER 30, 2004

For the period ended:	May 31, 2005[4]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investments	0.20
Total from investment operations	0.27
Less distributions:
Distributions from net investment income	(0.06)
Distributions from net realized gain	0.00
Total distributions	(0.06)
Net asset value, end of period	$10.21
Total return[1]	2.71%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,162
Ratios to average net assets[2,5]:
Ratio of expenses to average net assets	1.50%
Ratio of net investment income (loss) to average net assets	1.64%
Portfolio turnover rate	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	2.79%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for less than one year are not annualized.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
[5]	Ratio shown for period of less than one year is annualized.

22	WealthBuilder Portfolios Prospectus

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WealthBuilder Moderate Balanced Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

WealthBuilder Moderate Balanced Portfolio seeks a combination of current income and capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to bond funds and 40% of its assets to stock funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short to long-term, income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 60% of total assets in bond funds and 40% of total assets in stock funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the TAA Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range Using TAA Model
Bonds Funds	60%	50 - 70%
Stock Funds	40%	30 - 50%

24	WealthBuilder Portfolios Prospectus

Allocations Utilizing TAA Model as of May 31, 2005
Stock Fund Styles:	52%
Large Company Growth Style		18%
Large Company Value Style		18%
Small Company Style		8%
International Style		8%
Bond Fund Styles:	48%
Short Term U.S. Treasury, Government, Agency and Mortgage-Related Securities		19%
Intermediate and Long Term U.S. Treasury, Government, Agency and Mortgage- Related Securities		5%
Investment Grade Bonds		14%
High-Yield Corporate Bond		5%
International Obligation		5%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	25

WealthBuilder Moderate Balanced Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
PORTFOLIO COMMENCED ON SEPTEMBER 30, 2004

For the period ended:	May 31, 2005[4]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.40
Total from investment operations	0.44
Less distributions:
Distributions from net investment income	(0.02)
Distributions from net realized gain	0.00
Total distributions	(0.02)
Net asset value, end of period	$10.42
Total return[1]	4.41%
Ratios/supplemental data:
Net assets, end of period (000s)	$19,919
Ratios to average net assets[2,5]:
Ratio of expenses to average net assets	1.50%
Ratio of net investment income (loss) to average net assets	0.85%
Portfolio turnover rate	16%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	2.48%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
[5]	Ratio shown for period of less than one year is annualized.

26	WealthBuilder Portfolios Prospectus

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WealthBuilder Growth Balanced Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

WealthBuilder Growth Balanced Portfolio seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate to long-term, income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 65% of total assets in stock funds and 35% of total assets in bond funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the TAA Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range Using Futures
Stock Funds	65%	50 - 80%
Bonds Funds	35%	20 - 50%

28	WealthBuilder Portfolios Prospectus

Allocation as of May 31, 2005
Stock Fund Styles:	65%
Large Company Growth Style		19%
Large Company Value Style		20%
Small Company Style		13%
International Style		13%
Bond Fund Styles:	35%
U.S. Treasury, Government, Agency and Mortgage-Related Securities		13%
Investment Grade Bonds		12%
High-Yield Corporate Bonds		5%
International Obligations		5%
TOTAL PORTFOLIO ASSETS	100%

Allocation Using Futures as of May 31, 2005
Stock Fund Styles:	80%
Bond Fund Styles:	20%

	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	29

WealthBuilder Growth Balanced Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$11.15	$9.68	$10.63	$11.69	$12.72
Income from investment operations:
Net investment income (loss)	0.10	0.08	0.08	0.00	0.07
Net realized and unrealized gain (loss) on investments	0.61	1.52	(0.95)	(0.83)	(0.20)
Total from investment operations	0.71	1.60	(0.87)	(0.83)	(0.13)
Less distributions:
Distributions from net investment income	(0.10)	(0.13)	(0.08)	(0.16)	(0.11)
Distributions from net realized gain	0.00	0.00	0.00	(0.07)	(0.79)
Total distributions	(0.10)	(0.13)	(0.08)	(0.23)	(0.90)
Net asset value, end of period	$11.76	$11.15	$9.68	$10.63	$11.69
Total return[1]	6.37%	16.52%	(8.10)%	(7.09)%	(1.28)%
Ratios/supplemental data:
Net assets, end of period (000s)	$355,582	$260,922	$162,229	$159,693	$78,469
Ratios to average net assets[2,4]:
Ratio of expenses to average net assets	1.41%	1.21%	1.14%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.90%	0.75%	0.93%	1.04%	1.51%
Portfolio turnover rate	98%	96%	48%	28%	29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	1.45%	1.21%	1.14%	1.27%	1.52%
[1]	Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

30	WealthBuilder Portfolios Prospectus

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WealthBuilder Growth Allocation Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

WealthBuilder Growth Allocation Portfolio seeks capital appreciation with a secondary emphasis on current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 80% of its assets to stock funds and 20% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate to long-term, income-producing securities, including U.S. Government agency securities, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 80% of total assets in stock funds and 20% of total assets in bond funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the TAA Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range Using TAA Model
Stock Funds	80%	65 - 95%
Bonds Funds	20%	5 - 35%

32	WealthBuilder Portfolios Prospectus

Allocations Utilizing TAA Model as of May 31, 2005
Stock Fund Styles:	95%
Large Company Growth Style		32%
Large Company Value Style		32%
Small Company Style		16%
International Style		16%
Bond Fund Styles:	5%
U.S. Treasury, Government, Agency and Mortgage-Related Securities		0%
Investment Grade Bonds		5%
High-Yield Corporate Bond		0%
International Obligation		0%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	33

WealthBuilder Growth Allocation Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
PORTFOLIO COMMENCED ON SEPTEMBER 30, 2004

For the period ended:	May 31, 2005[4]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.73
Total from investment operations	0.73
Less distributions:
Distributions from net investment income	(0.03)
Distributions from net realized gain	0.00
Total distributions	(0.03)
Net asset value, end of period	$10.70
Total return[1]	7.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,255
Ratios to average net assets[2,5]:
Ratio of expenses to average net assets	1.50%
Ratio of net investment income (loss) to average net assets	(0.80)%
Portfolio turnover rate	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	2.91%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
[5]	Ratio shown for period of less than one year is annualized.

34	WealthBuilder Portfolios Prospectus

WealthBuilder Equity Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

WealthBuilder Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities.

The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Portfolio’s assets in equity securities (through investment in Underlying Funds).

Currently, we invest all of the Portfolio’s total assets in stock funds.

Portfolio Asset Allocation

We seek to enhance performance with reduced volatility through broad diversification among different equity investment styles.

Allocation as of May 31, 2005
Large Company Growth Style	30%
Large Company Value Style	30%
Small Company Style	20%
International Style	20%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	35

WealthBuilder Equity Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$10.56	$8.79	$10.12	$12.03	$14.10
Income from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.08)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	0.94	1.83	(1.25)	(1.62)	(1.33)
Total from investment operations	0.88	1.77	(1.33)	(1.72)	(1.39)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.19)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.68)
Total distributions	0.00	0.00	0.00	(0.19)	(0.68)
Net asset value, end of period	$11.44	$10.56	$8.79	$10.12	$12.03
Total return[1]	8.33%	20.14%	(13.14)%	(14.36)%	(10.38)%
Ratios/supplemental data:
Net assets, end of period (000s)	$118,581	$87,885	$46,370	$54,218	$43,550
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.42%	1.23%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.64)%	(0.74)%	(0.90)%	(0.83)%	(0.63)%
Portfolio turnover rate	92%	101%	30%	30%	14%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.48%	1.24%	1.29%	1.32%	1.78%
[1]	Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	WealthBuilder Portfolios Prospectus

WealthBuilder Tactical Equity Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

WealthBuilder Tactical Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities. The target allocation among the four equity styles is determined by the Tactical Equity Allocation model.

The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming through the active asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Portfolio’s assets in equity securities (through investment in Underlying Funds.).

Currently, we invest all of the Portfolio’s total assets in stock funds.

Portfolio Asset Allocation

We seek to enhance performance by shifting assets between equity styles according to market conditions.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range
Large Company Stocks	50%	25 - 80%
Small Company Stocks	20%	5 - 45%
International Stocks	30%	10 - 50%

Allocation as of May 31, 2005
Large Company Growth Style	9%
Large Company Value Style	36%
Small Company Style	5%
International Style	50%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	37

WealthBuilder Tactical Equity Portfolio	Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2005	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001
Net asset value, beginning of period	$11.84	$9.42	$11.14	$12.76	$14.97
Income from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.08)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	1.32	2.46	(1.64)	(1.52)	(1.87)
Total from investment operations	1.29	2.42	(1.72)	(1.59)	(1.97)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.24)
Total distributions	0.00	0.00	0.00	(0.03)	(0.24)
Net asset value, end of period	$13.01	$11.84	$9.42	$11.14	$12.76
Total return[1]	10.89%	25.69%	(15.44)%	(12.46)%	(13.35)%
Ratios/supplemental data:
Net assets, end of period (000s)	$165,325	$105,829	$72,450	$100,476	$81,403
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.42%	1.22%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.42)%	(0.82)%	(0.69)%	(1.00)%
Portfolio turnover rate	110%	121%	7%	73%	49%
Ratio of expenses to average net assets prior to Waived fees and reimbursed expenses[2,3]	1.47%	1.23%	1.26%	1.30%	1.69%
[1]	Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	WealthBuilder Portfolios Prospectus

The Underlying Funds

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may hold certain securities directly.

(1)	Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

(2)	Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced, and WealthBuilder Growth Allocation Portfolios invest in bond funds.

The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

Important Risk Factors for the Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

The Portfolios are primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 40. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	39

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage WealthBuilder Portfolios. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Portfolio will meet its investment objective.

•	We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

•	Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

•	Underlying Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund’s investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Underlying Funds may invest a portion of their assets in U.S. Government agency securities, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government agency securities. Not all U.S. Government agency securities are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Underlying Funds or Portfolios themselves.

40	WealthBuilder Portfolios Prospectus

•	The WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced and WealthBuilder Growth Allocation Portfolios and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The market value of lower-rated debt securities and unrated securities of comparable quality in which the Underlying Funds of the WealthBuilder Conservative Allocation, WealthBuilder Moderate Balanced, WealthBuilder Growth Balanced and WealthBuilder Growth Allocation Portfolios may invest tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated “BBB” by S&P or “Baa” by Moody’s ratings, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings

WealthBuilder Portfolios Prospectus	41

Additional Strategies and General Investment Risks

potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—Investments in small companies are subject to additional risks, including the risk that such investments generally may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, resulting in increased price volatility.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

42	WealthBuilder Portfolios Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Portfolio is designed to meet different investment needs and objectives.

		WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO	WEALTHBUILDER MODERATE BALANCED PORTFOLIO	WEALTHBUILDER GROWTH BALANCED PORTFOLIO	WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO	WEALTHBUILDER EQUITY PORTFOLIO	WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered
developing or to have “emerging” stock markets. Generally,
these securities have the same type of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk					●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the
value determined by the Portfolio. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●	●	●	●

WealthBuilder Portfolios Prospectus	43

Additional Strategies and General Investment Risks

		WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO	WEALTHBUILDER MODERATE BALANCED PORTFOLIO	WEALTHBUILDER GROWTH BALANCED PORTFOLIO	WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO	WEALTHBUILDER EQUITY PORTFOLIO	WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers
and financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently,
one-third of total assets, including the value of the
collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●
Mortgage- and Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●

Options

The right or obligation to buy or sell a security based
on an agreed upon price at a specified time. Types of
options used may include: options on securities, options
on a stock index and options on stock index futures to
protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Portfolio in shares of other mutual funds, which will cause Portfolio shareholders to bear a pro rata
portion of the Underlying Fund’s expenses, in addition to the expenses paid by the Portfolio.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●	●	●

44	WealthBuilder Portfolios Prospectus

Organization and Management of the Portfolios

A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios’ activities and approves the selection of various companies hired to manage the Portfolios’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Portfolios’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Portfolios’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Portfolios’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for the day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Portfolios’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Portfolio investments

Ú

SHAREHOLDERS

WealthBuilder Portfolios Prospectus	45

Organization and Management of the Portfolios

The Investment Adviser

Funds Management serves as the investment adviser for each of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios’ adviser is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of each Portfolio is available in the Portfolios’ annual report for the fiscal year ended May 31, 2005. As of June 30, 2005, Funds Management provided advisory services for over $102 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the WealthBuilder Conservative Allocation, WealthBuilder Growth Allocation and WealthBuilder Moderate Allocation Portfolios. Under this structure, a Portfolio and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Portfolio: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Portfolio to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Portfolio’s sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Portfolios. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2005, Wells Capital Management managed over $161 billion in assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

Fees and Expenses from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds in which they invest. In addition, Funds Management, Wells Capital Management, their affiliates and the Portfolios’ distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

46	WealthBuilder Portfolios Prospectus

The Administrator

Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio’s operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Portfolios. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.25% of its average daily net assets. Each Portfolio may waive a portion of this fee in order to ensure that the Portfolio does not exceed regulatory limitations on service fees. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Portfolios.

WealthBuilder Portfolios Prospectus	47

Your Account

This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Portfolio shares is based on a Fund’s NAV. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of NAV after the order is placed.

•	The Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Portfolio each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Portfolio’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday,

48	WealthBuilder Portfolios Prospectus

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Portfolio, and $250 for a retirement account; or

•	$50 monthly minimum investment per Portfolio if you use the Automatic Investment Plan; and

•	$100 per Portfolio for all investments after your initial investment.

Institutions, through which an investor may purchase Portfolio shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage FundsSM account through any of the following means:

•	Directly with the Portfolio – Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Portfolio name into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Portfolios for distribution and shareholder servicing, the Adviser, the Portfolio’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Portfolios, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders.

In return for these payments, the Portfolios may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolios on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolios on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Portfolios and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

WealthBuilder Portfolios Prospectus	49

Your Account

Payments made by the Portfolios’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Portfolios’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Portfolio shares, may be paid for by the Adviser, the Portfolios’ distributor or its affiliates, subject to applicable NASD regulations.

50	WealthBuilder Portfolios Prospectus

Reductions and Waivers of Sales Charges

Please see the expenses listed for each Portfolio and the following sales charge schedule before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is available on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Sales Charge Schedule

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF NET AMOUNT INVESTED
Less than $250,000	1.50%	1.52%
$250,000 to $499,999	1.25%	1.27%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and up*	0.00%	0.00%
*	We will assess share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio’s approval. Certain exceptions apply (see “Reductions and Waivers of Sales Charges” and “Waivers for Certain Parties”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Reductions and Waivers of Sales Charges

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charge on Portfolio shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.

•	You pay no sales charges on Wells Fargo Advantage WealthBuilder Portfolio shares you purchase with the proceeds of a redemption from a Wells Fargo Advantage WealthBuilder Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.

•	You may reinvest into a Portfolio with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee, provided the distribution occurred within the 60 days prior to your reinvestment.

•	You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, or pension plans with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•

By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will

WealthBuilder Portfolios Prospectus	51

Your Account	Reductions and Waivers of Sales Charges

redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	529 college savings plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (ie. 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $500,000 in a Wells Fargo Advantage WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

52	WealthBuilder Portfolios Prospectus

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Waivers for Certain Parties

The following people can buy Portfolio shares at NAV.

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	The families of any of the above.

•	Current employees of:

•	the Portfolios’ transfer agent;

•	broker/dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Portfolio’s sub-adviser, but only for the Portfolio(s) in which such sub-adviser provides investment advisory services.

Contact your selling agent for further details.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supercede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for Portfolio shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets and not to exceed regulatory limitations on asset-backed sales charges. These fees are paid out of the Portfolios’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

WealthBuilder Portfolios Prospectus	53

Exchanges

Exchanges between the Wells Fargo Advantage WealthBuilder Portfolios involve two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You may exchange Portfolio shares for any of the Wells Fargo Advantage WealthBuilder Portfolios or for the Wells Fargo Advantage Money Market Fund Class A shares.

•	You should carefully read the prospectus for the Portfolio into which you wish to exchange.

•	Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Specifically, Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

54	WealthBuilder Portfolios Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Portfolios’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

WealthBuilder Portfolios Prospectus	55

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING PORTFOLIO SHARES

•	The initial investment minimum is $1,000 or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Portfolio designation, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund (“Money Market Fund”). We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Portfolio reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Portfolio’s determination, adversely impact the normal management or operations of the Portfolio.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Portfolio shares to any registration requirement within such jurisdiction or country.

56	WealthBuilder Portfolios Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Portfolio name into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name of the Portfolio. For example, “Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name of your Portfolio for at least $100. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have an existing account and want to buy into a new Portfolio, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

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Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To buy into a new Portfolio, visit our Web site at www.wellsfargo.com/advantagefunds to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Portfolio by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing instructions on page 56. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 56. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

58	WealthBuilder Portfolios Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Portfolio you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

WealthBuilder Portfolios Prospectus	59

Your Account How to Sell Shares

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Portfolio and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

60	WealthBuilder Portfolios Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Portfolio account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Portfolio of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Portfolios, except the WealthBuilder Conservative Allocation Portfolio and WealthBuilder Moderate Balanced Portfolio, make distributions of any net investment income annually. The Conservative Allocation Portfolio and Moderate Balanced Portfolio make distributions of any net investment income monthly and quarterly, respectively. Each Portfolio makes distributions of realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

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Additional Services and Other Information

Directed Distribution Purchase Option—Lets you buy shares of a different Portfolio. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolio and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio’s shareholders substantially all of a Portfolio’s net investment income and realized net capital gains, if any. Distributions from a Portfolio’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Portfolio’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio’s sales and exchanges. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Portfolio from its direct investment in certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Portfolio shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and realizes and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

62	WealthBuilder Portfolios Prospectus

Householding

To help keep Portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Portfolios’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Portfolios’ Statement of Additional Information.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

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Additional Services and Other Information

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Portfolio reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

64	WealthBuilder Portfolios Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Portfolios.

Galen G. Blomster, CFA

WealthBuilder Conservative Allocation Portfolio since 2004

WealthBuilder Moderate Balanced Portfolio since 2004

WealthBuilder Growth Balanced Portfolio and its predecessor since 1997

WealthBuilder Growth Allocation Portfolio since 2004

WealthBuilder Equity Portfolio and its predecessors since 1997

WealthBuilder Tactical Equity Portfolio and its predecessors since 1997

Mr. Blomster is associated with Wells Fargo Bank and joined Wells Capital Management in 1998 as a vice president and Director of Research and simultaneously held this position at Norwest Investment Management (“NIM”) until Wells Capital Management and NIM combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster is primarily responsible for the day-to-day management and asset allocation services and has been since the inception of the Portfolios. He also may perform portfolio management and other services for the Wells Fargo Advantage Funds. Wells Fargo Bank or its predecessors have employed him since 1977. Mr. Blomster earned his B.S. degree in Dairy/Food Science and Economics from the University of Minnesota; and his M.S. and Ph.D. degrees from Purdue University.

Jeffrey P. Mellas

WealthBuilder Conservative Allocation Portfolio since 2004

WealthBuilder Moderate Balanced Portfolio since 2004

WealthBuilder Growth Balanced Portfolio and its predecessor since 2003

WealthBuilder Growth Allocation Portfolio since 2004

WealthBuilder Equity Portfolio and its predecessor since 2003

WealthBuilder Tactical Equity Portfolio and its predecessor since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and portfolio manager. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management (“Alliance”) since 1995, as vice president and Global Portfolio Strategist responsible for managing fixed income assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

WealthBuilder Portfolios Prospectus	65

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or distributions. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Portfolios.

Capital Appreciation

An increase in the value of a security. Together with “Current Income” (see below), constitutes total return.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Portfolio to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios’ total assets. Non-diversified funds are not required to comply with such investment policies.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

66	WealthBuilder Portfolios Prospectus

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

WealthBuilder Portfolios Prospectus	67

Glossary

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Portfolio’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Portfolios’ distributors allowing the agent to sell a Portfolio’s shares.

Shareholder Servicing Agent

Anyone appointed by the Portfolio to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Agency Securities

A security issued by a U.S. government-sponsored agency or instrumentality. Such securities are not backed by the full faith and credit of the U.S. Government. However, some U.S. Government agency securities are supported by the right of the issuer to borrow from the U.S. Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency or instrumentality. Some prominent issuers of agency securities are Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Banks (FHLB) and Student Loan Marketing Association (SLMA or Sallie Mae).

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

68	WealthBuilder Portfolios Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT51718 10-05 105WBP/P810 (10/05) ICA Reg. No. 811-09253

33153.indd 3 d 1

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2005

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

WELLS FARGO ADVANTAGE HIGH INCOME FUND

WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND

WELLS FARGO ADVANTAGE INCOME PLUS FUND

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

WELLS FARGO ADVANTAGE STABLE INCOME FUND

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about sixteen funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Corporate Bond, Diversified Bond, Government Securities, High Income, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Short-Term Bond, Short-Term High Yield Bond, Stable Income, Strategic Income, Total Return Bond, Ultra-Short Duration Bond and Ultra Short-Term Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/or C	Z	Administrator	Advisor	Institutional	Investor

Corporate Bond Fund				•	•	•

Diversified Bond Fund			•

Government Securities Fund	•*		•	•	•	•

High Income Fund				•	•	•

High Yield Bond Fund	•

Income Plus Fund	•

Inflation-Protected Bond Fund	•		•

Intermediate Government Income Fund	•		•		•

Short Duration Government Bond Fund	•		•	•	•	•

Short-Term Bond Fund				•		•

Short-Term High Yield Bond Fund

Stable Income Fund	•		•

Strategic Income Fund	•

Total Return Bond Fund	•	•	•		•

Ultra-Short Duration Bond Fund	•	•

Ultra Short-Term Income Fund			•	•	•	•

*	Offers Class C shares only.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated October 1, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the fiscal period ended May 31, 2005 are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the consolidation of such Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the Reorganization was April 8, 2005.

The Funds described in this SAI, except the High Yield Bond and Inflation-Protected Bond Funds, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage Funds, or the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage Funds, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and Strong funds, as applicable, that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
Corporate Bond Fund	Strong Corporate Bond Fund
Diversified Bond Fund	Norwest Diversified Bond Fund
Government Securities Fund	Strong Government Securities Fund
High Income Fund	Strong High-Yield Bond Fund
High Yield Bond Fund	N/A
Income Plus Fund	Stagecoach Strategic Income Fund
Inflation-Protected Bond Fund	N/A
Intermediate Government Income Fund	Norwest Intermediate Government Income Fund
Short Duration Government Bond Fund	Montgomery Short Duration Government Bond Fund
Short-Term Bond Fund	Strong Short-Term Bond Fund
Short-Term High Yield Bond Fund	Strong Short-Term High Yield Bond Fund
Stable Income Fund	Norwest Stable Income Fund
Strategic Income Fund	Strong Advisor Strategic Income Fund
Total Return Bond Fund	Montgomery Total Return Bond Fund
Ultra-Short Duration Bond Fund	Strong Advisor Short Duration Bond Fund
Ultra-Short Term Income Fund	Strong Ultra Short-Term Income Fund

The Corporate Bond Fund commenced operations on April 11, 2005, as successor to the Strong Corporate Bond Fund. The predecessor Strong Corporate Bond Fund commenced operations on December 12, 1985.

The Diversified Bond Fund commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

The Government Securities Fund commenced operations on April 11, 2005, as successor to the Strong Government Securities Fund. The predecessor Strong Government Securities Fund commenced operations on October 29, 1986.

The High Income Fund commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.

The High Yield Bond Fund commenced operations on November 29, 2002.

The Income Plus Fund commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.

The Inflation-Protected Bond Fund commenced operations on February 28, 2003.

The Intermediate Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust (“WFIT”). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

The Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund) commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.

The Short-Term Bond Fund commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.

The Short-Term High Yield Bond Fund commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.

The Stable Income Fund commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

The Strategic Income Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund’s name was Strong Advisor Aggressive High-Yield Bond Fund.

The Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.

The Ultra-Short Duration Bond Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Advisor Short Duration Bond Fund commenced operations on March 31, 1994. Prior to November 30, 2000, the Fund’s name was Strong Short-Term Global Bond Fund.

The Ultra Short-Term Income Fund commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

Certain Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References.

Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.

In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Equity Derivatives. Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund’s portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

Certain Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by currency exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Certain Funds may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps and Swap Options (“swaptions”). The Funds may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High-Yield/Lower-Rated Debt Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high-yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high-yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high-yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

Certain Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Inflation-Protected Debt Securities

The Inflation-Protected Bond Fund invests primarily in, and certain other Funds invest in, inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

Each Fund’s yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by each Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund’s portfolio are linked and may be more or less than traditional debt securities.

The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security’s principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities’ inflationary measure.

For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Interest Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

Certain Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares: Certain Funds may invest in iShares Trust and iShares, Inc. (“iShares”), which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of stock of a publicly held company.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

Certain Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Unrated Investments

Certain Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero Coupon Bonds

Certain Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. See the Appendix regarding the ratings of Moody’s and S&P.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectuses entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively, the “Fund Complex” or the “Trusts”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; Chairman, since 2001.	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 53	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 36	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended May 31, 2005

Fund Name	Robert C. Brown*	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	J. Tucker Morse	Timothy J. Penny	Donald C. Willeke
Corporate Bond Fund	$126	$126	$151	$126	$126	$126	$126
Diversified Bond Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Government Securities Fund	$126	$126	$151	$126	$126	$126	$126
High Income Fund	$126	$126	$151	$126	$126	$126	$126
High Yield Bond Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Income Plus Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Inflation-Protected Bond Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Intermediate Government Income Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Short Duration Government Bond Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Short-Term Bond Fund	$126	$126	$151	$126	$126	$126	$126
Short-Term High Yield Bond Fund	$126	$126	$151	$126	$126	$126	$126
Stable Income Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Strategic Income Fund	$126	$126	$151	$126	$126	$126	$126
Total Return Bond Fund	$955	$1,001	$1,153	$1,001	$955	$1,001	$1,001
Ultra-Short Duration Bond Fund	$126	$126	$151	$126	$126	$126	$126
Ultra Short-Term Income Fund	$126	$126	$151	$126	$126	$126	$126

Total Amount In Fund Family	$101,083	$105,750	$122,000	$105,750	$101,083	$105,750	$105,750

*	Retired as of April 5, 2005.

Beneficial Equity Ownership Information As of the calendar year ended December 31, 2004, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds																Aggregate Dollar Range of Equity Securities of Fund Complex**
	Corporate Bond Fund	Diversified Bond Fund	Government Securities Fund	High Income Fund	High Yield Bond Fund	Income Plus Fund	Inflation- Protected Bond Fund	Intermediate Government Income Fund	Short Duration Government Bond Fund	Short- Term Bond Fund	Short- Term High Yield Bond Fund	Stable Income Fund	Strategic Income Fund	Total Return Bond Fund	Ultra- Short Duration Bond Fund	Ultra Short- Term Income Fund
		Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	0	B	0	0	0	0	B	0	0	D
Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
		Interested Trustee
J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D

*	These Funds commenced operations on April 11, 2005.
**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust (“Master Portfolio”) and have “dormant” advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee Prior to 8/1/04	Fee Effective 8/1/04
High Yield Bond Fund	0.60%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Income Plus Fund	0.60%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Intermediate Government Income Fund	0.50%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Short Duration Government Bond Fund	0.50%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Fund	Fee Effective 4/11/05
Corporate Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Government Securities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

High Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Short-Term Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Short-Term High Yield Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Strategic Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Ultra-Short Duration Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Ultra Short-Term Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total-Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Fund has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
Inflation-Protected Bond Fund***	0.00%	0.25%	0.50%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Stable Income Fund	0.00%	0.25%	0.50%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Total Return Bond Fund***	0.00%	0.25%	0.50%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
**	Represents the advisory fee payable to Funds Management as adviser to the Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.
***	Funds management received the advisory fees reflected in the table for the periods prior to August 1, 2004 and from August 1, 2004 to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a “dormant” advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

Gateway Blended Fund	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Diversified Bond Fund	0.25%	0.44%

*	Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate as of May 31, 2005.

Advisory Fees Paid. For the fiscal year ends shown in the table below, the following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:

Fund	05/31/045 Funds Management		05/31/04 Funds Management		05/31/03 Funds Management
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Diversified Bond	$62,788	$339,654	$240,610	$453,661	$217,903	$694,203
High Yield Bond[1]	$1,414,134	$275,466	$1,254,683	$238,175	$171,276	$67,112
Income Plus	$0	$404,830	$0	$477,048	$182,188	$266,202
Inflation-Protected Bond[2]	$93,907	$304,080	$0	220,529	$0	$14,347
Intermediate Government Income	$2,274,619	$505,134	$2,688,815	$932,889	$2,947,032	$874,299
Stable Income[3]	$0	$0	$0	$0	$0	$0

[1]	The High Yield Bond Fund commenced operations on November 29, 2002.
[2]	The Inflation-Protected Bond Fund commenced operations on February 28, 2003.
[3]	Amounts allocated from the Master Portfolios.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period of January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate
Short Duration Government Bond	0-500M >500M	0.50 0.40	% %

Total Return Bond	0-500M >500M	0.30 0.25	% %

Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	05/31/05 Funds Management		05/31/04 Funds Management		06/30/03 Funds Mgmt/WCM/MAM*		06/30/02 MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Short Duration Government Bond	$322,566	$1,766,087	$1,439,947	$1,076,065	$468,694	$2,336,788	$1,058,200	$0
Total Return Bond	$1,110,897	$1,297,449	$462,733	$630,134	$0	$271,820	$8,738	$0

*	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002, through January 16, 2003 in the amount of $361, 263 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while MAM waived $1,133,665 and $100,170 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds did not pay any advisory fees to WCM for the period of January 17, 2003, through June 8, 2003 but WCM waived $1,124,422 and $128,773 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds paid advisory fees to Funds Management for the period of June 9, 2003, through June 30, 2003 in the amount of $107,431 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while Funds Management waived $78,701 and $42, 877 for the Short Duration Government Bond and Total Return Funds, respectively.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate (as a percentage of net assets)
Corporate Bond Fund	0-4B	0.375%
High Income Fund	4-6B	0.35%
Short-Term Bond Fund	>6B	0.325%
Short-Term High Yield Bond Fund
Ultra-Short Duration Bond Fund
Government Securities Fund	0-4B 4-6B >6B	0.35 0.325 0.30	% % %

Ultra Short-Term Income Fund	0-4B 4-6B >6B	0.30 0.275 0.25	% % %

Strategic Income Fund	0-4B 4-6B >6B	0.50 0.475 0.45	% % %

Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	11/01/04 to 05/31/05				10/31/04		10/31/03		10/31/02
	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to WFFM	Fees Waived by WFFM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM
Corporate Bond Fund	$304,816	$29,412	$545,097	$185,611	$2,085,45	$79,601	$2,668,413	$0	$4,339,906	$0
Government Securities Fund	$759,401	$58,415	$1,592,260	$417,227	$5,652,831	$161,142	$8,850,823	$0	$7,231,321	$0
High Income Fund	$195,770	$13,984	$305,065	$208,140	$1,500,877	$41,161	$1,959,660	$0	$3,297,57	$0
Short-Term Bond Fund	$333,145	$32,145	$551,483	$342,733	$2,385,691	$89,044	$3,318,671	$0	$4,526,17	$0
Short-Term High Yield Bond Fund	$126,579	$12,213	$189,757	$141,703	$923,837	$32,945	$1,081,342	$0	$1,233,074	$0
Strategic Income Fund	$23,885	$1,688	$19,688	$40,955	$128,816	$3,971	$103,198	$0	$84,206	$0
Ultra-Short Duration Bond Fund	$31,205	$3,011	$24,822	$50,188	$240,525	$8,678	$321,487	$0	$259,814	$0
Ultra Short-Term Income Fund	$637,544	$78,797	$930,055	$731,712	$4,993,358	$225,760	$7,310,233	$0	$9,952,35	$0

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board and the Trust, and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the stand-alone Funds, Wells Capital Management is entitled to receive monthly fees at the annual rates as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund*	Sub-Adviser	Sub-Advisory Fees
Corporate Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Government Securities Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

High Income Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

High Yield Bond Fund	Wells Capital Management	0-50M 50-100M >100M	0.50 0.40 0.30	% % %

Income Plus Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Intermediate Government Income Fund	Wells Capital Management	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Short Duration Government Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Short-Term High Yield Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Short-Term Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Fund*	Sub-Adviser	Sub-Advisory Fees
Strategic Income Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Ultra-Short Duration Bond Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Ultra Short-Term Income Fund	Wells Capital Management	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

*	Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds. Prior to July 27, 2005, Wells Capital Management received 0.15% of net assets for assets between $0 and $400 million, 0.125% for assets between $400 and $800 million and 0.10% for assets greater than $800 million for providing investment sub-advisory services to each Fund.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund’s average daily net assets.

Fund*	Sub-Adviser	Sub-Advisory Fees
Corporate Bond Fund	Wells Capital Management	0-400M	0.20%
Government Securities Fund		400-800M	0.175%
High Income Fund		>800M	0.15%
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Strategic Income Fund
Ultra Short-Term Income Fund
Ultra-Short Duration Bond Fund

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Funds Management has engaged Galliard Capital Management, Inc. (“Galliard”), Peregrine Capital Management, Inc. (“Peregrine”) and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master Portfolios in which the gateway funds invest, as listed in the chart below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the gateway funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust’s and Master Trust’s Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund, except for the Inflation-Protected Bond Fund and the Total Return Bond Fund, has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the Master Portfolios in which the Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more Master Portfolios. In the event that a gateway Fund redeems its assets from a Master Portfolio and invests them directly using the Sub-adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the Master Portfolio for investing the portion of the gateway Fund’s assets formerly invested in the Master Portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the Master Portfolios in which each gateway fund invests, which are listed in the chart below.

Fund	Master Portfolio	Sub-Adviser	Sub-Advisory Fees
Diversified Bond	Inflation-Protected Bond Portfolio	Wells Capital Management	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

	Managed Fixed Income Portfolio*	Galliard	0-500M 500M-1.5B >1.5B	0.10 0.05 0.03	% % %

	Tactical Maturity Bond Portfolio	Peregrine	0-10M 10-25M 25-300M >300M	0.40 0.30 0.20 0.10	% % % %

	Total Return Bond Portfolio	Wells Capital Management	0.15% 0.125% 0.10%	0.15 0.125 0.10	% % %

Stable Income	Stable Income Portfolio*	Galliard	0-500M 500M-1.5B >1.5B	0.10 0.05 0.03	% % %

*	Assets of the Managed Fixed Income Portfolio and Stable Income Fund/Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of dates shown opposite the portfolio managers’ names in the table below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows:

Fund	Sub-Adviser	Portfolio Managers	Date
Corporate Bond Fund	Wells Capital Management	D. James Newton II, CFA, CPA Janet S. Rilling, CFA, CPA	5/31/2005 5/31/2005

Diversified Bond Fund	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA	5/31/2005 5/31/2005 5/31/2005

Government Securities Fund	Wells Capital Management	Michael J. Bray, CFA W. Frank Koster Jay N. Mueller, CFA	10/1/2005 5/31/2005 5/31/2005

Income Plus Fund	Wells Capital Management	W. Frank Koster Thomas M. Price, CFA	5/31/2005 5/31/2005

High Income Fund Short-Term High Yield Bond Fund Strategic Income Fund	Wells Capital Management	Thomas M. Price, CFA	5/31/2005

Fund	Sub-Adviser	Portfolio Managers	Date
High Yield Bond Fund	Wells Capital Management	Phillip Susser Roger Wittlin	5/31/2005

Inflation-Protected Bond Fund	Wells Capital Management	Michael J. Bray, CFA Jay N. Mueller, CFA	10/1/2005 5/31/2005

Intermediate Government Income Fund	Wells Capital Management	William C. Stevens	5/31/2005

Short Duration Government Bond Fund Total Return Bond Fund	Wells Capital Management	Marie A. Chandoha Thomas M. O’Connor, CFA William C. Stevens	5/31/2005 5/31/2005 5/31/2005

Short Term Bond Fund	Wells Capital Management	Jay N. Mueller, CFA Janet S. Rilling, CFA, CPA	5/31/2005 10/1/2005

Ultra—Short Term Income Fund Ultra-Short Duration Bond Fund	Wells Capital Management	Jay N. Mueller, CFA Thomas M. Price, CFA	5/31/2005 5/31/2005

Stable Income Fund	Galliard	Richard Merriam, CFA Ajay Mirza, CFA	5/31/2005

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers listed below, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.” Unless otherwise note, this information is as of May 31, 2005, the Funds’ fiscal year end.

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	4	$2.1M
Christian L. Chan, CFA	0	$0	0	$0	2	$80K
Andrew Owen, CFA	0	$0	0	$0	1	$60K
Galliard
Richard Merriam, CFA	5	$1.68B	0	$0	24	$1.1B
Ajay Mirza, CFA	5	$1.68B	4	$5.5B	7	$2.8B
Wells Capital Management
Michael J. Bray, CFA**	0	$0	0	$0	11	$405M
Marie A. Chandoha	3	$1.5B	9	$1.5B	36	$7B
W. Frank Koster	1	$145M	0	$0	17	$827M
Jay N. Mueller, CFA	0	$0	0	$0	2	$1.08M
D. James Newton II, CFA, CPA	0	$0	0	$0	0	$0
Thomas M. O’Connor, CFA	3	$1.5B	9	$1.5B	35	$7B
Thomas M. Price, CFA	0	$0	0	$0	6	$12M
Janet S. Rilling, CFA, CPA	0	$0	0	$0	6	$171M
William C. Stevens	3	$1.5B	9	$1.5B	41	$7B
Phillip Susser	1	$217M	1	$182M	16	$1.7B
Roger Wittlin	1	$217M	1	$182M	16	$1.7B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
**	Information as of September 19, 2005.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts:

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	0	$0
Christian L. Chan, CFA	0	$0	0	$0	0	$0
Andrew Owen, CFA	0	$0	0	$0	0	$0
Galliard
Richard Merriam, CFA	0	$0	0	$0	2	$95.1M
Ajay Mirza, CFA	0	$0	0	$0	0	$0
Wells Capital Management
Michael J. Bray, CFA	0	$0	0	$0	0	$0
Marie A. Chandoha	0	$0	0	$0	2	$1.8B
W. Frank Koster	0	$0	0	$0	0	$0
Jay N. Mueller, CFA	0	$0	0	$0	0	$0
D. James Newton II, CFA, CPA	0	$0	0	$0	0	$0
Thomas M. O’Connor, CFA	0	$0	0	$0	2	$1.8B
Thomas M. Price, CFA	0	$0	0	$0	0	$0
Janet S. Rilling, CFA, CPA	0	$0	0	$0	0	$0
William C. Stevens	0	$0	0	$0	2	$1.8B
Phillip Susser	0	$0	0	$0	4	$55M
Roger Wittlin	0	$0	0	$0	4	$55M

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Funds Management. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds. Because of the nature of their management, they have not experienced material conflicts of interests in managing multiple accounts.

Galliard. In the case of Galliard, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

Funds Management Compensation. Funds Management Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

Galliard Compensation. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm’s financial performance.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Managers	Benchmark

Marie A. Chandoha	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Bond Index

Michael J. Bray, CFA	Lehman Brothers U.S. Aggregate ex-Credit Bond Index Lehman Brothers U.S. TIPS Index

W. Frank Koster	Lehman Brothers U.S. Aggregate Excluding Credit Bond Index Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers Intermediate U.S. Government/Credit Bond Index

Jay N. Mueller, CFA	Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index Lehman Brothers U.S. Aggregate Excluding Credit Bond Index Lehman Brothers Short Term Government/Credit Bond Index

D. James Newton II, CFA, CPA	Lehman Brothers U.S. Credit Baa: 3% Issuer Capped Bond Index

Thomas M. O’Connor, CFA	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Bond Index

Thomas M. Price, CFA

Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index

Lehman Brothers Short-Term Government/Credit Bond Index

Lehman Brothers U.S. Aggregate Bond Index

Lehman Brothers High Yield Bond Index

Short Term High Yield Bond Index III

Janet S. Rilling, CFA, CPA	Lehman Brothers U.S. Credit Baa: 3% Issuer Capped Bond Index Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index Lehman Brothers U.S. Credit Bond Index

William C. Stevens	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Bond Index

Phillip Susser	Merrill Lynch U.S. High Yield Master II Index

Roger Wittlin	Merrill Lynch U.S. High Yield Master II Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. The following table shows for each Portfolio Manager the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = Not Applicable
0 = $0
A = $1 - $10,000
B = $10,001 - $50,000
C = $50,001 - $100,000
D = $100,001 - $500,000
E = $500,001 - $1,000,000
F = over $1,000,000

Portfolio Manager	Corporate Bond Fund	Diversified Bond Fund	Government Securities Fund	High Income Fund	High Yield Bond Fund	Income Plus Fund	Inflation- Protected Bond Fund	Intermediate Government Income Fund	Short Duration Government Bond Fund	Short- Term Bond Fund	Short- Term High Yield Bond Fund	Stable Income Fund	Strategic Income Fund	Total Return Bond Fund	Ultra- Short Duration Bond Fund	Ultra Short- Term Income Fund
Funds Management
Thomas C. Biwer, CFA	—	0	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Christian L. Chan, CFA	—	0	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Andrew Owen, CFA	—	0	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Galliard
Richard Merriam, CFA	—	—	—	—	—	—	—	—	—	—	—	0	—	—	—	—
Ajay Mirza, CFA	—	—	—	—	—	—	—	—	—	—	—	0	—	—	—	—
Wells Capital Management
Michael J. Bray, CFA	—	—	0	—	—	—	0	—	—	—	—	—	—	—	—	—
Marie A. Chandoha	—	—	—	—	—	—	—	—	B	—	—	—	—	D	—	—
W. Frank Koster	—	—	0	—	—	0	0	—	—	—	—	—	—	—	—	—
Jay N. Mueller, CFA		—	0	—	—	—	0	—	—	C	—	—	—	—	0	C
D. James Newton II, CFA, CPA	A	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thomas M. O’Connor, CFA	—	—	—	—	—	—	—	—	0	—	—	—	—	0	—	—
Thomas M. Price, CFA	—	—	—	B	—	0	—	—	—	0	B	—	B	—	0	B
Janet S. Rilling, CFA, CPA	D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
William C. Stevens	—	—	—	—	—	—	—	0	F	—	—	—	—	D	—	—
Phillip Susser	—	—	—	—	0	—	—	—	—	—	—	—	—	—	—	—
Roger Wittlin	—	—	—	—	0	—	—	—	—	—	—	—	—	—	—	—

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fund-Level Admin. Fee[1] (% of Average Daily Net Assets)			Class-Level Admin. Fee[4] (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C and Advisor Class	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.05 0.04 0.03	% % %	0.28%	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.33 0.32 0.31	% % %

Administrator Class[2]	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.05 0.04 0.03	% % %	0.10%	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.15 0.14 0.13	% % %

Institutional Class[3]	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.05 0.04 0.03	% % %	0.08%	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.13 0.12 0.11	% % %

Investor Class and Class Z	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.05 0.04 0.03	% % %	0.45%	$ 0-4.99 billion $ 5-9.99 billion >9.99 billion	0.50 0.49 0.48	% % %

[1]	Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
[2]	Prior to April 11, 2005, the class level fee was 0.20%.
[3]	Prior to April 11, 2005, the class level fee was 0.10%.
[4]	The contractual class-level administration fee is reduced by 0.05% for the Advisor Class and Investor Class shares of the High Income Fund and the Advisor Class and Institutional Class shares of the Short-Term High Yield Bond Fund.

Administrative Fees Paid. For the fiscal year ends shown in the table below, the following Funds paid the following administrative fees:

Fund	Year Ended 5/31/05 Funds Mgmt	Year Ended 5/31/04 Funds Mgmt	Year Ended 5/31/03 Funds Mgmt
Diversified Bond (Fund Level)	$80,488	$138,854	$696,129
Administrator Class	$302,956	$555,417	*

High Yield Bond (Fund Level)[1]	$151,283	$124,405	$30,985
Class A	$699,875	$567,934	*
Class B	$78,795	$63,977	*
Class C	$68,515	$64,756	*

Fund	Year Ended 5/31/05 Funds Mgmt	Year Ended 5/31/04 Funds Mgmt	Year Ended 5/31/03 Funds Mgmt
Income Plus (Fund Level)	$36,231	$39,754	$92,842
Class A	$106,784	$72,407	*
Class B	$76,855	$123,165	*
Class C	$19,253	$27,051	*

Inflation-Protected Bond (Fund Level)[2]	$43,557	$22,053	$0
Class A	$73,753	$33,242	*
Class B	$32,375	$22,004	*
Class C	$35,894	$24,534	*
Administrator Class	$65,749	$31,225	*

Intermediate Government Income (Fund Level)	$307,726	$362,170	$952,783
Class A	$453,606	$531,562	*
Class B	$108,143	$177,890	*
Class C	$46,644	$81,484	*
Administrator Class	$741,327	$883,727	*

Stable Income (Fund Level)	$313,360	$447,885	$0
Class A	$350,033	$531,555	*
Class B	$79,025	$118,921	*
Class C	$26,721	$24,908	*
Administrator Class	$878,036	$1,309,121	*

[1]	The High Yield Bond Fund commenced operations on November 29, 2002.
[2]	The Inflation-Protected Bond Fund commenced operations on February 28, 2003.
*	For the fiscal year ended May 31, 2005, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds, and was entitled to receive a fee for the Short Duration Government Bond Fund ranging from 0.04% to 0.07%, depending on the level of assets, and a fee for the Montgomery Total Return Bond Fund at the annual rate of 0.025% of the Fund’s average daily net assets up to $500 million and 0.19% of the Fund’s average daily net assets in excess of $500 million. Therefore, the table below show the administrative fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following administrative fees:

Fund	Year Ended 5/31/05 Funds Mgmt	Year Ended 5/31/04 Funds Mgmt	Period Ended 6/30/03 Funds Mgmt/ MAM**	Year Ended 6/30/02 MAM
Short Duration Government Bond (Fund Level)	$288,509	$251,601	$0	$183,626
Class A	$151,618	$139,364	$44,670	*
Class B	$34,712	$22,655	$3,588	*
Class C	$73,465	$95,827	$18,115	*
Administrator Class	$666,112	$822,230	$875,790	*
Institutional Class	$1	N/A	N/A	N/A

Total Return Bond (Fund Level)	$271,318	$109,287	$0	$75,793
Class A	$149,079	$71,166	$3,165	*
Class B	$29,951	$17,273	$3,010	*

Fund	Year Ended 5/31/05 Funds Mgmt	Year Ended 5/31/04 Funds Mgmt	Period Ended 6/30/03 Funds Mgmt/ MAM**	Year Ended 6/30/02 MAM
Class C	$18,265	$16,266	$4,212	*
Class Z	$18,437	N/A	N/A	N/A
Administrator Class	$607,043	$269,542	$235,171	*
Institutional Class	$108,606	N/A	$135,338	*

*	For the fiscal year ended May 31, 2005, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**	For the period ended June 30, 2003, the predecessor portfolios to the Funds paid administrative fees to MAM for the period of July 1, 2002 through June 8, 2003 in the amount of $18,613 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively. The Funds paid administrative fees to Funds Management for the period of June 9, 2003 through June 30, 2003 in the amount of $261,940 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from each predecessor portfolio at the annual rate shown below of the predecessor portfolio’s average daily net assets attributable to the classes of shares shown below:

All former Strong Funds (except for Ultra

Short-Term Income Fund)

Class	Fee
Class A, Class B, Class C, Advisor Class, Investor Class and Class Z Shares	0.28%
Administrator Class (formerly Class K) Shares	0.25%
Institutional Class Shares	0.02%

Ultra Short-Term Income Fund

Class	Fee
Administrator Class (formerly Class K) Shares	0.25%
Institutional Class Shares	0.02%
Advisor Class and Investor Class Shares	0.33%

Therefore, the table below shows the administrative fees paid by either the Funds noted above or their predecessor portfolios. Payments cover both SIS and Funds Management.

Fund	11/01/04 – 5/31/05 SIS	11/01/04 – 5/31/05 WFFM	Year Ended 10/31/04 SIS	Year Ended 10/31/03 SIS	Year Ended 10/31/02 SIS
Corporate Bond Fund
Fund Level	N/A	$30,639
Investor Class	$474,627	$218,409	$1,331,814	$1,743,132	$3,003,122
Advisor Class	$23,581	$6,872	$65,427	$77,955	$91,344
Institutional Class	$6,503	$8,231	$15,824	$11,702	$8,580

Government Securities Fund
Fund Level	N/A	$92,614

Fund	11/01/04 – 5/31/05 SIS	11/01/04 – 5/31/05 WFFM	Year Ended 10/31/04 SIS	Year Ended 10/31/03 SIS	Year Ended 10/31/02 SIS
Class C	$3,263	$882	$9,730	$3,7682	N/A
Investor Class	$1,458,540	$731,825	$4,122,989	$6,408,043	$5,356,723
Advisor Class	$89,705	$27,059	$253,270	$365,287	$143,983
Institutional Class	$7,704	$10,093	$18,942	$21,684	$17,570

High Income Fund
Fund Level	N/A	$18,983
Investor Class	$352,335	$139,820	$967,026	$1,288,716	$2,248,842
Advisor Class	$27,162	$5,942	$69,932	$60,808	$43,821
Institutional Class	$314	$343	$8,343	$7,672	$10,375

Short-Term Bond Fund
Fund Level	N/A	$39,878
Investor Class	$601,461	$321,377	$1,653,728	$2,274,652	$3,199,236
Advisor Class	$11,511	$3,243	$32,436	$31,719	$27,098
Institutional Class	$4,482	$5,744	$11,792	$12,255	$11,128

Short-Term High Yield Bond Fund
Fund Level	N/A	$12,047
Investor Class	$189,165	$73,576	$539,912	$674,931	$854,051
Advisor Class	$63,011	$13,110	$175,979	$132,471	$61,606

Strategic Income Fund
Fund Level	N/A	$1,931
Class A	$17,477	$5,204	$18,853	$6,734	$6,809
Class B	$13,138	$4,063	$26,101	$17,832	$10,718
Class C	$5,771	$1,456	$14,981	$16,134	$12,317

Ultra-Short Duration Bond Fund
Fund Level	N/A	$3,030
Class A	$21,238	$5,948	$62,185	$78,312	$40,251
Class B	$11,917	$3,427	$32,773	$39,805	$17,605
Class C	$10,249	$2,483	$36,509	$36,963	$14,832
Class Z	$17,792	$8,209	$55,091	$84,229	$118,446

Ultra Short-Term Income Fund
Fund Level	N/A	$79,824
Investor Class	$1,694,814	$644,374	$5,047,001	$6,859,784	$8,752,193
Advisor Class	$109,682	$24,057	$343,963	$417,021	$316,856
Institutional Class	$4,939	$6,280	$21,216	$46,330	$114,177

[1]	First offered on December 26, 2002.
[2]	For the ten-month fiscal period ended October 31, 2003.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (the “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens and the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

For the period April 11, 2005 through May 31, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

DISTRIBUTION FEES

Fund/Class	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Compensation to Broker/Dlrs	Other*
Government Securities Fund
Class C	$2,998	$0	$0	$1,072	$1,926	$0

High Yield Bond Fund
Class B	$28,313	$0	$0	$0	$0	$28,313
Class C	$22,516	$0	$0	$5,438	$17,078	$0

Income Plus Fund
Class B	$21,730	$0	$0	$0	$0	$21,730
Class C	$6,663	$0	$0	$1,546	$5,118	$0

Inflation-Protected Bond Fund
Class B	$12,713	$0	$0	$0	$0	$12,713
Class C	$14,519	$0	$0	$5,876	$8,643	$0

Intermediate Government Income Fund
Class B	$32,565	$0	$0	$0	$0	$32,565
Class C	$14,025	$0	$0	$1,103	$12,922	$0

Short Duration Government Bond Fund
Class B	$29,169	$0	$0	$0	$0	$29,169
Class C	$21,705	$0	$0	$2,785	$18,290	$0

Stable Income Fund
Class B	$22,812	$0	$0	$0	$0	$22,812
Class C	$7,765	$0	$0	$1,599	$6,167	$0

Strategic Income Fund
Class B	$13,832	$0	$0	$0	$0	$13,832
Class C	$5,303	$0	$0	$1,214	$4,089	$0

Total Return Bond Fund
Class B	$29,584	$0	$0	$0	$0	$29,584
Class C	$10,445	$0	$0	$4,043	$6,402	$0

Ultra-Short Duration Bond Fund
Class B	$11,649	$0	$0	$0	$0	$11,649
Class C	$8,489	$0	$0	$2,091	$6,397	$0

*	The Distributor has, and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

For the period June 1, 2004 through April 10, 2005, the Funds paid Stephens the following fees for distribution-related services:

Fund/Class	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Compensation to Broker/Dlrs	Other*
High Yield Bond Fund
Class B	$182,747	$0	$0	$0	$0	$182,747
Class C	$161,006	$0	$0	$66,201	$94,805	$0

Income Plus Fund
Class B	$184,165	$0	$0	$0	$0	$184,165
Class C	$44,925	$0	$0	$13,842	$31,082	$0

Inflation-Protected Bond Fund
Class B	$74,004	$0	$0	$0	$0	$74,004
Class C	$81,625	$0	$0	$43,721	$37,904	$0

Intermediate Government Income Fund
Class B	$257,154	$0	$0	$0	$0	$257,154
Class C	$110,944	$0	$0	$16,393	$94,551	$0

Short Duration Government Bond Fund
Class B	$208,209	$0	$0	$0	$0	$208,290
Class C	$175,089	$0	$0	$67,081	$108,008	$0

Stable Income Fund
Class B	$188,863	$0	$0	$0	$0	$188,863
Class C	$63,809	$0	$0	$31,259	$32,551	$0

Total Return Bond Fund
Class B	$133,339	$0	$0	$0	$0	$133,339
Class C	$39,617	$0	$0	$18,101	$21,515	$0

*	The Distributor has, and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust.

Prior to the reorganization, Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolios of these Funds. Class A, Investor Class and Advisor Class shares of the predecessor portfolios paid up to 0.25% per year of the Class’ average daily net assets to SII or others. Class B and Class C shares paid SII up to 1.00% per year of the class’ average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees could also be used to pay SII for advancing commissions to securities dealers for the initial sale of Class B and Class C shares.

The table below shows the distribution fees paid by the predecessor portfolios of the above-mentioned Funds to SII for the period from June 1, 2004 through April 10, 2005.

Fund/Class	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Compensation to Broker/Dlrs	Other*
Corporate Bond
Advisor Class	$42,816	$0	$0	$31,997	$10,839	$0
Investor Class	$1,493	$0	$0	$1,493	$0	$0

Government Securities
Advisor Class	$162,256	$0	$0	$119,468	$42,788	$0
Class C	$26,383	$0	$0	$11,277	$5,105	$0

High Income
Investor Class	$47,857	$0	$0	$45,910	$1,946	$0

Short-Term Bond
Advisor Class	$21,146	$0	$0	$18,636	$2,510	$0
Investor Class	$115,402	$0	$0	$115,402	$0	$0

Short-Term High Yield Bond
Advisor Class	$114,970	$0	$0	$97,074	$17,897	$0

Strategic Income
Class A	$28,604	$0	$0	$21,814	$6,789	$0
Class B	$86,669	$0	$0	$0		$86,669
Class C	$41,432	$0	$0	$3,561	$37,871	$0

Ultra-Short Duration Bond
Class A	$39,444	$0	$0	$25,296	$14,148	$0
Class B	$87,429	$0	$0	$0		$87,429
Class C	$83,584	$0	$0	$25,573	$58,010	$0

Ultra Short-Term Income
Advisor Class	$177,564	$0	$0	$158,048	$19,516	$0

*	The Distributor has, and Strong previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except the Diversified Bond, Inflation-Protected Bond,

Stable Income and Total Return Bond Funds. The Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level. State Street Bank and Trust Company (“State Street”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as interim custodian for the Short-Term Bond Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Short-Term Bond Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
0-85B	0.0051%
>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses.

State Street served as interim fund accountant for the Short-Term Bond Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street received an annual fee at the rate of 0.30% of the Fund’s daily net assets, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Diversified Bond, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds on a continuous basis. Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds.

For the period June 1, 2004 through April 10, 2005 and the fiscal years ended 2004 and 2003, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens were as follows:

June 1, 2004 – April 10, 2005		Year Ended 05/31/04		Year Ended 05/31/03*
Paid	Retained	Paid	Retained	Paid	Retained
$86,992	$86,992	$1,376,762	$66,123	$841,466	$89,747

*	Includes commissions paid by the Short Duration Government Bond and Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.

For the period April 11, 2005 through May 31, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor were as follows:

April 11, 2005 – May 31, 2005
Paid	Retained
$ 14,499	$14,499

For the period June 1, 2004 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the SII were as follows:

April 11, 2005 – May 31, 2005
Paid	Retained
$ 8,065	$8,065

Prior to June 9, 2003, Funds Distributor, Inc. served as the principal underwriter for the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund. These predecessor portfolios did not pay any underwriting commissions for the period from July 1, 2002 through June 9, 2003, and for the fiscal year ended May 31, 2003.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics, which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Stable Income, Short Duration Government Bond, and the Ultra-Short Duration Bond Funds, is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra- Short Duration Bond Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 to $99,999	1.50%	1.52%	1.25%
$100,000 to $249,999	1.00%	1.01%	0.85%
$250,000 to $499,999	0.75%	0.76%	0.70%
$500,000 to $999,999	0.50%	0.50%	0.50%
$1,000,000 and over1	0.00%	0.00%	0.50%

[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 to $99,999	2.50%	2.56%	2.00%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Additional Investors Eligible to Purchase Administrator Class Shares of the Diversified Bond Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Diversified Bond Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Diversified Bond Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Advisers will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Advisers’ trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser under the advisory contracts, and the expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.

The table below shows the Income Funds portfolio turnover rate for the last two fiscal periods:

Fund	May 31, 2005	May 31, 2004	June 30, 2003	October 31, 2004[8]	October 31, 2003[8]
Corporate Bond Fund	85%[7]	—	—	133%	205%
Diversified Bond Fund [1]	56%	115%	—	—	—
Government Securities Fund	139%[7]	—	—	390%	531%
High Income Fund	52%[7]	—	—	133%	172%
High Yield Bond Fund	81%	39%	—	—	—
Income Plus Fund[2]	132%	185%	—	—	—
Inflation Protected Bond Fund[3]	425%	155%	—	—	—
Intermediate Government Income Fund[4]	277%	178%	—	—	—
Short Duration Government Bond Fund	272%	615%[9]	331%[10]	—	—
Short-Term Bond Fund	14%[7]	—	—	37%	97%
Short-Term High Yield Bond Fund	31%[7]	—	—	71%	117%
Stable Income Fund	43%	92%	—	—	—
Strategic Income Fund[5]	76%[7]	—	—	141%	155%
Total Return Bond Fund[6]	767%	918%[9]	544%[10]	—	—
Ultra-Short Duration Bond Fund	9%[7]	—	—	28%	90%
Ultra Short-Term Income Fund	17%[7]	—	—	26%	94%

[1]	There were no significant changes in the Fund’s portfolio construction during the period. The majority of the Fund’s purchases were centered on compelling relative-value opportunities, mostly in the mortgage sector, and very selective high-yield opportunities. The portfolio turnover rate declined from the fiscal year 2004 because of a significant reduction of turnover in the Tactical Maturity segment of the portfolio as a result of lower yield volatility in the fixed-income markets in the fiscal year 2005.
[2]	A more defensive approach was taken in early 2005, where the Fund selectively added positions that continued to offer good relative value.
[3]	Most non- treasury inflation protected securities (TIPS) issues, such as commercial mortgage-backed securities (CMBS) were sold from the Fund’s portfolio because we believed that inflation would increase throughout the year and that the CMBS sector would continue to underperform relative to the TIPS sector.
[4]	The Fund reduced its mortgage holdings overall during the period and continued to invest in mortgage securities in an effort to outperform the benchmark.
[5]	The Fund reduced its exposure to the holdings that were sensitive to a trend toward slower economic growth.
[6]	The Fund’s portfolio turnover was higher than average during the year as we found opportunities to add performance versus our benchmark through our relative value approach.
[7]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
[8]	Prior to 2005, the Fund’s fiscal year end was October 31. Information is shown for the periods from November 1, 2003 to October 31, 2004 and November 1, 2002 to October 31, 2003.
[9]	In 2003, the Fund changed its fiscal year end from June 30 to May 31. For the Information is shown for an 11-month period, from July 1, 2003 to May 31, 2004.
[10]	Prior to 2003, the Fund’s fiscal year end was June 30. Information is shown for the period from July 1, 2002 to June 30, 2003.

Brokerage Commissions. For the last three fiscal years, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

	Total Brokerage Commissions Paid
Fund	Year Ended 05/31/2005	Year Ended 05/31/2004	Year Ended 05/31/2003
Diversified Bond Fund	$0	$0	$3,680
High Yield Bond Fund	$4,564	$0	$0
Income Plus Fund	$0	$0	$13,633
Inflation-Protected Bond Fund	$0	$0	$0
Intermediate Government Income Fund	$0	$0	$0
Stable Income Fund	$0	$0	$19,765

	Total Brokerage Commissions Paid [1]
Fund	Year Ended 5/31/05	Year Ended 5/31/04[2]	Year Ended 6/30/03	Year Ended 6/30/02
Short Duration Government Bond Fund	$0	$0	$0	$0
Total Return Bond Fund	$7	$0	$0	$0

[1]	No commissions were paid to affiliated brokers.
[2]	In 2003, the Fund changed its fiscal year end from June 30 to May 31. For the Information is shown for an 11-month period, from July 1, 2003 to May 31, 2004.

Former Strong Funds. For the fiscal year ends listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

	Total Brokerage Commissions Paid
Fund	Year Ended 5/31/05	Year Ended 10/31/04	Year Ended 10/31/03	Year Ended 10/31/02
Corporate Bond[1]	$10,999	$61,261	$77,203	$158,678
Government Securities[2]	$23,751	$145,935	$463,957	$532,016
High Income Fund	$10,130	$10,353	$2,438	$8,871
Short-Term Bond[3]	$0	$15,416	$18,117	$70,859
Short-Term High Yield Bond	$3,430	$0	$0	$3,180
Strategic Income[4]	$8,700	$4,556	$1,182	$5,344
Ultra-Short Duration Bond[5]	$302	$1,778	$1,724	$3,763
Ultra Short-Term Income	$66,225	$52,349	$32,337	$41,755

[1]	Brokerage commissions decreased in 2004 due to longer holding periods of the securities. Commissions paid relate primarily to futures activity. Futures are used to hedge exposure in the fund. When turnover is reduced, hedging activities are reduced resulting in lower commissions.
[2]	Commissions paid relate primarily to futures activity that were used for hedging purposes. Change in fund’s management team resulting in a change in hedging strategy.
[3]	Reductions in commissions are due to reduced trading activity and portfolio management changes.
[4]	Changes in commissions are due to implementation of hedging strategy using futures.
[5]	Changes in commissions are due to reduced trading activity and portfolio management changes.

Directed Brokerage Transactions. For the fiscal years ended October 31, 2004 for the former Strong Funds and May 31, 2005 for all other Funds, the Funds did not direct brokerage transactions to a broker for research-related services.

Securities of Regular Broker-Dealers. As of May 31, 2005, the following Funds held securities of their regular broker-dealers, as shown below:

Fund	Broker/Dealer	Share Value
Corporate Bond Fund	JP Morgan Securities	$3,366,371
	HSBC Securities	$1,662,939
	Bank of America	$18,000,000
	Deutsch Bank Alex Brown	$28,000,000

Diversified Bond Fund	N/A	—

Government Securities Fund	Citigroup	$4,808,875
	Bank of America	$25,922,871
	JP Morgan Securities	$12,139,200
	Bear Stearns	$17,249,519
	Credit Suisse First Boston Corporation	$17,599,982
	Deutsch Bank Alex Brown	$63,999,936
	UBS Securities	$2,907,645

High Income Fund	N/A	—

High Yield Bond Fund	Credit Suisse First Boston	$1,000,000
	Deutsch Bank Alex Brown	$25,000,000
	Morgan Stanley & Company	$4,979,000
	Goldman Sachs & Company	$6,011,000

Income Plus Fund	Bank of America	$676,627
	Citigroup	$1,401,670
	Goldman Sachs & Company	$624,698
	JP Morgan Securities	$1,031,621
	Merrill Lynch	$336,133
	Morgan Stanley & Company	$874,251
	HSBC Securities	$151,234
	Credit Suisse First Boston	$739,261

Inflation-Protected Bond Fund	N/A	—

Intermediate Government Income Fund	Credit Suisse First Boston	$4,999,995
	Lehman Brothers	$3,182,064
	Deutsch Bank Alex Brown	$1,901,435
	Bear Stearns	$999,999
	Morgan Stanley & Company	$12,044,014

Short Duration Government Bond Fund	Bear Stearns	$8,000,000
	Credit Suisse First Boston	$10,000
	Deutsch Bank Alex Brown	$334,844
	Lehman Brothers	$4,561,365

Fund	Broker/Dealer	Share Value
	Morgan Stanley & Company	$10,449,004

Short-Term Bond Fund	Bear Stearns	$351,542
	Bank of America	$10,397,029
	Citigroup	$3,213,121
	Credit Suisse First Boston Corporation	$2,318,741
	JP Morgan Securities	$12,609,147
	Morgan Stanley & Company	$1,941,129
	HSBC Securities	$2,583,690
	Deutsch Bank Alex Brown	$26,999,973

Short-Term High Yield Bond Fund	N/A	—

Stable Income Fund	N/A	—

Strategic Income Fund	N/A	—

Total Return Bond Fund	Bank of America	$4,410,540
	Citigroup	$13,418,668
	JP Morgan Securities	$6,887,406
	Merrill Lynch	$6,409,306
	Morgan Stanley & Company	$25,979,818
	Lehman Brothers	$12,659,250
	Goldman Sachs & Company	$2,738,997
	Bear Stearns	$12,999,987
	Credit Suisse First Boston	$9,999,990
	Deutsch Bank Alex Brown	$1,589,512

Ultra-Short Duration Bond Fund	Bear Stearns	$147,560
	Bank of America	$695,235

Ultra Short-Term Income Fund	Morgan Stanley & Company	$20,393,012
	Bank of America	$7,783,363
	Bear Stearns	$246,377
	Credit Suisse First Boston Corporation	$25,178,310
	JP Morgan Securities	$23,616,839
	HSBC Securities	$6,485,062
	Citigroup	$737,356
	Deutsch Bank Alex Brown	$42,350,207
	Lehman Brothers Inc.	$2,001,598

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing a prospectus (except the expense of printing and mailing a prospectus used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deem equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of May 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Corporate Bond Fund	2010	$138,935,007

High Income Fund	2007	$5,327,825
	2008	$9,294,748
	2009	$78,272,914
	2010	$279,017,279
	2011	$28,016,734

Income Plus Fund	2008	$1,519,396
	2009	$3,794,875
	2010	$1,439,682
	2011	$484,626
	2013	$210,712

Intermediate Government Income Fund	2006	$44,683
	2007	$8,798,825
	2008	$17,842,488
	2012	$8,757,525
	2013	$4,919,342

Short Duration Government Bond Fund	2006	$2,716,954
	2007	$1,422,016
	2008	$471,758
	2012	$1,147,920
	2013	$3,043,490

Fund	Year Expires	Capital Loss Carryforwards
Short-Term Bond Fund	2007	$17,351,674
	2009	$109,813,638
	2010	$2,145,251
	2011	$263,758
	2013	$417,016

Short-Term High Yield Bond Fund	2008	$1,077,364
	2009	$5,798,551
	2010	$65,207,342

Stable Income Fund	2006	$95,212
	2007	$106,433
	2008	$185,398
	2009	$88,159
	2011	$623,902
	2012	$688,353
	2013	$327,691

Total Return Bond Fund	2006	$6,002,613
	2007	$12,367,877
	2008	$1,017,826
	2012	$1,476,555
	2013	$1,289,153

Ultra-Short Duration Bond Fund	2006	$3,548,671
	2008	$240,514
	2010	$3,205,247
	2011	$1,042,242
	2012	$203,609

Ultra Short-Term Income Fund	2007	$4,182,586
	2008	$17,640,972
	2009	$17,899,192
	2010	$171,970,363
	2011	$21,629,987
	2012	$11,899,310

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to include in its annual taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund intends to revoke its election to amortize bond premium currently for federal income tax purposes (pending IRS ratification as a change not requiring permission). As a result, investment company taxable income and required distributions will likely increase in future tax years and any loss on retirement or sale of bonds purchased at a premium will result in capital loss. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold. It is expected that the Inflation-Protected Bond Fund will have such OID income.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate. Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year, although the Funds provide no assurance they will make any such designations. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1,

2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. For purposes of these procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Wells Fargo Master Trust and Wells Fargo Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

1.	Complete Holdings. The complete portfolio holdings for each Fund shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

2.	Top Ten Holdings. Top ten holdings information for each Fund shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

3.	Fund of Funds Structure. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel that assist in the review and/or processing of Fund portfolio transactions employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. S&P and Moody’s receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are sixteen of the Funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s Funds also are authorized to issue other classes of shares, which are sold either to institutional or direct-to-fund investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of September 2, 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a Class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF SEPTEMBER 2, 2005

Fund	Name and Address	Type of Ownership	Percentage of Class
Corporate Bond Fund*

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	76.92%

	ORCHARD TRUST COMPANY LLC CUST FBO EMPLOYEE BENEFIT CLIENTS C/O GREAT-WEST LIFE 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	Record	6.50%

Institutional Class	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 75% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	22.55%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 50% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	20.29%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 35% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	13.86%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 90% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	13.39%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 60% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	12.13%

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 20% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	9.22%

	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ATTN MUTUAL FUNDS DEPT 5TH FL ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	Record	6.68%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	20.91%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	5.94%

Diversified Bond Fund

Administrator Class	WELLS FARGO BANK NA DIVERSIFIED BOND FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	60.97%

	WELLS FARGO BANK NA DIVERSIFIED BOND FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	29.22%

	WELLS FARGO BANK NA DIVERSIFIED BOND FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.08%

Government Securities Fund*

Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	Record	44.39%

Fund	Name and Address	Type of Ownership	Percentage of Class
	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	8.18%

Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	97.39%

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	67.07%

	INVESTORS BANK & TRUST CO TR FOR VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	Record	13.65%

Institutional Class	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST BALANCED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	23.71%

	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 50% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	14.90%

	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 35% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	10.18%

	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 60% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.89%

	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 75% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.26%

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGOBANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 20% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.78%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	25.93%

	NFS LLC FEBO (FIIOC) AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPA-IC FUNDS 100 MAGELLAN WAY, # KW1C COVINGTON KY 41015-1999	Record	7.11%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	6.99%

	WELLS FARGO BANK NA FBO RPS STRONG GOVERNMENT SECURITIES P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.96%

High Income Fund*

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	93.77%

Institutional Class	MCALLEN FIREMEN’S PENSION & RELIEF FUND PO BOX 220 MCALLEN TX 78505-0220	Record	92.07%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	22.35%

Fund	Name and Address	Type of Ownership	Percentage of Class
High Yield Bond Fund

Class A	WELLS FARGO BANK NA WF SUTTER HIGH YIELD CB PENS PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	48.34%

	WELLS FARGO & COMPANY 417 MONTGOMERY STREET MAC# A0108-050 ATTN JOHANNA LI SAN FRANCISCO CA 94104-1129	Record	12.93%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.80%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	20.41%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	8.49%

Income Plus Fund

Class A	WELLS FARGO BANK NA AFCTS-CALIFORNIA PRENEED FUNERAL PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.94%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.49%%

	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.15%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	9.25%

Fund	Name and Address	Type of Ownership	Percentage of Class
Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.74%

Inflation-Protected Bond Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	50.00%

	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	8.71%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	19.76%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	15.54%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	5.17%

Administrator Class	WELLS FARGO BANK NA DIVERSIFIED EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	82.93%

	WELLS FARGO BANK NA, FBO DIVERSIFIED EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	10.74%

	WELLS FARGO BANK NA DIVERSIFIED EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.09%

Fund	Name and Address	Type of Ownership	Percentage of Class
Intermediate Government Income Fund

Class A	PFPC BROKERAGE SERVICES FBO WELLS FARGO ATTN MITCH BLOOMFIELD 420 MONTGOMERY ST 5TH FL MAC A0101-057 SAN FRANCISCO CA 94104-1207	Record	6.17%

	WELLS FARGO BANK NA AFCTS-OR PRENEED AND RESERVE-FIXED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.28%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	7.07%

Class C	NONE	N/A	NONE

Administrator Class	WELLS FARGO BANK NA INTERM US GOVT FUND I C/O MUTUAL FUND PROCESSING PO BOX 1450 NW 8477 MINNEAPOLIS MN 55485-1450	Record	54.46%

	WELLS FARGO BANK NA INTERM US GOVT FUND I C/O MUTUAL FUND PROCESSING PO BOX 1450 NW 8477 MINNEAPOLIS MN 55485-1450	Record	21.73%

	WELLS FARGO BANK NA, FBO INTERM US GOVT FUND I C/O MUTUAL FUND PROCESSING PO BOX 1450 NW 8477 MINNEAPOLIS MN 55485-1450	Record	10.55%

	WELLS FARGO BANK NA INTERMEDIATE US GOVT FUND ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	11.94%

Short Duration Government Bond Fund

Class A	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	8.20%

Fund	Name and Address	Type of Ownership	Percentage of Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	7.02%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	9.60%

Class B	NONE	N/A	NONE

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.33%

Administrator Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	27.82%

	WELLS FARGO BANK NA, FBO FBO OMNIBUS ACCOUNT(REINV/REINV) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	18.86%

	PRUDENTIAL INVESTMENT MGMT SERV FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVE S ISELIN NJ 08830-2710	Record	5.92%

	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT (CASH/CASH) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	14.00%

Institutional Class	WELLS FARGO BANK NA FBO WEALTHBUILDER CONSERVATIVE ALLOCATION PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	52.74%

	WELLS FARGO BANK NA FBO WEALTHBUILDER MODERATE BALANCED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	47.18%

Fund	Name and Address	Type of Ownership	Percentage of Class
Short-Term Bond Fund*

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	90.73%

Institutional Class	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 50% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	12.42%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 35% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	11.33%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 20% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	11.31%

	WELLS FARGO BANK NA FBO LIFE STAGE MODERATE PORTFOLIO PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.19%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST BALANCED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.90%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM TS 60% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.41%

	MUHLENBERG COLLEGE 2400 W CHEW ST ALLENTOWN PA 18104-5586	Record	6.39%

	WELLS FARGO BANK NA FBO LIFE STAGE CONSERVATIVE PORTFOLIO PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.56%

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST BOND PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.12%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	14.37%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	11.02%

Short-Term High Yield Bond Fund*

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	93.90%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	26.52%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 525 MARKET ST # A0103-122 SAN FRANCISCO CA 94105-2708	Record	21.99%

Stable Income

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	19.98%

	ASC TRUST CORPORATION ASC GOVT TRUST DATED 3/15/2004 120 FR PUENAS AVE STE 110 HAGATNA GU 96910	Record	6.29%

Fund	Name and Address	Type of Ownership	Percentage of Class
Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	8.09%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.09%

Administrator Class	WELLS FARGO BANK NA, FBO STABLE INCOME FUND I C/O MUTUAL FUNDS PO BOX 1533 MINNEAPOLIS MN 55485-0001	Record	50.28%

	WELLS FARGO BANK NA STABLE INCOME FUND I C/O MUTUAL FUND PROCESSING PO BOX 1450 NW 8477 MINNEAPOLIS MN 55485-1450	Record	33.81%

Strategic Income Fund*

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	73.29%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	18.09%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	83.20%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	76.58%

Fund	Name and Address	Type of Ownership	Percentage of Class
Total Return Bond Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	28.20%

	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Record	12.88%

	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.73%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	32.22%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	28.05%

	MERRILL LYNCH PIERCH FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST FL 2 JACKSONVILLE FL 32246-6484	Record	5.92%

Class Z	NONE	N/A	NONE

Administrator Class	WELLS FARGO BANK NA OMNIBUS ACCOUNT(REINV/REINV) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	70.43%

	WELLS FARGO BANK NA OMNIBUS ACCOUNT(CASH/CASH) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	18.28%

Institutional Class	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST MODERATE PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	16.63%

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO TYRONE CCP TRUST AGREEMENT PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	9.45%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST AGGRESSIVE PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.94%

	JUVENILE DIABETES RESEARCH FOUNDATION INTL 120 WALL ST FL 19 NEW YORK NY 10005-4000	Record	8.11%

	METHUEN CONTRIBUTORY RETIREMENT SYSTEM 41 PLEASANT ST STE 303 METHUEN MA 01844-3179	Record	8.09%

	WELLS FARGO BANK NA FBO WISCONSIN COLLEGE SAVINGS PROGRAM EDVEST BALANCED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.18%

	CITISTREET AS CUSTODIAN ATTN DAVID NELSON 105 ROSEMONT AVE WESTWOOD MA 02090-2318	Record	5.30%

Ultra-Short Duration Bond Fund *

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	57.34%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	18.38%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	78.85%

Fund	Name and Address	Type of Ownership	Percentage of Class
Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	41.05%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	11.96%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	29.34%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	16.32%

Ultra Short-Term Income Fund*

Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	97.39%

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	88.54%

Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	13.83%

	WELLS FARGO BANK NA FBO WISCONSIN SAVINGS PROGRAM TS 50% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	12.30%

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO WILLIS DEF COMP-WF ADV ULTRA PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	10.75%

	NATIONAL INVESTOR SERVICES FBO 55 WATER STREET,32ND FLOOR NEW YORK 55 WATER ST FL 32 NEW YORK NY 10041-3299	Record	9.12%

	WELLS FARGO BANK NA FBO WISCONSIN SAVINGS PROGRAM EDVEST BALANCED PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.83%

	WELLS FARGO BANK NA FBO WISCONSIN SAVINGS PROGRAM TS 35% PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.61%

	WELLS FARGO BANK NA FBO LIFESTAGES MODERATE PORTFOLIO PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.40%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	15.29%

*	These Funds commenced operations on April 11, 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the fiscal year ended May 31, 2005 are hereby incorporated by reference to the Funds’ Annual Report.

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-1

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

A-2

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2005

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIOSM

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIOSM

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIOSM

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIOSM

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIOSM

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIOSM

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six funds in the Trust’s family of funds (each a “Portfolio” and collectively the “Portfolios”) — the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Equity Portfolio, Growth Allocation Portfolio, Growth Balanced Portfolio, Moderate Balanced Portfolio and Tactical Equity Portfolio. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolios offer a single class of shares.

This SAI is not a prospectus and should be read in conjunction with the Portfolios’ Prospectus, dated October 1, 2005. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for each Portfolio, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended May 31, 2005 are hereby incorporated by reference to the Portfolios’ Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL PORTFOLIO INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to certain of the Portfolios (the “Reorganization”). Prior to November 5, 1999, the effective date of the consolidation of the Portfolios and the predecessor Norwest portfolios, the Portfolios had only nominal assets.

The Portfolios described in this SAI, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies.

The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the Wells Fargo Advantage FundsSM.

Wells Fargo Advantage Portfolios	Predecessor Portfolios
Wells Fargo Advantage WealthBuilder Equity Portfolio	Norwest WealthBuilder II Growth and Income Portfolio
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio	Norwest WealthBuilder II Growth Balanced Portfolio
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio	Norwest WealthBuilder II Growth Portfolio

The Conservative Allocation Portfolio commenced operations on September 30, 2004.

The Equity Portfolio (formerly named the Growth and Income Portfolio) commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The predecessor Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the predecessor Norwest WealthBuilder II Growth and Income Portfolio. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

The Growth Allocation Portfolio commenced operations on September 30, 2004.

The Growth Balanced Portfolio commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The predecessor Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the predecessor Norwest WealthBuilder II Growth Balanced Portfolio.

The Moderate Balanced Portfolio commenced operations on September 30, 2004.

The Tactical Equity Portfolio (formerly named the Growth Portfolio) commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The predecessor Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the predecessor Norwest WealthBuilder II Growth Portfolio. On October 1, 2004, the Growth Portfolio changed its name to the Tactical Equity Portfolio.

INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and un-affiliated open-ended management investment companies or series (the “Underlying Funds”). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

Information concerning each Portfolio’s investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios’ investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

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Fundamental Investment Policies

Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in: (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio’s shareholders.

(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Portfolio may not invest or hold more than 15% of the Portfolio’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

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(3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Portfolio that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Portfolio’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term “Portfolios” shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

Asset-Backed Securities

Certain Portfolios may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Portfolios invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-

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backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. Certain Portfolios may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain Portfolios may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

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Commercial Paper

The Portfolios may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations,” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Portfolios use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

The Portfolios may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Portfolios may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Portfolio often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Portfolio’s portfolio, although a Portfolio may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not

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only fail to protect the value of the Portfolio’s investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the Portfolio to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Portfolio’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Portfolio’s investment objective, does not expose a Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Portfolio’s use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Portfolio use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

Certain Portfolios may enter into dollar roll transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Emerging Market Securities

Certain Portfolios invest in equity securities of companies in “emerging markets.” The Portfolios consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Portfolios may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand,

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Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Portfolio, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security.

Floating- and Variable-Rate Obligations

Certain Portfolios may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio’s investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

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Foreign Government Securities

The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio’s investment objective.

Foreign Obligations and Securities

Certain Portfolios may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Certain Portfolios may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Certain Portfolios may invest in foreign securities through ADRs, CDRs, EDRs, IDR and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio’s commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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Futures Contracts and Options Transactions

A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

A Portfolio’s use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio’s ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio’s investment objective and legally permissible for each such Portfolio.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

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High Yield/Lower-Rated Debt Securities

Certain Portfolios may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolios may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings

Certain Portfolios may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time

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and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

Certain Portfolios may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolios.

Collateralized Mortgage Obligations (“CMOs”). Certain Portfolios may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). Certain Portfolios may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Portfolios may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. Certain Portfolios also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

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Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolios. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolios’ shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

Certain Portfolios may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolios cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolios and the liquidity and value of a Portfolio’s investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes. Certain Portfolios may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

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The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Other Investment Companies

The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the “Underlying Funds”), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio’s investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund’s outstanding voting shares for any 30 day period; and (iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Portfolios’ policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

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Repurchase Agreements

Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios’ disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

Short Sales

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Portfolio maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Portfolio’s net assets or 5% of the securities of such class of the issuer. A Portfolio’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Portfolio that are not made “against the box” create opportunities to increase the Portfolio’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Portfolio makes a short sale “against the box,” the portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolios and their shareholders.

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In the view of the SEC, a short sale involves the creation of a senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Portfolio will be “against the box,” or the Portfolio’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

The Growth Balanced Portfolio may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.

The Portfolio may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Swap Agreements

To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds a agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio’s performance. Swap agreements involve risks depending upon the counterparties’ creditworthiness and ability to perform as well as the Portfolio’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Zero Coupon Bonds

The Growth Balanced Portfolio may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same

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maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody’s and S&P.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Organization and Management of the Portfolios.”

Trustees and Officers

The Board supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 53	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 36	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary and did not meet during the most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Portfolios’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios’ financial statements, and interacts with the Portfolios’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

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Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended June 30, 2005

	Interested Trustees		Independent Trustees
Fund Name	Robert C. Brown*	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
Conservative Allocation Portfolio	$732	$732	$766	$884	$766	$766	$766
Equity Portfolio	$732	$732	$766	$884	$766	$766	$766
Growth Allocation Portfolio	$732	$732	$766	$884	$766	$766	$766
Growth Balanced Portfolio	$732	$732	$766	$884	$766	$766	$766
Moderate Balanced Portfolio	$732	$732	$766	$884	$766	$766	$766
Tactical Equity Portfolio	$732	$732	$766	$884	$766	$766	$766

Total Compensation Across Fund Complex	$101,083	$101,083	$105,750	$122,000	$105,750	$105,750	$105,750

*Retired	as of April 5, 2005.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2004, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Portfolios and Fund Complex

Calendar Year Ended December 31, 2004

			Dollar Range of Equity Securities in the Portfolios				Aggregate Dollar Range of Equity Securities of Fund Complex*
Trustee	Conservative Allocation Portfolio	Equity Portfolio	Growth Allocation Portfolio	Growth Balanced Portfolio	Moderate Balanced Portfolio	Tactical Equity Portfolio
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	D
Richard M. Leach	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	0	D
Interested Trustee
J. Tucker Morse	0	0	0	0	0	0	D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios.

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Prior to August 2, 2004, Funds Management was entitled to receive as compensation for its advisory services to the Equity Portfolio, Growth Balanced Portfolio and Tactical Equity Portfolio a monthly fee at the annual rate of 0.35% of each Portfolio’s average daily net assets. Effective August 2, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio’s average daily net assets:

Portfolio	Fee
	8/2/04 to 9/30/04			Effective 10/1/04*
Conservative Allocation Portfolio	N/A			0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

Equity Portfolio	0-999M 1-4.99B >4.99B	0.35 0.325 0.30	% % %	0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

Growth Allocation Portfolio	N/A			0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

Growth Balanced Portfolio	0-999M 1-4.99B >4.99B	0.35 0.325 0.30	% % %	0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

Moderate Balanced Portfolio	N/A			0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

Tactical Equity Portfolio	0-999M 1-4.99B >4.99B	0.35 0.325 0.30	% % %	0-999M 1-4.99B >4.99B	0.20 0.175 0.15	% % %

*	Effective at commencement of operations of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

The Portfolios listed below paid the following advisory fees, and the investment adviser waived the indicated fees, for the fiscal years shown:

	05/31/05 Funds Management		05/31/04 Funds Management				05/31/03 Funds Management
	Fees Paid	Fees Waived	Fees Paid		Fees Waived		Fees Paid		Fees Waived
Conservative Allocation Portfolio*	$0	$8,130	$	N/A	$	N/A	$	N/A	$	N/A
Equity Portfolio	$196,247	$62,415		$225,450		$7,574		$133,870		$18,862
Growth Allocation Portfolio*	$0	$7,442	$	N/A	$	N/A	$	N/A	$	N/A
Growth Balanced Portfolio	$636,334	$117,549		$714,275		$2,293		$523,576		$992
Moderate Balanced Portfolio*	$0	$10,777	$	N/A	$	N/A	$	N/A	$	N/A
Tactical Equity Portfolio	$253,889	$66,520		$300,600		$6,003		$249,260		$13,052

*Portfolios	commenced operations on September 30, 2004.

General. Each Portfolio’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio’s outstanding voting securities or by the Trust’s Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Portfolio’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or “Sub-Adviser”), an affiliate of Funds Management, to serve as the sub-adviser to the Portfolios. Subject to the direction of the Trust’s Board of Trustees and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Portfolios’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios.

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Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board of Trustees and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.20% of the Portfolio’s average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser. Prior to September 1, 2005, Wells Capital Management received as compensation for its sub-advisory services to each Portfolio, a monthly fee equal to an annual rate of 0.05% of each Portfolio’s average daily net assets.

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of May 31, 2005, the most recent fiscal year end for the Portfolios. The following portfolio managers manage the investment activities of the Portfolios on a day-to-day basis: Galen G. Blomster, CFA and Jeffrey P. Mellas (each a “Portfolio Manager” and together, the “Portfolio Managers”).

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets Managed	Number of Accounts*	Total Assets Managed	Number of Accounts*	Total Assets Managed
Wells Capital Management
Galen G. Blomster, CFA	6	$4.7B	1	$620M	10	$4.2B
Jeffrey P. Mellas	6	$4.7B	1	$620M	10	$4.2B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets Managed	Number of Accounts*	Total Assets Managed	Number of Accounts*	Total Assets Managed
Wells Capital Management
Galen G. Blomster, CFA	0	$0	0	$0	4	$915M
Jeffrey P. Mellas	0	$0	0	$0	4	$915M

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in

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proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolios’ Portfolio Managers were compensated using the following compensation structures:

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark
Galen G. Blomster, CFA	Tactical Equity Allocation Composite Benchmark* Tactical Asset Allocation Composite Benchmark**

Jeffrey P. Mellas	Tactical Equity Allocation Composite Benchmark* Tactical Asset Allocation Composite Benchmark**

*	The Tactical Equity Allocation Composite Benchmark (“TEA”) is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the “unshifted” neutral benchmark, the value added by TEA is determined.
**	The Tactical Asset Allocation Composite Benchmark (“TAA”) is an internal benchmark consisting of 65% equities and 35% fixed income. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively and passively managed funds, managed by both Wells Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolios, which have different stock/bond weightings as a result of the TAA model (e.g. shifts toward either stocks or bonds based on the TAA model). Then, by comparing the shifted results vs. the “unshifted” neutral benchmark, the value added by TAA is determined.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the Portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Portfolios. The table below shows for each Portfolio Manager the amount of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

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Beneficial Equity Ownership in the Portfolios

Portfolio Manager	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Allocation Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Growth Balanced Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio
Wells Capital Management
Galen G. Blomster, CFA	0	0	0	0	0	B
Jeffrey P. Mellas	0	0	0	0	0	0

Fees from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, which may include shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios’ distributor for providing services to the Portfolios’ shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Wells Fargo Funds Distributor, LLC (“Funds Distributor” or the “Distributor”) as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios’ operations, including communication, coordination and supervision services with regard to the Portfolios’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio’s average daily net assets.

Class	Fee
	Prior to 8/2/04	Effective 8/2/04
Single Class	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %

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For the fiscal year-ends indicated below, the Portfolios listed below paid the following administrative fees to Funds Management:

Portfolio	5/31/05 Funds Management	5/31/04 Funds Management	5/31/03 Funds Management
Conservative Allocation Portfolio*	$0	N/A	N/A
Equity Portfolio	$349,887	$219,708	$84,496
Growth Allocation Portfolio*	$0	N/A	N/A
Growth Balanced Portfolio	$1,018,792	$675,622	$293,042
Moderate Balanced Portfolio*	$0	N/A	N/A
Tactical Equity Portfolio	$436,864	$289,083	$143,005

*Portfolios	commenced operations on September 30, 2004

Distributor

Effective April 11, 2005, Funds Distributor, located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Portfolios. Previously, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as the distributor for the Portfolios. The Portfolios have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”). The Plan was adopted by the Trust’s Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, each Portfolio pays the Distributor, and previously Stephens, on a monthly basis, an annual fee of up to 0.75% of its average daily net assets, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

For the period April 11, 2005 through May 31, 2005 , the Portfolios paid Funds Distributor the following fees for distribution-related services:

Portfolio	Total	Advertising	Printing & Mailing	Underwriters Compensation	Compensation to Broker/Dealers
Conservative Allocation Portfolio	$13,533	$0	$0	$4,060	$9,473
Equity Portfolio	$122,615	$0	$0	$36,784	$85,830
Growth Allocation Portfolio	$13,063	$0	$0	$3,919	$9,144
Growth Balanced Portfolio	$364,228	$0	$0	$109,268	$254,960
Moderate Balanced Portfolio	$17,531	$0	$0	$5,259	$12,272
Tactical Equity Portfolio	$166,585	$0	$0	$49,975	$116,609

For the period June 1, 2004 through April 10, 2005, the Portfolios paid Stephens the following fees for distribution-related services:

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Portfolio	Total	Advertising	Printing & Mailing	Underwriters Compensation	Compensation to Broker/Dealers
Conservative Allocation Portfolio	$16,957	$0	$0	$5,087	$11,870
Equity Portfolio	$596,495	$0	$0	$178,949	$417,547
Growth Allocation Portfolio	$14,845	$0	$0	$4,453	$10,391
Growth Balanced Portfolio	$1,723,814	$0	$0	$517,144	$1,206,670
Moderate Balanced Portfolio	$22,887	$0	$0	$6,866	$16,021
Tactical Equity Portfolio	$732,602	$0	$0	$219,781	$512,821

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Portfolios’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolio, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Single Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

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General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Portfolios. For its services as fund accountant, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee, as listed in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
0-85B	0.0051%
> 85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Portfolio’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Master Trust Portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Portfolio and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Effective April 11, 2005, the Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis. Previously, Stephens served as the principal underwriter distributing securities of the Portfolios on a continuous basis. For the period April 11, 2005 through May 31, 2005, the Portfolios paid (in the aggregate) to the Distributor $37,071 in underwriting commissions, and the Distributor retained $0. For the period June 1, 2004 through April 10, 2005, the Portfolios also paid (in the aggregate) $2,220,420 to Stephens in underwriting commissions, and Stephens retained $0. For the fiscal year ended May 31, 2004, the Portfolios (except for the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios) paid (in the aggregate) $1,915,847 to Stephens in underwriting commissions, and Stephens retained $131,580. For the fiscal year ended May 31, 2003, the Portfolios (except for the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios) paid (in the aggregate) $949,721 to Stephens in underwriting commissions, and Stephens retained $664.

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Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics that contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios’ shares.

Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Portfolio received before such Portfolio’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Portfolio’s NAV calculation time generally are processed at such Portfolio’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

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Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectus.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage Funds may purchase additional shares of the Portfolio that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds, for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Portfolio’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Cooke & Bieler (“C&B”) Shareholders. Former C&B shareholders who purchased their shares directly from the C&B Portfolios, and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of the WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trustees and the supervision of the Adviser, the Portfolios’ Sub-Adviser is responsible for each Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

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Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio’s securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio’s investment portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio’s shareholders.

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Fund	Portfolio Turnover Rate May 31, 2004		Portfolio Turnover Rate May 31, 2005
Conservative Allocation Portfolio	N/A	*	9%
Equity Portfolio	101%		92%
Growth Allocation Portfolio	N/A	*	28%
Growth Balanced Portfolio	96%		98%
Moderate Balanced Portfolio	N/A	*	16%
Tactical Equity Portfolio	121%		110%

*Portfolio	incepted September 30, 2004.

Brokerage Commissions. For the fiscal years ended May 31, 2005, May 31, 2004 and May 31, 2003, the Portfolios paid no brokerage commissions. No commissions were paid to affiliated brokers.

PORTFOLIO EXPENSES

From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Portfolio’s shares; and pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trustees deem equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectus applicable to each shareholder addresses only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

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Qualification as a Regulated Investment Company. It is intended that each Portfolio qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of a Portfolio’s shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each RIC is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Portfolio’s principal business of investing in stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Portfolio controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Portfolio generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

If, in any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, such Portfolio would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Portfolio’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a RIC for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of May 31, 2005, the following Portfolios had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

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Portfolio	Year Expires	Capital Loss Carryfowards
Conservative Allocation Portfolio	2013		$249
Equity Portfolio	2011 2012	$ $	1,739,885 4,161,317

Growth Allocation Portfolio	2013		$552

Moderate Balanced Portfolio	2013		$1,085

Tactical Equity Portfolio	2010		$7,019,960
	2011		$4,153,365
	2012		$5,503,398

If a Portfolio engages in a reorganization, either as an acquiring portfolio or acquired portfolio, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other portfolios participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Each Portfolio may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio’s total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

Investment through Underlying Funds. The Portfolios seek to continue to qualify as RICs by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a RIC under the Code as well.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to include in its annual taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

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Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

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An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a RIC might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a RIC may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a Portfolio’s earnings and profits, described above, are determined at the end of the Portfolio’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Portfolio’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Portfolio’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Portfolio as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Each Portfolio will designate capital gain distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government, if the Portfolio meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be

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disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Portfolio shares. If less than 95% of the Portfolio’s income is attributable to qualified dividend income, then only the portion of the Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual Portfolio shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the Portfolio from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Portfolios may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

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Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. Under recently enacted tax legislation, with respect to taxable years of a Portfolio beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Portfolio as “interest-related distributions” generally attributable to the Portfolio’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Portfolio will designate any interest-related distributions in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year, although the Portfolios provide no assurance they will make any such designations. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Portfolio, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Portfolio shares, capital gain distributions and, with respect to taxable years of a Portfolio beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Portfolios do not expect Portfolio shares to constitute U.S. real property interests, a portion of a Portfolio’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year generally attributable to its net short-term capital gain. The Portfolios provide no assurance they will make any such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Portfolio shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Portfolio’s taxable year immediately preceding the shareholder’s date of death, the assets of the Portfolio that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Portfolio. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

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The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders.

The responsibility for voting proxies relating to the Portfolios’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While the Portfolios do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolios’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that

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exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Portfolios and Portfolio shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Portfolios’ website at www.wellsfargo.com/advantagefunds and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS OF THE PORTFOLIOS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Wells Fargo Advantage Funds, including the Wells Fargo Advantage WealthBuilder Portfolios, (the “Funds”). For purposes of these procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Wells Fargo Master Trust and Wells Fargo Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

1.	Complete Holdings. The complete portfolio holdings for each Fund shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

2.	Top Ten Holdings. Top ten holdings information for each Fund shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

3.	Fund of Funds Structure. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various

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broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel that assist in the review and/or processing of Fund portfolio transactions employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. S&P and Moody’s receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Portfolios are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

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Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of September 2, 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a Portfolio or 5% or more of the voting securities as a whole.

5% Ownership as of SEPTEMBER 2, 2005

Portfolio	Name and Address	Type of Ownership	Percentage of Portfolio
Conservative Allocation	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	6.30%

Equity Portfolio	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	14.78%

Growth Allocation	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	21.87%

Growth Balanced Portfolio	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	9.42%

Moderate Balanced	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	18.68%

Tactical Equity Portfolio	American Enterprise Investment Services FBO	Record	9.11%

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PO Box 9446
Minneapolis, MN 55440-9446

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

OTHER

The Trust’s Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Portfolios for the year ended May 31, 2005, are hereby incorporated by reference to the Portfolios’ Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number		Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(viii)	-	Not Applicable.

(ix)	-	Not Applicable.

(x)	-	Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(xiv)	-	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xv)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvi)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005.

(f)	-	Not Applicable.

(g)(1)	-	Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004; Exhibit A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(3)	-	Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, filed herewith.

(j)(A)	-	Consent of the Independent Registered Public Accounting Firm, filed herewith.

(j)(1)	-	Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Power of Attorney, Stacie D. DeAngelo, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005 (see Exhibit (e) above for related Distribution Agreement).

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 85, filed August 1, 2005.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(5)	-	Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000; Appendix A to the Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(10)	-	Cadence Capital Management, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(11)	-	Not Applicable.

(12)	-	Sutter Advisors LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(16)	-	Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-Effective Amendment No. 81, filed February 1, 2005.

(17)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 81, filed February 1, 2005.

(18)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of

Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the

Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Cadence Capital Management, LLC (“Cadence”) serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(j) Sutter Advisors LLC (“Sutter”) serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) LSV Asset Management (“LSV”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(n) Artisan Partners Limited Partnership (“Artisan”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(o) New Star Institutional Managers Limited (“New Star”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(p) Matrix Asset Advisors, Inc. (“Matrix”) serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item	27. Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC as of April 5, 2005.

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Treasurer & Chief Financial Officer	None

Dorothy A. Peters Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	None

Herbert D. Campbell III Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Financial Operations Officer (FINOP)	None

Steven R. Schneider Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Compliance Officer and Anti- Money Laundering Compliance Officer	None

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

Matthew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(c) Not Applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, California 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Cadence Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

(n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

(o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(q) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(r) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(s) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

(t) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29.	Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of September, 2005.

WELLS FARGO FUNDS TRUST

By:	/s/ Carol J. Lorts
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* Stacie D. DeAngelo	Treasurer (Principal Financial Officer)

9/30/2005

*By:	/s/ Carol J. Lorts
Carol J. Lorts
As Attorney-in-Fact
September 30, 2005

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of September, 2005.

WELLS FARGO MASTER TRUST

By:	/s/ Carol J. Lorts
Carol J. Lorts
Assistant Secretary

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

EX-99.B(i)	Legal Opinion

EX-99.B(j)(A)	Consent of the Independent Registered Public Accounting Firm